================================================================================
                              Important Information
================================================================================

[JOHN HANCOCK LOGO]
-------------------                                              October 8, 2003
JOHN HANCOCK FUNDS


Dear Shareholder:


I am writing to ask for your vote on an important matter that will affect your investment in John Hancock Large Cap Spectrum Fund and/or John Hancock Dividend Performers Fund. The enclosed proxy statement contains information about proposals to approve the reorganizations of each of these funds into another John Hancock fund, John Hancock Sovereign Investors Fund. If the reorganization of your Fund is approved, shareholders of your Fund will become shareholders of Sovereign Investors Fund upon the closing of the reorganizations and will receive shares of Sovereign Investors Fund in proportion to the value of your shares in Large Cap Spectrum Fund and/or Dividend Performers Fund. Each reorganization is a separate proposal and will not be affected by the result of the other reorganization.

Why are the reorganizations being proposed?
The reorganizations are intended to consolidate each of these equity funds that focus on large capitalization issuers into one fund pursing a core, large cap strategy. The surviving fund, Sovereign Investors Fund, is an established large capitalization equity fund. Sovereign Investors Fund holds similar securities to Large Cap Spectrum Fund and Dividend Performers Fund and follows an investment approach that is slightly different than Large Cap Spectrum Fund's investment approach and substantially similar to Dividend Performers Fund's investment approach. Sovereign Investors Fund also has a long-term track record and a substantially larger asset size than either Large Cap Spectrum or Dividend Performers Fund.

The combined fund may be better positioned in the market to increase asset size and achieve economies of scale. Each fund incurs substantial operating costs for insurance, accounting, legal, and custodial services. The combination of these funds resulting from the reorganization may enable you to benefit from the ability to achieve better net prices on securities trades and spread fixed expenses in a manner that may contribute to a lower expense ratio in the long term than each fund would achieve separately.

Impact on Fund Expenses
It is important to note that your fund expenses will not increase as a result of either reorganization. In fact, expenses of the Sovereign Investors Fund after the reorganization are expected to be lower than both Large Cap Spectrum Fund's and Dividend Performers Fund's operating expenses before and after fee reductions.

Your Vote Matters
After careful consideration, your fund's trustees have unanimously approved the reorganization of each of John Hancock Large Cap Spectrum Fund and John Hancock Dividend Performers Fund into John Hancock Sovereign Investors Fund. The enclosed proxy statement contains further explanation and important details of the reorganizations, which I strongly encourage you to read before voting. If approved by shareholders, the reorganizations are scheduled to take place at the close of business on December 5, 2003.

Your vote makes a difference, no matter what the size of your investment. Please review the enclosed proxy materials and submit your vote promptly to help us avoid the need for additional mailings. For your convenience, you may vote one of three ways: via telephone by calling 1-800-690-6903; via mail by returning the enclosed voting card; or via the Internet by visiting www.proxyweb.com and following the online directions. If you have any questions or need additional information, please contact a John Hancock Funds Customer Service Representative at 1-800-225-5291 between 8:00 A.M. and 8:00 P.M. Eastern Time. I thank you for your prompt vote on this matter.

                                                Sincerely,


                                                /s/ MAUREEN FORD GOLDFARB

                                                Maureen Ford Goldfarb
                                                Chairman and Chief Executive
                                                Officer

JOHN HANCOCK DIVIDEND PERFORMERS FUND
(a series of John Hancock Institutional Series Trust)
JOHN HANCOCK LARGE CAP SPECTRUM FUND
(a series of John Hancock Equity Trust)
(each a "fund")
101 Huntington Avenue
Boston, MA 02199

Notice of Joint Special Meeting of Shareholders
Scheduled for December 3, 2003

This is the formal agenda for each fund's shareholder meeting. It tells you what matters will be voted on and the time and place of the meeting, in case you want to attend in person.

To the shareholders of each fund:

A joint shareholder meeting for the funds will be held at 101 Huntington Avenue, Boston, Massachusetts on Wednesday, December 3, 2003, at 9:00 A.M., Eastern Time, to consider the following:

1. A proposal to approve an Agreement and Plan of Reorganization between John Hancock Large Cap Spectrum Fund ("your fund" or "Large Cap Spectrum Fund") and John Hancock Sovereign Investors Fund ("Sovereign Investors Fund"). Under this agreement, your fund would transfer all of its assets to Sovereign Investors Fund in exchange for Class A, B and C shares of Sovereign Investors Fund. These shares would be distributed proportionately to you and the other shareholders of Large Cap Spectrum Fund. Sovereign Investors Fund would also assume Large Cap Spectrum Fund's liabilities. Large Cap Spectrum Fund's board of trustees recommends that you vote FOR this proposal.

2. A proposal to approve an Agreement and Plan of Reorganization between John Hancock Dividend Performers Fund ("your fund" or "Dividend Performers Fund") and John Hancock Sovereign Investors Fund ("Sovereign Investors Fund"). Under this agreement, your fund would transfer all of its assets to Sovereign Investors Fund in exchange for Class I shares of Sovereign Investors Fund. These shares would be distributed proportionately to you and the other shareholders of Dividend Performers Fund. Sovereign Investors Fund would also assume Dividend Performers Fund's liabilities. Dividend Performers Fund's board of trustees recommends that you vote FOR this proposal.

3.   Any other business that may properly come before the meeting.

Shareholders of record as of the close of business on October 6, 2003 are entitled to vote at the meeting and any related follow-up meetings.

Whether or not you expect to attend the meeting, please complete and return the enclosed proxy card. If shareholders do not return their proxies in sufficient numbers, it may result in additional shareholder solicitation.

                                              By order of the board of trustees,

                                              Susan S. Newton
                                              Secretary

October 8, 2003

PROXY STATEMENT of
John Hancock Dividend Performers Fund
a series of John Hancock Institutional Series Trust
("Dividend Performers Fund," an "Acquired Fund," or "your fund")

John Hancock Large Cap Spectrum Fund
a series of John Hancock Equity Trust
("Large Cap Spectrum Fund," an "Acquired Fund" or "your fund")

PROSPECTUS for
John Hancock Sovereign Investors Fund
a series of John Hancock Investment Trust
(the "Acquiring Fund" or "Sovereign Investors Fund")

The address of each Acquired Fund and the Acquiring Fund is 101 Huntington Avenue, Boston, Massachusetts 02199.

This proxy statement and prospectus contains the information shareholders should know before voting on the proposed reorganizations. Please read it carefully and retain it for future reference.

--------------------------------------------------------------------------------------------------------
             Acquired Fund              Acquiring Fund             Shareholders Entitled to Vote
--------------------------------------------------------------------------------------------------------
Proposal 1   Large Cap Spectrum Fund    Sovereign Investors Fund   Large Cap Spectrum Fund shareholders
--------------------------------------------------------------------------------------------------------
Proposal 2   Dividend Performers Fund   Sovereign Investors Fund   Dividend Performers Fund shareholders
--------------------------------------------------------------------------------------------------------

How Each Reorganization Will Work

     o Each Acquired Fund will transfer all of its assets to the Acquiring Fund. The Acquiring Fund will assume the Acquired Fund's liabilities.

     o The Acquiring Fund will issue Class A, Class B and Class C shares to Large Cap Spectrum Fund in amounts equal to the value of its net assets attributable to its Class A, Class B and Class C shares, respectively. These shares will be distributed to each shareholder of Large Cap Spectrum Fund in proportion to their holdings of the respective Class of shares on the reorganization date.

     o The Acquiring Fund will issue Class I shares to Dividend Performers Fund in an amount equal to the value of Dividend Performers Fund's net assets. These shares will be distributed to Dividend Performers Fund's shareholders in proportion to their holdings on the reorganization date.

     o Each Acquired Fund will be terminated and fund shareholders will become shareholders of the Acquiring Fund.

     o The reorganization is intended to result in no income, gain or loss for federal income tax purposes to the Acquiring Fund, the Acquired Fund or the shareholders of the Acquired Fund.

Rationale for the Reorganizations

The reorganizations are intended to consolidate each of these equity funds that focus on large capitalization issuers into one fund pursuing a large cap, core strategy. The Acquiring Fund is an established large capitalization equity fund. Sovereign Investors Fund holds similar securities but follows a slightly different investment approach than either Acquired Fund. The Acquiring Fund also has a long-term track record and a larger asset size than either Acquired Fund.

The combined fund may be better positioned in the market to increase asset size and achieve economies of scale. Each fund incurs substantial operating costs for insurance, accounting, legal, and custodial services. The combination of these funds resulting from the reorganization may enable you to benefit from the ability to achieve better net prices on securities trades and spread fixed expenses in a manner that may contribute to a lower expense ratio in the long term than each fund would achieve separately.

Shares of the Acquiring Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank or other depository institution. These shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

Shares of the Acquiring Fund have not been approved or disapproved by the Securities and Exchange Commission. The Securities and Exchange Commission has not passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.


--------------------------------------------------------------------------------------------------------------------------------
Where to Get More Information
--------------------------------------------------------------------------------------------------------------------------------

Large Cap Spectrum Fund Shareholders:                            In the same envelope as this proxy statement and prospectus.
                                                                 These documents are incorporated by reference into (and
Class A, B and C prospectus of Sovereign Investors Fund          therefore legally part of) this proxy statement and prospectus.
dated March 1, 2003 as revised October 1, 2003.

Dividend Performers Fund Shareholders:


Class I prospectus of Sovereign Investors Fund dated
March 1, 2003 as revised October 1, 2003.
--------------------------------------------------------------
The annual report to shareholders dated December 31, 2002
and the semiannual report to shareholders dated June 30,
2003 of Sovereign Investors Fund.
--------------------------------------------------------------------------------------------------------------------------------
Prospectus of Dividend Performers Fund, dated July 1, 2003.
                                                                 On file with the Securities and Exchange Commission
Prospectus of Large Cap Spectrum Fund, dated March 1,            ("SEC") or available at no charge by calling our toll-free
2003 as revised October 1, 2003.                                 number: 1-800-225-5291. Incorporated by reference into
                                                                 (and therefore legally part of) this proxy statement and
The annual report to shareholders dated February 28, 2003        prospectus.
of Dividend Performers Fund.

The annual report to shareholders dated October 31, 2002
and semiannual report to shareholders dated April 30, 2003 of Large Cap Spectrum Fund.

A combined statement of additional information dated
October 8, 2003. It contains additional information about the
Acquired Funds and the Acquiring Fund.
--------------------------------------------------------------------------------------------------------------------------------
To ask questions about this proxy statement and prospectus.      Call our toll-free telephone number: 1-800-225-5291
--------------------------------------------------------------------------------------------------------------------------------

       The date of this proxy statement and prospectus is October 8, 2003.

TABLE OF CONTENTS

                                                                          Page
                                                                          -----
INTRODUCTION ..........................................................     4
PROPOSAL 1 -- LARGE CAP SPECTRUM FUND .................................     4
  Summary .............................................................     4
  Comparison of Investment Risks ......................................    11
  Comparison of Fund Performance ......................................    12
  Proposal to Approve the Agreement and Plan of Reorganization ........    12
PROPOSAL 2 -- DIVIDEND PERFORMERS FUND ................................    14
  Summary .............................................................    15
  Comparison of Investment Risks ......................................    19
  Comparison of Fund Performance ......................................    19
  Proposal to Approve the Agreement and Plan of Reorganization ........    19
PAST PERFORMANCE OF EACH FUND .........................................    21
FURTHER INFORMATION ON EACH REORGANIZATION ............................    23
CAPITALIZATION ........................................................    24
ADDITIONAL INFORMATION ABOUT THE FUNDS' BUSINESSES ....................    25
BOARDS' EVALUATION AND RECOMMENDATION .................................    25
VOTING RIGHTS AND REQUIRED VOTE .......................................    26
INFORMATION CONCERNING THE MEETING ....................................    26
OWNERSHIP OF SHARES OF THE FUNDS ......................................    29
EXPERTS ...............................................................    29
AVAILABLE INFORMATION .................................................    30
EXHIBIT A -- Form of Agreement and Plan of Reorganization .............    31

INTRODUCTION

This proxy statement and prospectus is being used by the Acquired Funds' boards of trustees to solicit proxies to be voted at a special meeting of each Acquired Fund's shareholders. This meeting will be held at 101 Huntington Avenue, Boston, Massachusetts on Wednesday, December 3, 2003 at 9:00 A.M., Eastern Time. The purpose of the meeting is to consider proposals to approve Agreements and Plans of Reorganization (each an "Agreement") providing for the reorganization of the Acquired Funds into the Acquiring Fund (each, a "Reorganization"). This proxy statement and prospectus is being mailed to your fund's shareholders on or about October 8, 2003.

For each proposal, this proxy statement and prospectus includes information that is specific to that proposal, including a comparison summary. You should read the entire proxy statement carefully, including Exhibit A and the enclosed prospectus and annual and semiannual reports of Sovereign Investors Fund, because they contain details that are not in the summary.

Who is Eligible to Vote?

Shareholders of record on October 6, 2003 are entitled to attend and vote at the meeting or any adjourned meeting. Each share is entitled to one vote. Shares represented by properly executed proxies, unless revoked before or at the meeting, will be voted according to shareholders' instructions. If you sign a proxy but do not fill in a vote, your shares will be voted to approve the Agreements. If any other business comes before the meeting, your shares will be voted at the discretion of the persons named as proxies.

PROPOSAL 1

Approval of Agreement and Plan of Reorganization Between Large Cap Spectrum Fund and Sovereign Investors Fund

A proposal to approve an Agreement and Plan of Reorganization between Large Cap Spectrum Fund and Sovereign Investors Fund. Under this Agreement, Large Cap Spectrum Fund would transfer all of its assets to Sovereign Investors Fund in exchange for Class A, B and C shares of Sovereign Investors Fund. These shares would be distributed proportionately to the shareholders of Large Cap Spectrum Fund. Sovereign Investors Fund would also assume Large Cap Spectrum Fund's liabilities. Large Cap Spectrum Fund's board of trustees recommends that shareholders vote FOR this proposal.

SUMMARY

Comparison of Large Cap Spectrum Fund to Sovereign Investors Fund

--------------------------------------------------------------------------------------------------------------------
                      COMPARISON OF FUNDS AND INVESTMENT OBJECTIVES, STRATEGIES AND POLICIES
--------------------------------------------------------------------------------------------------------------------
                   Large Cap Spectrum Fund                           Sovereign Investors Fund
--------------------------------------------------------------------------------------------------------------------
Business           A non-diversified series of John Hancock Equity   A diversified series of John Hancock Investment
                   Trust, an open-end investment management          Trust, an open-end investment management
                   company organized as a Massachusetts business     company organized as a Massachusetts business
                   trust.                                            trust.
--------------------------------------------------------------------------------------------------------------------
Net assets as of   $17.5 million                                     $1,252.0 million
June 30, 2003
--------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                            COMPARISON OF FUNDS AND INVESTMENT OBJECTIVES, STRATEGIES AND POLICIES
-----------------------------------------------------------------------------------------------------------------------------
                      Large Cap Spectrum Fund                              Sovereign Investors Fund
-----------------------------------------------------------------------------------------------------------------------------
Investment adviser,                   Investment Adviser:                                  Investment Adviser:
subadviser and                    John Hancock Advisers, LLC                           John Hancock Advisers, LLC
portfolio managers     -Responsible for the core portion of the fund and
                        supervising the subadvisers for the growth and                     Portfolio managers:
                                  value portions of the fund                               John F. Snyder, III
                                                                                        -Joined fund team in 1983
                                          Subadviser:                                    -Joined Adviser in 1991
                               Alliance Capital Management L.P.                      -Began business career in 1971
                            -Responsible for growth portion of fund
                           -Provides investment advisory services to                       Barry H. Evans, CFA
                            individual and institutional investors                      -Joined fund team in 1996
                                  -Supervised by the Adviser                             -Joined Adviser in 1986
                                       -Founded in 1971                              -Began business career in 1986

                                     Bernstein Investment                                Peter M. Schofield, CFA
                                  Research & Management Unit                            -Joined fund team in 1996
                            -Responsible for value portion of fund                       -Joined Adviser in 1996
                           -Unit of Alliance Capital Management L.P.                 -Began business career in 1984
                                  -Supervised by the Adviser

                                      Portfolio managers:
                           U.S.-based team including members of the
                          Adviser and each subadviser responsible for
                               day-to-day investment management
-----------------------------------------------------------------------------------------------------------------------------
Investment            The fund seeks long-term growth of capital.          The fund seeks long-term growth of capital and
objective                                                                  income without assuming undue market risks.
                      This objective is non-fundamental and can be
                      changed without shareholder approval.                This objective is fundamental and can only be
                                                                           changed with shareholder approval.
-----------------------------------------------------------------------------------------------------------------------------

Primary               The fund normally invests at least 80% of its        Under normal conditions, the fund invests
investments           assets in stocks of large-capitalization companies   primarily in common stocks. The fund normally
                      (companies in the capitalization range of the        invests at least 80% of its stock investments in a
                      Standard & Poor's 500 Index, which was $603.0        diversified portfolio of companies with market
                      million to $295.5 billion on August 31, 2003).       capitalizations within the range of the Standard &
                                                                           Poor's 500 Index, which was $603.0 million to
                                                                           $295.5 billion as of August 31, 2003.
                                                                           At least 65% of the fund's stock investments are
                                                                           "dividend performers" (companies whose dividend
                                                                           payments have increased steadily for ten years).
                                                                           Historically, these companies have tended to have
                                                                           large or medium capitalizations.
                                                                           Under normal circumstances, the fund may not
                                                                           invest more than 10% of assets in cash or cash
                                                                           equivalents.

-----------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                             COMPARISON OF FUNDS AND INVESTMENT OBJECTIVES, STRATEGIES AND POLICIES
------------------------------------------------------------------------------------------------------------------------------
                     Large Cap Spectrum Fund                                Sovereign Investors Fund
------------------------------------------------------------------------------------------------------------------------------
Investment           The fund's assets are managed according to three       In managing the portfolio, the managers use
strategies           separate investment strategies: growth, core and       fundamental financial analysis to identify
                     value. The fund's assets are allocated to reflect an   individual companies with high-quality income
                     optimal combination as determined by the               statements, substantial cash reserves and
                     Adviser's: (1) assessment of three strategies'         identifiable catalysts for growth, which may be
                     historical risk, return and correlation, and           new products or benefits from industry-wide
                     (2) long-term strategic view of the relative           growth. The managers generally visit companies to
                     attractiveness of the three strategies.                evaluate the strength and consistency of their
                                                                            management strategy. Finally, the managers look
                     Growth strategy. In managing the growth portion        for stocks that are reasonably priced relative to
                     of the portfolio, the managers seek to identify        their earnings and industry.
                     companies with above-average earnings growth
                     prospects that are not fully reflected in current
                     market valuations. They emphasize stock
                     selection, relying heavily upon the fundamental
                     analysis and research of their internal research
                     staff. They favor companies with strong
                     management, superior industry positions and
                     excellent balance sheets.

                     Core strategy. In managing the core portion of the portfolio, the managers look for companies that are undervalued and/or offer the potential for above-average earnings growth. The managers employ a combination of proprietary financial models and bottom-up, fundamental financial research to identify companies that are selling at what appear to be substantial discounts to their long-term intrinsic value. These companies often have identifiable catalysts for growth, such as new products, business reorganizations or mergers.

                     Value strategy. The managers of the value portion
                     of the fund look for companies that they believe
                     are undervalued. They employ a fundamental
                     value approach, focusing on the relationship
                     between a security's current price and its intrinsic
                     economic value, as measured by earnings power
                     and dividend paying capability.
------------------------------------------------------------------------------------------------------------------------------

Debt securities      The fund may invest in bonds of any maturity,          The fund may invest in bonds of any maturity,
                     with up to 5% of its net assets in bonds rated         with up to 5% of assets in junk bonds rated as
                     below investment-grade ("junk bonds").                 low as C and their unrated equivalents.

------------------------------------------------------------------------------------------------------------------------------
Foreign securities   The fund may invest up to 20% of assets in             The fund typically invests in U.S. companies but
                     foreign securities.                                    may invest in dollar-denominated or traded foreign
                                                                            securities.
------------------------------------------------------------------------------------------------------------------------------
Diversification      The fund is non-diversified and may invest up to       The fund is diversified, which means that, with
                     10% of assets in securities of individual              respect to 75% of total assets, the fund cannot
                     companies.                                             invest (i) more than 5% of total assets in securities
                                                                            of a single issuer or (ii) in securities representing
                                                                            more than 10% of the outstanding voting securities
                                                                            of an issuer. In addition, the fund may not invest
                                                                            more than 5% of its assets in any one security.
------------------------------------------------------------------------------------------------------------------------------
Active trading       Each fund may trade securities actively.
------------------------------------------------------------------------------------------------------------------------------
Derivatives          The fund may make limited use of certain               The fund may make limited use of certain
                     derivatives (investments whose value is based on       derivatives (investments whose value is based on
                     indexes, securities or currencies).                    indexes).
------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                          COMPARISON OF FUNDS AND INVESTMENT OBJECTIVES, STRATEGIES AND POLICIES
-------------------------------------------------------------------------------------------------------------------------
                      Large Cap Spectrum Fund                        Sovereign Investors Fund
-------------------------------------------------------------------------------------------------------------------------
Temporary             In abnormal circumstances, the fund            For temporary defensive purposes, the fund may
defensive positions   may temporarily invest more than 20%           invest some or all of its assets in investment grade
                      of its assets in investment-grade short-term   short-term securities.
                      securities, cash and cash equivalents.
-------------------------------------------------------------------------------------------------------------------------

In deciding whether to approve the Reorganization, you should consider the similarities and differences between your fund and Sovereign Investors Fund. In particular, you should consider whether the amount and character of investment risk involved in the authorized investments of Sovereign Investors Fund is commensurate with the amount of risk involved in the authorized investments of your fund. Both funds seek growth of capital. Sovereign Investors Fund also seeks income, whereas your fund's investment objective does not include an income component. Although both funds invest in companies that are considered large-cap within the same capitalization range, they have different investment strategies. Your fund's assets are allocated among and managed according to three separate investment strategies: growth, core and value. Sovereign Investors Fund is managed as a single investment portfolio with an emphasis on investments in "dividend performers", companies whose dividend payments have increased steadily for ten years, have identifiable catalysts for growth and are reasonably priced relative to their earnings and industry. If the Reorganization between your fund and Sovereign Investors Fund takes place, you will continue to hold shares of a fund that invests in large-cap stocks, but the investment strategy will be focused upon dividend growth rather than a blend of growth, core and value strategies. In addition, Sovereign Investors Fund has no stated limit on investments in fixed income securities, although this has not been a principal investment strategy of the fund historically.

--------------------------------------------------------------------------------
                                             COMPARISON OF CLASSES OF SHARES
--------------------------------------------------------------------------------
Class A sales   The Class A shares of both funds have the same characteristics
charges and     and fee structure.
12b-1 fees      o  Class A shares are offered with front-end sales charges ranging from 2% to 5% of the fund's offering price,
                   depending on the amount invested.
                o  Class A shares are subject to a 12b-1 distribution fee equal to 0.30% annually of average net assets.
                o  There is no front-end sales charge for investments of $1 million or more, but there is a contingent deferred sales
                   charge ranging from 0.25% to 1.00% on shares sold within one year of purchase.
                o  Investors can combine multiple purchases of Class A shares to take advantage of breakpoints in the sales charge
                   schedule.
                o  Sales charges are waived for the categories of investors listed in the funds' prospectuses.
--------------------------------------------------------------------------------
Class B sales   The Class B shares of both funds have the same characteristics
charges and     and fee structure.
12b-1 fees      o  Class B shares are offered without a front-end sales charge, but are subject to a contingent deferred sales charge (CDSC)
                   if sold within six years after purchase. The CDSC ranges
                   from 1.00% to 5.00% depending on how long the shares are
                   held. No CDSC is imposed on shares held more than six years.
                o  Class B shares are subject to 12b-1 distribution and service fees equal to 1.00% annually of average net assets.
                o  CDSCs are waived for the categories of investors listed in the funds' prospectus.
                o  Class B shares automatically convert to Class A shares after eight years.
--------------------------------------------------------------------------------
Class C sales   The Class C shares of both funds have the same characteristics
charges and     and fee structure.
12b-1 fees      o  Class C shares are offered with a front-end sales charge equal to 1.00% of the fund's offering price.
                o  Class C shares are subject to a contingent deferred sales charge of 1.00% on shares sold within one year of purchase.
                o  Class C shares are subject to 12b-1 distribution and service fees equal to 1.00% annually of average net assets.
                o  No automatic conversion to Class A shares, so annual
                   expenses continue at the Class C level throughout the life of the investment.
--------------------------------------------------------------------------------
12b-1 fees      o  These fees are paid out of a fund's assets on an ongoing basis. Over time these fees will increase the cost of
                   investments and may cost more than other types of sales
                   charges.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
               COMPARISON OF BUYING, SELLING AND EXCHANGING SHARES
--------------------------------------------------------------------------------
Buying shares       Investors may buy shares at their public offering price
                    through a financial representative or the funds' transfer
                    agent, John Hancock Signature Services, Inc. After October
                    6, 2003, investors will not be allowed to open new accounts in Large Cap Spectrum Fund but can add to existing
                    accounts.
--------------------------------------------------------------------------------
Minimum initial     Class A, Class B and Class C Shares: $1,000 for
investment          non-retirement accounts and $250 for retirement accounts
                    and group investments.
--------------------------------------------------------------------------------
Exchanging shares   Shareholders may exchange their shares at net asset value
                    with no sales charge for shares of the same class of any
                    other John Hancock fund.
--------------------------------------------------------------------------------
Selling shares      Shareholders may sell their shares by submitting a proper
                    written or telephone request to John Hancock Signature
                    Services, Inc.
--------------------------------------------------------------------------------
Net asset value     All purchases, exchanges and sales are made at a price
                    based on the next determined net asset value (NAV) per
                    share of the fund. Both funds' NAVs are determined at the
                    close of regular trading on the New York Stock Exchange,
                    which is normally 4:00 P.M. Eastern Time.
--------------------------------------------------------------------------------

The Funds' Expenses


Shareholders of both funds pay various expenses, either directly or indirectly. The following expense tables show the expenses of each fund for the twelve month period ended June 30, 2003. Future expenses for all share classes may be greater or less. The tables also show the hypothetical ("pro forma") expenses of Sovereign Investors Fund assuming both (1) that a reorganization with Large Cap Spectrum Fund, but not Dividend Performers Fund, occurred on June 30, 2002 and
(2) that a reorganization with both your fund and Dividend Performers Fund (as described below) occurred on June 30, 2002. The expenses shown in the tables are based on fees and expenses incurred during the twelve month period ended June 30, 2003.


As described in Proposal 2, the board of trustees of another John Hancock fund, John Hancock Dividend Performers Fund, has recommended that Dividend Performers Fund also reorganize into Sovereign Investors Fund. The Reorganization of Large Cap Spectrum Fund with Sovereign Investors Fund, however, does not depend upon whether the Reorganization involving Dividend Performers Fund occurs.


                                                                                                          Sovereign
                                                                                                          Investors
                                                                                     Sovereign              Fund
                                                                                     Investors           (PRO FORMA
                                                                                        Fund          for the 12 months
                                                                                     (PRO FORMA        ended 6/30/03)
                                                                                 for the 12 months        (Assuming
                                                                                   ended 6/30/03)      reorganization
                                                                                     (Assuming         with Large Cap
                                                     Large Cap      Sovereign      reorganization       Spectrum Fund
                                                     Spectrum       Investors      with Large Cap       and Dividend
                                                       Fund            Fund     Spectrum Fund only)   Performers Fund)
                                                     ---------      ---------   -------------------   -----------------
Shareholder transaction expenses                      Class A        Class A          Class A              Class A
Maximum sales charge (load) imposed on
 purchases (as a % of purchase price)                   5.00%          5.00%            5.00%                5.00%
Maximum sales charge imposed on
 reinvested dividends                                   none           none             none                 none
Maximum deferred sales charge (load) as a % of
 purchase or sale price, whichever is less(1)           none           none             none                 none
Redemption fee(2)                                       none           none             none                 none
Exchange fee                                            none           none             none                 none
Annual fund operating expenses
 (as a % of average net assets)                       Class A        Class A          Class A              Class A
Management fee                                          0.85%          0.58%            0.58%                0.58%
Distribution and service (12b-1) fee                    0.30%          0.30%            0.30%                0.30%
Other expenses                                          1.34%          0.34%            0.35%                0.35%
Total fund operating expenses                           2.49%          1.22%            1.23%                1.23%
Expense reimbursement                                   (0.99%)(3)      n/a              n/a                  n/a
Net fund operating expenses                             1.50%          1.22%            1.23%                1.23%

(1) Except for investments of $1 million or more.
(2) Does not include wire redemption fee (currently $4.00).
(3) At least until February 28, 2004.

                                                                                                          Sovereign
                                                                                                          Investors
                                                                                     Sovereign              Fund
                                                                                     Investors           (PRO FORMA
                                                                                        Fund          for the 12 months
                                                                                     (PRO FORMA        ended 6/30/03)
                                                                                 for the 12 months        (Assuming
                                                                                   ended 6/30/03)      reorganization
                                                                                     (Assuming         with Large Cap
                                                     Large Cap      Sovereign      reorganization       Spectrum Fund
                                                     Spectrum       Investors      with Large Cap       and Dividend
                                                       Fund            Fund     Spectrum Fund only)   Performers Fund)
                                                     ---------      ---------   -------------------   -----------------
Shareholder transaction expenses                      Class B        Class B          Class B              Class B
Maximum sales charge (load) imposed on
 purchases (as a % of purchase price)                   none           none             none                 none
Maximum sales charge imposed on
 reinvested dividends                                   none           none             none                 none
Maximum deferred sales charge (load) as a % of
 purchase or sale price, whichever is less              5.00%          5.00%            5.00%                5.00%
Redemption fee(1)                                       none           none             none                 none
Exchange fee                                            none           none             none                 none
Annual fund operating expenses
 (as a % of average net assets)                       Class B        Class B          Class B              Class B
Management fee                                         0.85%           0.58%            0.58%                0.58%
Distribution and service (12b-1) fee                   1.00%           1.00%            1.00%                1.00%
Other expenses                                         1.34%           0.34%            0.35%                0.35%
Total fund operating expenses                          3.19%           1.92%            1.93%                1.93%
Expense reduction                                     (0.99%)(2)        n/a              n/a                  n/a
Net fund operating expenses                            2.20%           1.92%            1.93%                1.93%

(1) Does not include wire redemption fee (currently $4.00).
(2) At least until February 28, 2004.

                                                                                                          Sovereign
                                                                                                          Investors
                                                                                     Sovereign              Fund
                                                                                     Investors           (PRO FORMA
                                                                                        Fund          for the 12 months
                                                                                     (PRO FORMA        ended 6/30/03)
                                                                                 for the 12 months        (Assuming
                                                                                   ended 6/30/03)      reorganization
                                                                                     (Assuming         with Large Cap
                                                     Large Cap      Sovereign      reorganization       Spectrum Fund
                                                     Spectrum       Investors      with Large Cap       and Dividend
                                                       Fund            Fund     Spectrum Fund only)   Performers Fund)
                                                     ---------      ---------   -------------------   -----------------
Shareholder transaction expenses                      Class C        Class C          Class C              Class C
Maximum sales charge (load) imposed on
 purchases (as a % of purchase price)                   1.00%          1.00%            1.00%                1.00%
Maximum sales charge imposed on reinvested
 dividends                                              none           none             none                 none
Maximum deferred sales charge (load) as a % of
 purchase or sale price, whichever is less              1.00%          1.00%            1.00%                1.00%
Redemption fee(1)                                       none           none             none                 none
Exchange fee                                            none           none             none                 none
Annual fund operating expenses
 (as a % of average net assets)                       Class C        Class C          Class C              Class C
Management fee                                           0.85%       0.58%              0.58%                0.58%
Distribution and service (12b-1) fee                     1.00%       1.00%              1.00%                1.00%
Other expenses                                           1.34%       0.34%              0.35%                0.35%
Total fund operating expenses                            3.19%       1.92%              1.93%                1.93%
Expense reduction                                       (0.99%)(2)    n/a                n/a                  n/a
Net fund operating expenses                              2.20%       1.92%              1.93%                1.93%

(1) Does not include wire redemption fee (currently $4.00).
(2) At least until February 28, 2004.

Examples

The hypothetical examples below show what your expenses would be if you invested $10,000 over different time periods for your fund and Sovereign Investors Fund, based on fees and expenses incurred during the twelve month period ended June 30, 2003. Pro forma expenses are included assuming both (1) that a reorganization with Large Cap Spectrum Fund, but not Dividend Performers Fund, occurred on June 30, 2002 and (2) that a reorganization with both your fund and Dividend Performers Fund occurred on June 30, 2002. Each example assumes that you reinvested all dividends and that the average annual return was 5%. For Large Cap Spectrum Fund, the example assumes the expense limitation is in place through February 2004. The pro forma examples are for comparison purposes only and are not a representation of Sovereign Investors Fund's actual expenses or returns, either past or future.

                                                                                      Sovereign
                                                    Sovereign                      Investors Fund
                                                 Investors Fund                      (PRO FORMA)
                           Sovereign               (PRO FORMA)                (Assuming reorganization
             Large Cap     Investors        (Assuming reorganization        with Large Cap Spectrum Fund
Class A    Spectrum Fund      Fund     with Large Cap Spectrum Fund only)   and Dividend Performers Fund)
---------------------------------------------------------------------------------------------------------
Year 1         $  716        $  618                  $  619                            $  619
Year 3         $1,214        $  868                  $  871                            $  871
Year 5         $1,738        $1,137                  $1,142                            $1,142
Year 10        $3,167        $1,903                  $1,914                            $1,914

Class B -- assuming redemption at end of period
----------------------------------------------------------------------------------------------------------
Year 1         $  797        $  695                  $  696                            $  696
Year 3         $1,260        $  903                  $  906                            $  906
Year 5         $1,847        $1,237                  $1,242                            $1,242
Year 10        $3,316        $2,061                  $2,072                            $2,072

Class B -- assuming no redemption
----------------------------------------------------------------------------------------------------------
Year 1         $  297        $  195                  $  196                            $  196
Year 3         $  960        $  603                  $  606                            $  606
Year 5         $1,647        $1,037                  $1,042                            $1,042
Year 10        $3,316        $2,061                  $2,072                            $2,072

Class C -- assuming redemption at end of period
----------------------------------------------------------------------------------------------------------
Year 1         $  493        $  392                  $  393                            $  393
Year 3         $1,050        $  697                  $  700                            $  700
Year 5         $1,731        $1,126                  $1,131                            $1,131
Year 10        $3,542        $2,321                  $2,331                            $2,331

Class C -- assuming no redemption
----------------------------------------------------------------------------------------------------------
Year 1         $  394        $  293                  $  294                            $  294
Year 3         $1,050        $  697                  $  700                            $  700
Year 5         $1,731        $1,126                  $1,131                            $1,131
Year 10        $3,542        $2,321                  $2,331                            $2,331


Advisory Fees

Each fund pays monthly advisory fees equal to the following annual percentage of its average daily net assets:

----------------------------------------------------
             Large Cap Spectrum Fund
----------------------------------------------------
Fee Rate (all asset levels)                   0.85%
----------------------------------------------------
            Sovereign Investors Fund
----------------------------------------------------
Fund Asset Breakpoints                      Fee Rate
----------------------------------------------------
First $750 million                            0.60%
----------------------------------------------------

Next $750 million                             0.55%
----------------------------------------------------
Next $1 billion                               0.50%

----------------------------------------------------
Amount over $2.5 billion                      0.45%
----------------------------------------------------

Your fund's subadviser is Alliance Capital Management, L.P. ("Alliance"). Alliance is responsible for providing investment advice to the fund with respect to the fund's growth investment strategies, subject to the review of the Trustees and overall supervision of the Adviser. Bernstein Investment Research & Management Unit ("Bernstein," and together with Alliance, the "Subadvisers") is responsible for the value investment strategies portion of the fund, subject to the review of the Trustees and overall supervision of the Adviser. Alliance and Bernstein receive their compensation directly from the Adviser, not the fund. For the first year, beginning on the date the fund commenced operations, the Adviser paid the Subadvisers a subadvisory fee at an annual rate of 0.500% of the average net assets. Thereafter, the fee is calculated at the following annual rates: 0.900% on the first $20 million of average net assets managed by the Subadvisers; 0.750% on the next $20 million of average net assets managed by the Subadvisers; 0.600% on the next $20 million of average net assets managed by the Subadvisers; 0.400% on the next $40 million of average net assets managed by the Subadvisers; and 0.300% on the next average net assets in excess of $100 million managed by the Subadvisers.

Summary of Expense Comparison

The pro forma expenses of Sovereign Investors Fund are lower than your fund's expenses, both before and after your fund's expense reimbursement, for all share classes. In addition, Sovereign Investors Fund's pro forma management fee rate is lower than your fund's management fee rate at all asset levels and both funds have the same 12b-1 fee rate for each share class. Sovereign Investors Fund's pro forma other expenses are also lower than your fund's other expenses.

COMPARISON OF INVESTMENT RISKS

The funds are exposed to various risks that could cause shareholders to lose money on their investments in the funds. The following table compares the risks affecting each fund.

--------------------------------------------------------------------------------------------------------------------------------
                     Large Cap Spectrum Fund                              Sovereign Investors Fund
--------------------------------------------------------------------------------------------------------------------------------
Stock market risk    The value of securities in the fund may go down in response to overall stock market movements.
                     Markets tend to move in cycles, with periods of rising prices and periods of falling prices. Stocks tend to go up and down in value more than bonds. If the fund concentrates in certain sectors, its performance could be worse than that of the overall stock market.
--------------------------------------------------------------------------------------------------------------------------------
Investment           Large capitalization stocks as a group could fall out of favor with the market, causing the fund to
category risk        underperform investments that focus on small or medium capitalization stocks.
--------------------------------------------------------------------------------------------------------------------------------
Dividend             Not applicable.                                      The stocks of "dividend performers" (companies
Performers risk                                                           whose dividend payments have increased steadily
                                                                          for ten years), which generally are large or medium
                                                                          capitalization stocks, as a group could fall out of
                                                                          favor with the market, causing the fund to
                                                                          underperform investments that focus on smaller or
                                                                          non-dividend paying stocks.
--------------------------------------------------------------------------------------------------------------------------------
Management risk      The fund's management strategy may fail to produce the intended results. The fund could underperform its peers or lose money if the investment strategy (or the asset allocation strategy in the case of Large
                     Cap Spectrum Fund), does not perform as expected.
--------------------------------------------------------------------------------------------------------------------------------
Foreign securities   Foreign investments are more risky than domestic     Foreign investments, even if U.S. dollar
risk                 investments. Investments in foreign securities may   denominated or traded, may be more risky than
                     be affected by fluctuations in currency exchange     domestic investments. Investments in foreign
                     rates, incomplete or inaccurate financial            securities may be affected by incomplete or
                     information on companies, social instability and     inaccurate financial information on companies,
                     political actions ranging from tax code changes to   social instability and political actions ranging from
                     governmental collapse.                               tax code changes to governmental collapse.
--------------------------------------------------------------------------------------------------------------------------------
Derivatives risk     Certain derivative instruments can produce disproportionate gains or losses and are riskier than direct investments. Also, in a down market derivatives could become harder to value or sell at a fair price.
--------------------------------------------------------------------------------------------------------------------------------
Bond risk            Any bonds held by the fund could be downgraded in credit rating or go into default. Bond prices generally fall when interest rates rise and longer maturity will increase volatility. Junk bond prices can fall on bad news about the economy, an industry or a company.
--------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                     Large Cap Spectrum Fund                               Sovereign Investors Fund
-----------------------------------------------------------------------------------------------------------------------------
Issuer               If the fund invests heavily in a single issuer, its   Not applicable because the fund is limited to 5%
concentration risk   performance could suffer significantly from           in any one issuer.
                     adverse events affecting that issuer.
-----------------------------------------------------------------------------------------------------------------------------
Turnover risk        Active trading could increase the fund's transaction costs (thus lowering performance) and increase your taxable distributions.
-----------------------------------------------------------------------------------------------------------------------------

COMPARISON OF FUND PERFORMANCE


Past performance records of each fund through June 30, 2003, including (1) calendar year total returns (without sales charges) for Sovereign Investors Fund and (2) average annual total returns (including imposition of sales charges) are set forth under "Past Performance of Each Fund" on page 21 of this proxy statement and prospectus.


PROPOSAL TO APPROVE THE AGREEMENT AND PLAN OF REORGANIZATION

Description of Reorganization You are being asked to approve an Agreement and Plan of Reorganization, a form of which is attached to this proxy statement as Exhibit A. Additional information about the Reorganization and the Agreement is set forth below under "Further Information on Each Reorganization." The Agreement provides for a reorganization on the following terms:

   o The Reorganization is scheduled to occur at 5:00 P.M., Eastern Time, on December 5, 2003, but may occur on any later date before December 31, 2003. Large Cap Spectrum Fund will transfer all of its assets to Sovereign Investors Fund and Sovereign Investors Fund will assume all of Large Cap Spectrum Fund's liabilities. This will result in the addition of Large Cap Spectrum Fund's assets to Sovereign Investors Fund's portfolio. The net asset value of both funds will be computed as of 4:00 P.M., Eastern Time, on the Reorganization date.

   o Sovereign Investors Fund will issue to Large Cap Spectrum Fund Class A shares in an amount equal to the net assets attributable to Large Cap Spectrum Fund's Class A shares. As part of the liquidation of Large Cap Spectrum Fund, these shares will immediately be distributed to Class A shareholders of record of Large Cap Spectrum Fund in proportion to their holdings on the Reorganization date. As a result, Class A shareholders of Large Cap Spectrum Fund will end up as Class A shareholders of Sovereign Investors Fund.

   o Sovereign Investors Fund will issue to Large Cap Spectrum Fund Class B shares in an amount equal to the net assets attributable to Large Cap Spectrum Fund's Class B shares. As part of the liquidation of Large Cap Spectrum Fund, these shares will immediately be distributed to Class B shareholders of record of Large Cap Spectrum Fund in proportion to their holdings on the Reorganization date. As a result, Class B shareholders of Large Cap Spectrum Fund will end up as Class B shareholders of Sovereign Investors Fund.

   o Sovereign Investors Fund will issue to Large Cap Spectrum Fund Class C shares in an amount equal to the net assets attributable to Large Cap Spectrum Fund's Class C shares. As part of the liquidation of Large Cap Spectrum Fund, these shares will immediately be distributed to Class C shareholders of record of Large Cap Spectrum Fund in proportion to their holdings on the Reorganization date. As a result, Class C shareholders of Large Cap Spectrum Fund will end up as Class C shareholders of Sovereign Investors Fund.

   o After the shares are issued, the existence of Large Cap Spectrum Fund will be terminated.

Reasons for the Proposed Reorganization
The board of trustees of Large Cap Spectrum Fund believes that the proposed Reorganization will be advantageous to the shareholders of Large Cap Spectrum Fund for several reasons. The board of trustees considered the following matters, among others, in approving the proposal.


First, although your fund and Sovereign Investors Fund both focus on large cap stocks, Sovereign Investors Fund has performed better than your fund for the brief period during which your fund has been in operation. In addition to having a favorable long-term record, Sovereign Investors Fund offers an investment focus, like your fund, on large cap equity securities.


Second, the reorganization should reduce the per share expenses incurred by Large Cap Spectrum Fund Shareholders. The management fee of Sovereign Investors Fund is lower at all asset levels than the management fee of your fund. In addition, the historical total expenses of Sovereign Investors Fund for each class of shares are lower than your fund's historical expenses, even with the benefit of expense limitation by the Adviser. The expense limitation is in effect only until February 28, 2004 and may be discontinued at any time thereafter. If the Adviser were to discontinue limiting your fund, the expenses of your fund will be substantially higher than the expenses of Sovereign Investors Fund.

Third, the combined fund may be better positioned to attract assets than your fund. Sovereign Investors Fund's greater asset size may allow it, relative to your fund, to (i) obtain better net prices on securities trades, (ii) achieve greater diversification of portfolio holdings and (iii) reduce per share expenses as fixed expenses are shared over a larger asset base.

Fourth, a combined fund offers economies of scale that may lead to further reductions in per share expenses. Both funds incur substantial costs for accounting, legal, transfer agency services, insurance, and custodial and administrative services. Many of these expenses are duplicative and there may be an opportunity to reduce Sovereign Investors Fund's expense ratio over time because of economies of scale if the funds are combined.

The board of trustees of Sovereign Investors Fund considered that the Reorganization presents an excellent opportunity for Sovereign Investors Fund to acquire substantial investment assets without the obligation to pay commissions or other transaction costs that a fund normally incurs when purchasing securities. This opportunity provides an economic benefit to Sovereign Investors Fund and its shareholders.

The boards of both funds also considered that the Adviser will benefit from the Reorganization. After the Reorganization, the Adviser would be the sole investment adviser with respect to all of the assets of Sovereign Investors Fund, including all of the assets of Large Cap Spectrum Fund acquired in the Reorganization. The Adviser would no longer be obligated to pay a subadviser with respect to any portion of those assets. In addition, Advisers would no longer be required to reimburse fund expenses of the Acquired Fund if the Reorganization were to occur and the Acquiring Fund is not subject to any expense reimbursement arrangements.

The boards of both funds also considered other benefits that the Adviser and the funds' distributor may receive from the Reorganization. For example, the Adviser might achieve cost savings from managing one larger fund compared to managing more than one fund following similar investment policies. The boards believe, however, that these savings will not amount to a significant economic benefit to the Adviser or distributor.

Unreimbursed Distribution and Shareholder Service Expenses
The boards of trustees of Large Cap Spectrum Fund and Sovereign Investors Fund have determined that, if the Reorganization occurs, unreimbursed distribution and shareholder service expenses incurred under Large Cap Spectrum Fund's Rule 12b-1 Plans will be reimbursable expenses under Sovereign Investors Fund's Rule 12b-1 Plans. However, the maximum amounts payable annually under Sovereign Investors Fund's Rule 12b-1 Plans (0.30%, 1.00% and 1.00% of average daily net assets attributable to Class A shares, Class B shares and Class C shares, respectively) will not increase.

The following table shows the actual and pro forma unreimbursed distribution and shareholder service expenses of shares of Large Cap Spectrum Fund and Sovereign Investors Fund. The table shows both the dollar amount of these expenses and the percentage of each class' average net assets that they represent. Class I shares of Sovereign Investors Fund are not included in the table because this class does not have a Rule 12b-1 Plan.

Rule 12b-1 Payments and Unreimbursed Expenses
----------------------------------------------------------------------------------------
                                          Aggregate
                                        Dollar Amount
                                        of 12b-1 Fees
                                        Paid (for the      Unreimbursed    Unreimbursed
                                          12 months         Rule 12b-1     Expenses as %
                                            ended          Expenditures   of Each Class'
                                          June 30,       (as of June 30,    Average Net
Name of Fund                                2003)             2003)           Assets
----------------------------------------------------------------------------------------
Large Cap Spectrum Fund                    $17,556 (A)        $5,175 (A)     0.01% (A)
----------------------------------------------------------------------------------------
                                           $79,559 (B)     $(27,407) (B)   (0.34)% (B)
----------------------------------------------------------------------------------------
                                           $52,072 (C)      $132,111 (C)     2.54% (C)
----------------------------------------------------------------------------------------
Sovereign Investors Fund                $2,761,953 (A)       $12,272 (A)     0.00% (A)
----------------------------------------------------------------------------------------
                                        $3,348,782 (B)   $12,521,250 (B)     3.74% (B)
----------------------------------------------------------------------------------------


                                          $232,343 (C)      $351,135 (C)     1.51% (C)


----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
Pro Forma (Sovereign Investors Fund):   $2,779,509 (A)       $17,447 (A)     0.00% (A)
Assuming reorganization               --------------------------------------------------
with Large Cap Spectrum Fund            $3,428,341 (B)   $12,493,843 (B)     3.64% (B)
                                      --------------------------------------------------
                                          $284,415 (C)      $483,246 (C)     1.70% (C)
----------------------------------------------------------------------------------------

If the Reorganization had taken place on June 30, 2002, the pro forma combined unreimbursed expenses of Sovereign Investors Fund's Class A and Class C shares would have been higher than if no Reorganization had occurred. Nevertheless, Sovereign Investors Fund's assumption of Large Cap Spectrum Fund's unreimbursed Rule 12b-1 expenses will have no immediate effect upon the payments made under Sovereign Investors Fund's Rule 12b-1 Plans. These payments will continue to be 0.30%, 1.00% and 1.00% of average daily net assets attributable to Class A, Class B and Class C shares, respectively.

John Hancock Funds, LLC may recover unreimbursed distribution and shareholder service expenses for Class B and Class C shares in future years. However, if Sovereign Investors Fund's board terminates either class' Rule 12b-1 Plan, that class will not be obligated to reimburse these distribution and shareholder service expenses. Accordingly, until they are paid or accrued, unreimbursed distribution and shareholder service expenses do not and will not appear as an expense or liability in the financial statements of either fund. In addition, unreimbursed expenses are not reflected in a fund's net asset value or the formula for calculating Rule 12b-1 payments. The staff of the SEC has not approved or disapproved the treatment of the unreimbursed distribution and shareholder service expenses described in this proxy statement.

PROPOSAL 2

Approval of Agreement and Plan of Reorganization Between
Dividend Performers Fund and Sovereign Investors Fund

A proposal to approve an Agreement and Plan of Reorganization between Dividend Performers Fund and Sovereign Investors Fund. Under this Agreement, Dividend Performers Fund would transfer all of its assets to Sovereign Investors Fund in exchange for Class I shares of Sovereign Investors Fund. These shares would be distributed proportionately to the shareholders of Dividend Performers Fund. Sovereign Investors Fund would also assume Dividend Performers Fund's liabilities. Dividend Performers Fund's board of trustees recommends that shareholders vote FOR this proposal.

SUMMARY

Comparison of Dividend Performers Fund to Sovereign Investors Fund

-----------------------------------------------------------------------------------------------------------------------------
                            COMPARISON OF FUNDS AND INVESTMENT OBJECTIVES, STRATEGIES AND POLICIES
-----------------------------------------------------------------------------------------------------------------------------
                      Dividend Performers Fund                                Sovereign Investors Fund
-----------------------------------------------------------------------------------------------------------------------------
Business              A diversified series of John Hancock Institutional      A diversified series of John Hancock Investment
                      Series Trust, an open-end investment management         Trust, an open-end investment management
                      company organized as a Massachusetts business           company organized as a Massachusetts business
                      trust.                                                  trust.
-----------------------------------------------------------------------------------------------------------------------------
Net assets as of      $3.2 million                                            $1,252.0 million
June 30, 2003
-----------------------------------------------------------------------------------------------------------------------------
Investment adviser                     Investment Adviser:                                  Investment Adviser:
and portfolio                       John Hancock Advisers, LLC                          John Hancock Advisers, LLC
managers
                                       Portfolio managers:                                  Portfolio managers:
                                       John F. Snyder, III                                  John F. Snyder, III
                                    -Joined fund team in 1995                            -Joined fund team in 1983
                                     -Joined adviser in 1991                              -Joined adviser in 1991
                                  -Began business career in 1971                      -Began business career in 1971

                                     Peter M. Schofield, CFA                                Barry H. Evans, CFA
                                    -Joined fund team in 1996                            -Joined fund team in 1996
                                     -Joined adviser in 1996                              -Joined Adviser in 1986
                                  -Began business career in 1984                      -Began business career in 1986

                                                                                          Peter M. Schofield, CFA
                                                                                         -Joined fund team in 1996
                                                                                          -Joined adviser in 1996
                                                                                      -Began business career in 1984
-----------------------------------------------------------------------------------------------------------------------------
Investment            The fund seeks long-term growth of capital with         The fund seeks long-term growth of capital and
objective             income as a secondary objective.                        income without assuming undue market risks.

                      This objective is non-fundamental and can be            This objective is fundamental and can only be
                      changed without shareholder approval.                   changed with shareholder approval.
-----------------------------------------------------------------------------------------------------------------------------

Primary               The fund normally invests at least 80% of its           Under normal conditions, the fund invests
investments           assets in a diversified portfolio of U.S. stocks with   primarily in common stocks. The fund normally
                      market capitalizations within the range of the          invests at least 80% of its stock investments in a
                      Standard & Poor's 500 Index, which was $603.0           diversified portfolio of companies with market
                      million to $295.5 billion as of August 31, 2003.        capitalizations within the range of the Standard &
                                                                              Poor's 500 Index, which was $603.0 million to
                                                                              $295.5 billion as of August 31, 2003.


                      The managers normally invest at least 80% of
                      assets in "dividend performers." These are
                      dividend-paying companies that have typically           At least 65% of the fund's stock investments are
                      increased their dividend payments over time, or         "dividend performers" (companies whose dividend
                      which the managers believe demonstrate the              payments have increased steadily for ten years).
                      potential to increase their dividend payments.          Historically, these companies have tended to have
                                                                              large or medium capitalizations.

                      Under normal circumstances, the fund may not
                      invest more than 10% of assets in cash or cash          Under normal circumstances, the fund may not
                      equivalents.                                            invest more than 10% of assets in cash or cash
                                                                              equivalents.
-----------------------------------------------------------------------------------------------------------------------------
Investment strategy   In managing each fund's portfolio, the managers use fundamental financial analysis to identify individual companies with high-quality income statements, substantial cash reserves and identifiable catalysts for growth, which may be new products or benefits from industry-wide growth. The managers generally visit companies to evaluate the strength and consistency of their management strategy. Finally, the managers look for stocks that are reasonably priced relative to their earnings and industry.
-----------------------------------------------------------------------------------------------------------------------------
Debt securities       The fund does not normally invest in debt               The fund may invest in bonds of any maturity,
                      securities.                                             with up to 5% of assets in junk bonds rated as
                                                                              low as C and their unrated equivalents.
-----------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                             COMPARISON OF FUNDS AND INVESTMENT OBJECTIVES, STRATEGIES AND POLICIES
---------------------------------------------------------------------------------------------------------------------------------
                      Dividend Performers Fund                              Sovereign Investors Fund
---------------------------------------------------------------------------------------------------------------------------------
Foreign securities    Each fund typically invests in U.S. companies but may invest in dollar-denominated or traded foreign securities.
---------------------------------------------------------------------------------------------------------------------------------
Active trading        Each fund may trade securities actively.
---------------------------------------------------------------------------------------------------------------------------------
Derivatives           Each fund may make limited use of certain derivatives (investments whose value is based on indexes).
---------------------------------------------------------------------------------------------------------------------------------
Diversification       Each fund is diversified, which means that, with respect to 75% of total assets, the fund cannot invest
                      (i) more than 5% of total assets in securities of a single issuer or (ii) in securities representing more than 10% of the outstanding voting securities of an issuer. In addition, each fund may not invest more than
                      5% of its assets in any one security.
---------------------------------------------------------------------------------------------------------------------------------
Temporary             In abnormal circumstances, the fund may               In abnormal circumstances, the fund may
defensive positions   temporarily invest extensively in U.S. government     temporarily invest extensively in investment-grade
                      securities with maturities of up to three years and   short-term securities, cash and cash equivalents.
                      more than 10% of its assets in cash and cash
                      equivalents.
---------------------------------------------------------------------------------------------------------------------------------

In deciding whether to approve the Reorganization, you should consider the similarities and differences between Dividend Performers Fund and Sovereign Investors Fund. In particular, you should consider whether the amount and character of investment risk involved in the authorized investments of Sovereign Investors Fund is commensurate with the amount of risk involved in the authorized investments of Dividend Performers Fund. As described above, the funds are managed using substantially similar investment strategies and policies. It should be noted, however, that the definition of "dividend performers" used by Dividend Performers Fund is broader than the definition used by Sovereign Investors Fund. In addition, Sovereign Investors Fund may invest to a greater extent in fixed income securities.

--------------------------------------------------------------------------------
                         COMPARISON OF CLASSES OF SHARES
--------------------------------------------------------------------------------
Sales charges and   Dividend Performers Fund offers only one class of shares
12b-1 fees          which has no sales charge or Rule 12b-1 fee. Class I shares of the Acquiring Fund also have no sales charge or Rule
                    12b-1 fee. With regard to characteristics other than sales charges and Rule 12b-1 fees, the Acquired Fund share and the
                    Acquiring Fund Class I share have substantially identical
                    characteristics.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
               COMPARISON OF BUYING, SELLING AND EXCHANGING SHARES
--------------------------------------------------------------------------------
Buying shares       Investors may buy shares at their public offering price
                    through a financial representative or the funds' transfer
                    agent, John Hancock Signature Services, Inc. After October
                    6, 2003, investors will not be allowed to open new accounts in Dividend Performers Fund but can add to existing
                    accounts.
--------------------------------------------------------------------------------
Minimum initial     $10,000. No minimum investment for retirement plans with at
investment           least 350 eligible employees.
--------------------------------------------------------------------------------
Exchanging shares   Shareholders may exchange their shares for Class I shares of other John Hancock funds, or for shares of any John Hancock institutional fund.
--------------------------------------------------------------------------------
Selling shares      Shareholders may sell their shares by submitting a proper
                    written or telephone request to John Hancock Signature
                    Services, Inc.
--------------------------------------------------------------------------------
Net asset value     All purchases, exchanges and sales are made at a price based on the next determined net asset value (NAV) per share of
                    the fund. Both funds' NAVs are determined at the close of
                    regular trading on the New York Stock Exchange, which is
                    normally 4:00 P.M. Eastern Time.
--------------------------------------------------------------------------------

The Funds' Expenses


Shareholders of both funds pay various expenses, either directly or indirectly. The following expense tables show expenses of each fund for the twelve month period ended June 30, 2003. Future expenses for all classes may be greater or less. The tables also show the hypothetical ("pro forma") expenses of Class I shares of Sovereign Investors Fund assuming both (1) that a reorganization with Dividend Performers Fund, but not Large Cap Spectrum Fund, occurred on June 30, 2002 and (2) that a reorganization with both your fund and Large Cap Spectrum Fund (as described below) occurred on June 30, 2002. The expenses shown in the tables are based on fees and expenses incurred during the twelve month period ended June 30, 2003. Class I shares of Sovereign Investors Fund are not yet operational, and therefore expenses are estimated based on those of other classes. Both funds' expenses were adjusted to reflect a subsequent contractual change in institutional class transfer agent fees. Sovereign Investors Fund's actual expenses after the Reorganization may be greater or less than those shown.


As described in Proposal 1, the board of trustees of another John Hancock fund, John Hancock Large Cap Spectrum Fund, has recommended that Large Cap Spectrum Fund also reorganize into Sovereign Investors Fund. The Reorganization of Dividend Performers Fund with Sovereign Investors Fund, however, does not depend upon whether the Reorganization involving Large Cap Spectrum Fund occurs.


                                                                                                            Sovereign
                                                                                       Sovereign            Investors
                                                                                       Investors           Fund Class I
                                                                                     Fund Class I           (PRO FORMA
                                                                                      (PRO FORMA        for the 12 mont
                                                                                   for the 12 months      ended 6/30/03
                                                                                    ended 6/30/03)          (Assuming
                                                                                       (Assuming          reorganizatio
                                                                                    reorganization        with Dividend
                                                     Dividend       Sovereign        with Dividend     Performers Fund and
                                                    Performers      Investors         Performers            Large Cap
                                                       Fund      Fund -- Class I      Fund only)          Spectrum Fund)
                                                    ----------   ---------------   -----------------   -------------------
Shareholder transaction expenses
Maximum sales charge (load) imposed on
 purchases (as a % of purchase price)                none             none                none                  none
Maximum sales charge imposed on
 reinvested dividends                                none             none                none                  none
Maximum deferred sales charge (load) as a % of
 purchase or sale price, whichever is less           none             none                none                  none
Redemption fee                                       none             none                none                  none
Exchange fee                                         none             none                none                  none
Annual fund operating expenses
 (as a % of average net assets)
Management fee                                       0.60%            0.58%               0.58%                 0.58%
Distribution and service (12b-1) fee                 none             none                none                  none
Other expenses                                       1.51%            0.13%               0.13%                 0.13%
Total fund operating expenses                        2.11%            0.71%               0.71%                 0.71%
Expense reduction                                   (1.11%)(1)         n/a                 n/a                   n/a
Net fund operating expenses                          1.00%            0.71%               0.71%                 0.71%

(1) At least until June 30, 2004.

Examples
The hypothetical examples below show what your expenses would be if you invested $10,000 over different time periods for your fund and Sovereign Investors Fund, based on fees and expenses incurred during the twelve month period ended June 30, 2003. The pro forma example assumes both (1) that a reorganization with Dividend Performers Fund, but not Large Cap Spectrum Fund, occurred on June 30, 2002, and (2) that a reorganization with both your fund and Large Cap Spectrum Fund occurred on June 30, 2002. Each example assumes that you reinvested all dividends and that the average annual return was 5%. The pro forma example is for comparison purposes only and is not a representation of Sovereign Investors Fund's actual expenses or returns, either past or future.

                                                                               Sovereign Investors Fund
                                               Sovereign Investors Fund                Class I
                                                        Class I                      (PRO FORMA)
                                                      (PRO FORMA)                     (Assuming
              Dividend       Sovereign                 (Assuming                 reorganization with
             Performers      Investors            reorganization with          Dividend Performers Fund
                Fund      Fund -- Class I   Dividend Performers Fund only)   and Large Cap Spectrum Fund)
---------------------------------------------------------------------------------------------------------
Year 1         $  149           $ 73                     $ 73                            $ 73
Year 3         $  598           $227                     $227                            $227
Year 5         $1,074           $395                     $395                            $395
Year 10        $2,390           $883                     $883                            $883


Advisory Fees

Each fund pays monthly advisory fees equal to the following annual percentage of its average daily net assets.

--------------------------------------------------------------------------------
Fund Asset Breakpoints                                                  Fee Rate
--------------------------------------------------------------------------------
                            Dividend Performers Fund
--------------------------------------------------------------------------------
First $500 million                                                        0.60%
--------------------------------------------------------------------------------
Amount over $500 million                                                  0.55%
--------------------------------------------------------------------------------
                            Sovereign Investors Fund
--------------------------------------------------------------------------------
First $750 million                                                        0.60%
--------------------------------------------------------------------------------

Next $750 million                                                         0.55%
--------------------------------------------------------------------------------
Next $1 billion                                                           0.50%

--------------------------------------------------------------------------------
Amount over $2.5 billion                                                  0.45%
--------------------------------------------------------------------------------

Each fund's investment adviser is John Hancock Advisers, LLC (the "Adviser"), an indirect, wholly-owned subsidiary of John Hancock Financial Services, Inc. The Adviser is responsible for providing investment advice to the funds, subject to the review of the Trustees.


Summary of Expense Comparison
The pro forma expenses of Sovereign Investors Fund's Class I shares are lower than your fund's gross and net expenses. In addition, Sovereign Investors Fund's pro forma management fee rate is the same or lower than your fund's management fee rate at all asset levels except that for assets between $500 million and $750 million, where your fund's management fee rate is 0.05% lower. Sovereign Investors Fund's pro forma other expenses are also lower than your fund's other expenses.

COMPARISON OF INVESTMENT RISKS
The funds are exposed to various risks that could cause shareholders to lose money on their investments in the funds. Because the funds have substantially similar investment objectives, policies and strategies, they are subject to the similar risks, as set forth below.

--------------------------------------------------------------------------------
Stock market risk    The value of securities in the fund may go down in response to overall stock market movements. Markets tend to move in cycles, with periods of rising prices and periods of
                     falling prices. Stocks tend to go up and down in value more than bonds. If the fund concentrates in certain sectors,
                     its performance could be worse than that of the overall
                     stock market.
--------------------------------------------------------------------------------
Investment           Large capitalization stocks as a group could fall out of
category risk        favor with the market, causing the fund to underperform
                     investments that focus on small or medium capitalization
                     stocks.
--------------------------------------------------------------------------------
Dividend             The stocks of "dividend performers" (as defined for each
                     fund under "Summary"), which generally are
--------------------------------------------------------------------------------
Performers risk      large or medium capitalization stocks, as a group could
                     fall out of favor with the market, causing the fund to
                     underperform investments that focus on smaller or
                     non-dividend paying stocks.
--------------------------------------------------------------------------------
Management risk      The fund's management strategy may fail to produce the
                     intended results. The fund could underperform its peers or lose money if the investment strategy, including industry
                     or security selection, does not perform as expected.
--------------------------------------------------------------------------------
Derivatives risk     Certain derivative instruments can produce disproportionate gains or losses and are riskier than direct investments.
                     Also, in a down market derivatives could become harder to
                     value or sell at a fair price.
--------------------------------------------------------------------------------
Bond risk            Not applicable.   Any bonds held by the fund could be
                                       downgraded in credit rating or go into
                                       default. Bond prices generally fall when
                                       interest rates rise and longer maturity
                                       will increase volatility. Junk bond
                                       prices can fall on bad news about the
                                       economy, an industry or a company.
--------------------------------------------------------------------------------
Foreign securities   Foreign investments are more risky than domestic
                     investments. Investments in foreign securities may be
--------------------------------------------------------------------------------
risk                 affected by fluctuations in currency exchange rates,
                     incomplete or inaccurate financial information on
                     companies, social instability and political actions ranging from tax code changes to governmental collapse.
--------------------------------------------------------------------------------
Turnover risk        Active trading could increase the fund's transaction costs
                     (thus lowering performance) and increase your taxable
                     distributions.
--------------------------------------------------------------------------------


COMPARISON OF FUND PERFORMANCE
Past performance records of each fund through June 30, 2003, including (1) calendar year total returns (without sales charges) and (2) average annual total returns (including imposition of sales charges) are set forth under "Past Performance of Each Fund" on page 21 of this proxy statement and prospectus.


PROPOSAL TO APPROVE THE AGREEMENT AND PLAN OF REORGANIZATION

Description of Reorganization
You are being asked to approve an Agreement and Plan of Reorganization, a form of which is attached to this proxy statement as Exhibit A. Additional information about the Reorganization and the Agreement is set forth below under "Further Information on Each Reorganization." The Agreement provides for a reorganization on the following terms:

   o The Reorganization is scheduled to occur at 5:00 P.M., Eastern Time, on December 5, 2003, but may occur on any later date before December 31, 2003. Dividend Performers Fund will transfer all of its assets to Sovereign Investors Fund and Sovereign Investors Fund will assume all of Dividend Performers Fund's liabilities. This will result in the addition of Dividend Performers Fund's assets to Sovereign Investors Fund's portfolio. The net asset value of both funds will be computed as of 4:00 P.M., Eastern Time, on the Reorganization date.


   o Sovereign Investors Fund will issue Class I shares to Dividend Performers Fund in an amount equal to the net assets of Dividend Performers Fund. As part of the liquidation of Dividend Performers Fund, these shares will immediately be distributed to shareholders of record of Dividend Performers Fund in proportion to their holdings on the Reorganization date. As a result, shareholders of Dividend Performers Fund will end up as Class I shareholders of Sovereign Investors Fund.


   o After the shares are issued, the existence of Dividend Performers Fund will be terminated.

Reasons for the Proposed Reorganization
The board of trustees of Dividend Performers Fund believes that the proposed Reorganization will be advantageous to the shareholders of Dividend Performers Fund for several reasons. The board of trustees considered the following matters, among others, in approving the proposal.

First, the funds have similar investment objectives, policies and strategies.

Second, the reorganization should reduce the per share expenses incurred by Dividend Performers Fund Shareholders both before and after expense reductions currently in place. The management fee of Sovereign Investors Fund is lower at nearly all asset levels than the management fee of your fund. In addition, the estimated other expenses of Sovereign Investors Fund for Class I shares are substantially lower than your fund's other expenses, resulting in anticipated lower overall expenses.

Third, by combining the funds into a single fund pursuing a core large capitalization strategy, the combined fund may be better positioned to attract additional assets than Dividend Performers Fund. Sovereign Investors Fund's greater asset size may allow it, relative Dividend Performers Fund, to (i) obtain better net prices on securities trades, (ii) achieve greater diversification of portfolio holdings and (iii) reduce per share expenses as fixed expenses are shared over a larger asset base.

Fourth, a combined fund offers economies of scale that may lead to further reductions in per share expenses. Both funds incur substantial costs for accounting, legal, transfer agency services, insurance, and custodial and administrative services. Many of these expenses are duplicative and there may be an opportunity to reduce Sovereign Investors Fund's expense ratio over time because of economies of scale if the funds are combined.

The board of trustees of Sovereign Investors Fund considered that the Reorganization presents an excellent opportunity for Sovereign Investors Fund to acquire substantial investment assets without the obligation to pay commissions or other transaction costs that a fund normally incurs when purchasing securities. This opportunity provides an economic benefit to Sovereign Investors Fund and its shareholders.

The boards of both funds also considered that the Adviser and the funds' distributor will benefit from the Reorganization. For example, the Adviser might achieve cost savings from managing one larger fund compared to managing more than one fund following similar investment policies. In addition, the Adviser would no longer be required to reimburse fund expenses of the Acquired Fund if the Reorganization were to occur, and the Acquiring Fund is not subject to any expense reimbursement arrangements. The boards believe, however, that these savings will not amount to a significant economic benefit to the Adviser or distributor.

Comparative Fees and Expense Ratios. As discussed above, Sovereign Investors Fund's pro forma management fees and annual operating expenses would be lower than your fund's management fees and gross and net operating expenses. A full comparison of advisory fee rates and expense ratios is included above.

PAST PERFORMANCE OF EACH FUND

Set forth below is past performance information for each fund, which indicates some of the risks of investing in each fund.

The bar chart under "Calendar Year Total Returns" shows how each fund's total return (not including any deduction for sales charges) has varied from year to year for each full calendar year. The table under "Average Annual Total Returns" shows average annual total return for each fund over time, for each class of shares (including deductions for sales charges) compared with a broad-based securities market index. Class A performance is shown both before and after taxes for Sovereign Investors Fund and Large Cap Spectrum Fund and for shares of Dividend Performers Fund. In addition, because Sovereign Investors Fund does not currently have any outstanding Class I shares, the tables show performance of Sovereign Investors Fund's Class A shares not including any reduction for sales charges. Past performance before and after taxes does not indicate future results.

                          Calendar Year Total Returns*

         [DATA BELOW IS REPRESENTED BY A CHART IN THE ORIGINAL REPORT]

                   Sovereign Investors Funds   Dividend Performance Fund
                   -------------------------   -------------------------
1993                         5.71
1994                        -1.85
1995                        29.15
1996                        17.57                        18.56
1997                        29.14                        34.33
1998                        15.62                        17.95

1999                         5.91                        13.38
2000                         4.08                        -0.62
2001                        -6.06                        -9.86
2002                       -18.68                       -24.66


* Returns for Sovereign Investors Fund are Class A shares without sales charges. Calendar year returns are not available for Large Cap Spectrum Fund because it commenced operations in February 2002.

Year-To-Date and Quarterly Returns
Sovereign Investors Fund's year-to-date return as of June 30, 2003 for Class A shares was 6.73%. During the period shown in the bar chart, the fund's highest quarterly return was 15.56% for the quarter ended December 31, 1998 and the lowest quarterly return was -13.87% for the quarter ended September 30, 2002.

Dividend Performers Fund's year-to-date return as of as of June 30, 2003 was 8.28%. During the period shown in the bar chart, the fund's highest quarterly return was 20.75% for the quarter ended December 31, 1998 and the lowest quarterly return was -17.51% for the quarter ended September 30, 2002.

Large Cap Spectrum Fund's year-to-date return for Class A shares as of June 30, 2003 was 10.16%.

Average Annual Total Returns as of June 30, 2003


                                                                                 10 Years
                                                                               (or life of
                                                           1 Year    5 Years   Class/Fund*)
                                                           ------    -------   ------------
Sovereign Investors Fund
 Class A -- Before Taxes                                   (7.57)%   (1.88)%       7.11%
 Class A -- After Taxes on Distributions(1)                (8.15)%   (3.39)%       5.35%
 Class A -- After Taxes on Distributions and Sale of
  Fund Shares(1)                                           (4.87)%   (2.07)%       5.41%
 Class B                                                   (8.14)%   (1.86)%       6.98%*
 Class C                                                   (5.29)%   (1.75)%      (1.88)%*
Sovereign Investors Fund
 Class A -- Before Taxes and Sales Load(2)                 (2.68)%   (0.87)%       7.67%
Large Cap Spectrum Fund
 Class A -- Before Taxes                                   (9.35)%     n/a       (16.70)%*
 Class A -- After Taxes on Distributions(1)                (9.35)%     n/a       (16.70)%*
 Class A -- After Taxes on Distributions and Sale of
  Fund Shares(1)                                           (6.08)%     n/a       (14.12)%*
 Class B                                                   (9.97)%     n/a       (16.63)%*
 Class C                                                   (7.14)%     n/a       (14.69)%*
Dividend Performers Fund
 Before Taxes                                              (4.18)%   (2.40)%       7.68%*
 After Taxes on Distributions(1)                           (4.55)%   (5.25)%       5.13%*
 After Taxes on Distributions and Sale of Fund Shares(1)   (2.75)%   (2.52)%       6.00%*
S&P 500 Index(3)                                            0.25%    (1.61)%      10.04%*

(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or IRAs.


(2) "Class A -- Before Taxes and Sales Load" reflects the performance of Class A shares not including any deduction for sales charges. Class I shares, which will be issued in the reorganization with Dividend Performers Fund, will not be subject to any sales charges. Nevertheless, performance of Class I shares would differ to the extent of Rule 12b-1 fees and other differences in class expenses.


(3) The S&P 500 Index is the Standard & Poor's Composite Index of 500 Stocks, which is a commonly recognized unmanaged price index of 500 widely held common stocks. Unlike the fund's returns, index returns do not reflect any fees, expenses or taxes.


* Inception dates for each class/fund that have fewer than 10 calendar years performance are as follows: Sovereign Investors Fund: Class B- January 3, 1994; Class C- May 1, 1998; Large Cap Spectrum: Class A, B and C shares -- February 25, 2002; Dividend Performers Fund: March 30, 1995. The corresponding S&P 500 Index returns for periods since these dates were as follows: Since January 3, 1994, 10.07%; since May 1, 1998, -1.29%; since February 25, 2002, -7.61%; and since March 30, 1995, 10.17%.

FURTHER INFORMATION ON EACH REORGANIZATION

Tax Status of Each Reorganization

Each Reorganization is intended to result in no income, gain or loss for federal income tax purposes to the Acquiring Fund, the Acquired Fund or the shareholders of the Acquired Fund and will not take place unless the funds receive a satisfactory opinion from Hale and Dorr LLP, substantially to the effect that the Reorganization will be a "reorganization" within the meaning of Section 368(a) of the Code.

As a result, with respect to each Reorganization, for federal income tax purposes:

  o No gain or loss will be recognized by the Acquired Fund upon (1) the transfer of all of its assets to the Acquiring Fund as described above or
    (2) the distribution by the Acquired Fund of the Acquiring Fund shares to the Acquired Fund's shareholders;

  o No gain or loss will be recognized by the Acquiring Fund upon the receipt of the Acquired Fund's assets solely in exchange for the issuance of the Acquiring Fund shares to the Acquired Fund and the assumption of the Acquired Fund's liabilities by the Acquiring Fund;

  o The basis of the assets of the Acquired Fund acquired by the Acquiring Fund will be the same as the basis of those assets in the hands of the Acquired Fund immediately before the transfer;

  o The tax holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the Acquired Fund's tax holding period for those assets;

  o You will not recognize gain or loss upon the exchange of your shares of the Acquired Fund solely for the Acquiring Fund shares as part of the Reorganization;

  o The basis of the Acquiring Fund shares received by you in the Reorganization will be the same as the basis of your shares of the Acquired Fund surrendered in exchange; and

  o The tax holding period of the Acquiring Fund shares you receive will include the tax holding period of the shares of the Acquired Fund that you surrender in the exchange, provided that the shares of the Acquired Fund were held by you as capital assets on the date of the exchange.

In rendering such opinions, counsel shall rely upon, among other things, reasonable assumptions as well as representations of each Acquired Fund and the Acquiring Fund.

No tax ruling has been or will be received from the Internal Revenue Service ("IRS") in connection with the Reorganization. An opinion of counsel is not binding on the IRS or a court, and no assurance can be given that the IRS would not assert, or a court would not sustain, a contrary position.

You should consult your tax adviser for the particular tax consequences to you of the transaction, including the applicability of any state, local or foreign tax laws.

Additional Terms of each Agreement and Plan of Reorganization

Certain terms of each Agreement and Plan of Reorganization are described above. The following is a summary of certain additional terms of each Agreement and Plan of Reorganization. This summary and any other description of the terms of the Agreement and Plan of Reorganization contained in this proxy statement and prospectus are qualified in their entirety by Exhibit A, which is the Form of Agreement and Plan of Reorganization in its entirety, that is proposed for each Reorganization.

Surrender of Share Certificates. If your shares are represented by one or more share certificates before the Reorganization date, you must either surrender the certificates to your fund(s) or deliver to your fund(s) a lost certificate affidavit, in the form and accompanied by the surety bonds that your fund(s) may require (collectively, an "Affidavit"). On the Reorganization date, all certificates that have not been surrendered will be canceled, will no longer evidence ownership of your fund's shares and will evidence ownership of Sovereign Investors Fund shares. Shareholders may not redeem or transfer Sovereign Investors Fund shares received in the Reorganization until they have surrendered their fund share certificates or delivered an Affidavit. Sovereign Investors Fund will not issue share certificates in the Reorganization.

Conditions to Closing each Reorganization. The obligation of each Acquired Fund to consummate the Reorganization is subject to the satisfaction of certain conditions, including the performance by the Acquiring Fund of all its obligations under the Agreement and the receipt of all consents, orders and permits necessary to consummate the Reorganization (see Agreement, paragraph 6).

The obligation of the Acquiring Fund to consummate the Reorganization is subject to the satisfaction of certain conditions, including the Acquired Funds' performance of all of its obligations under the Agreement, the receipt of certain documents and financial statements from each respective Acquired Fund and the receipt of all consents, orders and permits necessary to consummate the Reorganization (see Agreement, paragraph 7).

The obligations of each respective Acquired Fund and the Acquiring Fund are subject to approval of the Agreement by the necessary vote of the outstanding shares of the Acquired Fund, in accordance with the provisions of Acquired Funds' declaration of trust and by-laws. The funds' obligations are also subject to the receipt of a favorable opinion of Hale and Dorr LLP as to the federal income tax consequences of the Reorganization (see Agreement, paragraph 8).

Termination of Agreement. The board of trustees of each respective Acquired Fund or the Acquiring Fund may terminate the Agreement (even if the shareholders of an Acquired Fund have already approved it) at any time before the Reorganization date, if that board believes that proceeding with the Reorganization would no longer be advisable.

Expenses of the Reorganization. Whether or not a Reorganization occurs, each fund will pay its own expenses in connection with the Reorganization, including the costs of printing, mailing, legal fees, audit fees and solicitation expenses. The estimated expenses associated with each Reorganization of each Acquired Fund are as follows: $15,900 for Dividend Performers Fund, and $43,500 for Large Cap Spectrum Fund.

CAPITALIZATION

With respect to each Proposal, the following tables set forth the capitalization of each fund as of June 30, 2003 and the pro forma combined capitalization of both funds as if each Reorganization had occurred on that date. If a Reorganization is consummated, the actual exchange ratios on the Reorganization date may vary from the exchange ratios indicated. This is due to changes in the market value of the portfolio securities of both funds between June 30, 2003 and the Reorganization date, changes in the amount of undistributed net investment income and net realized capital gains of both funds during that period resulting from income and distributions, and changes in the accrued liabilities of both funds during the same period. It is impossible to predict how many shares of the Acquiring Fund will actually be received and distributed by each respective Acquired Fund on the Reorganization date. The tables should not be relied upon to determine the amount of Acquiring Fund shares that will actually be received and distributed.

If the Reorganization of your fund(s) had taken place on June 30, 2003:

                              Large Cap        Sovereign        Pro          Pro
Proposal 1                  Spectrum Fund   Investors Fund    Forma(1)     Forma(2)
----------                  -------------   --------------   ----------   ----------
Net Assets (millions)            $17.5          $1,252.0       $1,269.5     $1,272.7
Net Asset Value Per Share
 Class A                         $8.24            $16.78         $16.78       $16.78
 Class B                         $8.16            $16.76         $16.76       $16.76
 Class C                         $8.16            $16.78         $16.78       $16.78
 Class I                           N/A               N/A            N/A       $16.78
Shares Outstanding
 Class A                       661,739        54,924,905     55,249,830   55,249,830
 Class B                       878,591        18,344,119     18,772,068   18,772,068


 Class C                       601,663         1,384,964      1,677,690    1,677,690


 Class I                           -0-               -0-            -0-      191,644

(1) Assuming the Reorganization of Dividend Performers Fund into Sovereign Investors Fund does not occur. If the Reorganization of your fund only had taken place on June 30, 2003, approximately 0.491, 0.487 and 0.487 Sovereign Investors Fund Class A, B and C shares would have been issued for each share of Large Cap Spectrum Fund Class A, B and C shares, respectively.

(2) Assuming the Reorganization of Dividend Performers Fund into Sovereign Investors Fund occurs.

                                Dividend         Sovereign        Pro          Pro
Proposal 2                  Performers Fund   Investors Fund    Forma(1)     Forma(2)
----------                  ---------------   --------------   ----------   ----------
Net Assets (millions)              $3.2           $1,252.0       $1,255.2     $1,272.7
Net Asset Value Per Share
 Class A                            N/A             $16.78         $16.78       $16.78
 Class B                            N/A             $16.76         $16.76       $16.76
 Class C                            N/A             $16.78         $16.78       $16.78
 Class I                          $6.58                N/A         $16.78       $16.78
Shares Outstanding
 Class A                            -0-         54,924,905     54,924,905   55,249,830
 Class B                            -0-         18,344,119     18,344,119   18,772,068
 Class C                            -0-          1,384,964      1,384,964    1,677,690
 Class I                        488,353                -0-        191,644      191,644

(1) Assuming the Reorganization of Large Cap Spectrum Fund into Sovereign Investors Fund does not occur. If the reorganization of your fund only had taken place on June 30, 2003, and the opening NAV of Sovereign Investors Fund Class I shares was based on the Class A NAV, approximately 0.392 Sovereign Investors Fund Class I shares would have been issued for each share of Dividend Performers Fund.

(2) Assuming the Reorganization of Large Cap Spectrum Fund into Sovereign Investors Fund occurs.

ADDITIONAL INFORMATION ABOUT THE FUNDS' BUSINESSES

The following table shows where in each fund's prospectus you can find additional information about the business of each fund.

Type of Information                    Headings in Each Prospectus
-----------------------------------------------------------------------------------------------
Investment objective and policies      Goal and Strategy / Main Risks
Portfolio management                   Portfolio Managers / Subadviser
Expenses                               Your Expenses
Custodian                              Business Structure
Shares of beneficial interest          Your Account: Choosing a Share Class
Purchase of shares                     Your Account: Choosing a Share Class, How Sales Charges
                                       are Calculated, Sales Charge Reductions and Waivers,
                                       Opening an Account, Buying Shares, Transaction Policies,
                                       Additional Investor Services
Redemption of sales of shares          Your Account: Selling Shares, How Sales Charges are
                                       Calculated, Transaction Policies
Dividends, distributions and taxes     Dividends and Account Policies

BOARDS' EVALUATION AND RECOMMENDATION

For the reasons described above, the board of trustees of each Acquired Fund, including the trustees who are not "interested persons" of either fund in each respective Reorganization or the Adviser ("independent trustees"), approved the Reorganizations. In particular, the trustees determined that each Reorganization is in the best interests of each respective Acquired Fund and that the interests of Acquired Fund shareholders would not be diluted as a result of either Reorganization. Similarly, the board of trustees of Sovereign Investors Fund, including the independent trustees, approved each Reorganization. They also determined that each Reorganization is in the best interests of Sovereign Investors Fund and that the interests of Sovereign Investors Fund's shareholders would not be diluted as a result of either Reorganization.

          ------------------------------------------------------------
                The trustees of each Acquired Fund recommend that
          shareholders of the Acquired Funds vote FOR each proposal to approve an Agreement and Plan of Reorganization.
          ------------------------------------------------------------

VOTING RIGHTS AND REQUIRED VOTE

Each Acquired Fund share is entitled to one vote. Approval of each proposal described above requires the affirmative vote of a majority of the shares of each Acquired Fund outstanding and entitled to vote on each respective proposal. For this purpose, a majority of the outstanding shares of your fund means the vote of the lesser of:

    (1) 67% or more of the shares present at the meeting, if the holders of more than 50% of the shares of the fund are present or represented by proxy, or

    (2) more than 50% of the outstanding shares of the fund.

----------------------------------------------------------------------------------------------------------------------
Shares                      Quorum                                         Voting
----------------------------------------------------------------------------------------------------------------------
In General                  All shares "present" in person or by proxy     Shares "present" in person will be voted in
                            are counted toward a quorum.                   person at the meeting. Shares present by
                                                                           proxy will be voted in accordance with
                                                                           instructions.
----------------------------------------------------------------------------------------------------------------------
Proxy with no Voting        Considered "present" at meeting.               Voted "for" a proposal.
Instruction (other than
Broker Non-Vote)
----------------------------------------------------------------------------------------------------------------------
Broker Non-Vote             Considered "present" at meeting.               Not voted. Same effect as a vote "against" a
                                                                           proposal.
----------------------------------------------------------------------------------------------------------------------
Vote to Abstain             Considered "present" at meeting.               Not voted. Same effect as a vote "against" a
                                                                           proposal.
----------------------------------------------------------------------------------------------------------------------

If the required approval of shareholders is not obtained with respect to a proposal, the Acquired Fund subject to the proposal will continue to engage in business as a separate mutual fund and the board of trustees will consider what further action may be appropriate. This action could include, among other things, terminating a fund's expense limitation or closing the fund.

INFORMATION CONCERNING THE MEETING


Solicitation of Proxies
In addition to the mailing of these proxy materials, proxies may be solicited by telephone, by fax or in person by the trustees, officers and employees of your fund; by personnel of your fund's investment adviser, John Hancock Advisers, LLC and its transfer agent, John Hancock Signature Services, Inc.; or by broker-dealer firms. Signature Services, together with a third party solicitation firm, has agreed to provide proxy solicitation services to Large Cap Spectrum Fund at a cost of approximately $5,000.


Revoking Proxies
Each Acquired Fund shareholder signing and returning a proxy has the power to revoke it at any time before it is exercised:

  o By filing a written notice of revocation with the Acquired Funds' transfer agent, John Hancock Signature Services, Inc., 1 John Hancock Way, Suite 1000, Boston, Massachusetts 02217-1000, or

  o By returning a duly executed proxy with a later date before the time of the meeting, or

  o If a shareholder has executed a proxy but is present at the meeting and wishes to vote in person, by notifying the secretary of your fund (without complying with any formalities) at any time before it is voted.

Being present at the meeting alone does not revoke a previously executed and returned proxy.

Outstanding Shares and Quorum
As of October 6, 2003 (the "record date"), the number of shares of beneficial interest of each Acquired Fund's outstanding were as follows:

                                                                       SHARES
FUND                                                                 OUTSTANDING
--------------------------------------------------------------------------------

Large Cap Spectrum Fund
 Class A                                                              630,985
 Class B                                                              889,021
 Class C                                                              562,777
Dividend Performers Fund                                              470,565


Only shareholders of record on the record date are entitled to notice of and to vote at the meeting. A majority of the outstanding shares of each Acquired Fund that are entitled to vote will be considered a quorum for the transaction of business.

Other Business
Each Acquired Fund's board of trustees knows of no business to be presented for consideration at the meeting other than the proposals. If other business is properly brought before the meeting, proxies will be voted according to the best judgment of the persons named as proxies.

Adjournments
If a quorum is not present in person or by proxy at the time any session of the meeting is called to order, the persons named as proxies may vote those proxies that have been received to adjourn the meeting to a later date. If a quorum is present but there are not sufficient votes in favor of a proposal, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies concerning the proposal. Any adjournment will require the affirmative vote of a majority of an Acquired Fund's shares at the session of the meeting to be adjourned. If an adjournment of the meeting is proposed because there are not sufficient votes in favor of a proposal, the persons named as proxies will vote those proxies favoring the proposal in favor of adjournment, and will vote those proxies against the Reorganization against adjournment.

Telephone Voting
In addition to soliciting proxies by mail, by fax or in person, your fund(s) may also arrange to have votes recorded by telephone by officers and employees of your fund(s) or by personnel of the Adviser or transfer agent or a third party solicitation firm. The telephone voting procedure is designed to verify a shareholder's identity, to allow a shareholder to authorize the voting of shares in accordance with the shareholder's instructions and to confirm that the voting instructions have been properly recorded. If these procedures were subject to a successful legal challenge, these telephone votes would not be counted at the meeting. Your fund has not obtained an opinion of counsel about telephone voting, but is currently not aware of any challenge.

  o A shareholder will be called on a recorded line at the telephone number in a fund's account records and will be asked to provide the shareholder's social security number or other identifying information.

  o The shareholder will then be given an opportunity to authorize proxies to vote his or her shares at the meeting in accordance with the shareholder's instructions.

  o To ensure that the shareholder's instructions have been recorded correctly, the shareholder will also receive a confirmation of the voting instructions by mail.

  o A toll-free number will be available in case the voting information contained in the confirmation is incorrect.

  o If the shareholder decides after voting by telephone to attend the meeting, the shareholder can revoke the proxy at that time and vote the shares at the meeting.

Internet Voting
You will also have the opportunity to submit your voting instructions via the Internet by utilizing a program provided through a vendor. Voting via the Internet will not affect your right to vote in person if you decide to attend the meting. Do not mail the proxy card if you are voting via the Internet. To vote via the Internet, you will need the "control number" that appears on your proxy card. These Internet voting procedures are designed to authenticate shareholder identities, to allow shareholders give their voting instructions, and to confirm that shareholders instructions have been recorded properly. If you are voting via the Internet you should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, that must be borne to you.

  o Read the proxy statement and have your proxy card(s) at hand.

  o Go to the Web site on the proxy card.

  o Enter the "control number" found on your proxy card.

  o Follow the instructions on the Web site. Please call us at 1-800-225-5291 if you have any problems.

  o To insure that your instructions have been recorded correctly, you will receive a confirmation of your voting instructions immediately after your submission and also by e-mail if chosen.

Shareholders' Proposals
The funds are not required, and do not intend, to hold meetings of shareholders each year. Instead, meetings will be held only when and if required. Any shareholders desiring to present a proposal for consideration at the next meeting for shareholders of their respective funds must submit the proposal in writing, so that it is received by the appropriate fund at 101 Huntington Avenue, Boston, Massachusetts 02199 within a reasonable time before any meeting.

OWNERSHIP OF SHARES OF THE FUNDS

To the knowledge of each fund, as of September 30, 2003, the following persons owned of record or beneficially 5% or more of the outstanding shares of a class of each fund, respectively:


                                                       Large Cap Spectrum Fund
--------------------------------------------------------------------------------
Names and Addresses of Owners of
More Than 5% of Shares                               Class A   Class B   Class C
--------------------------------------------------------------------------------
MLPF&S For The Sole                                   5.43%     12.51%    19.11%
 Benefit of Its Customers
 Attn Fund Administration
 4800 Deer Lake Drive East 2nd Fl
 Jacksonville, FL 32246-6484

Citigroup Global Markets Inc                            --       9.33%    14.71%
 333 West 34th Street
 New York, NY 10001

                                                       Sovereign Investors Fund
--------------------------------------------------------------------------------
Names and Addresses of Owners of
More Than 5% of Shares              Class A  Class B  Class C  Class I*  Class R
--------------------------------------------------------------------------------
Citigroup Global Markets Inc          --       --      10.06%    --         --
 333 West 34th Street
 New York, NY 10001

John Hancock Advisers, LLC            --       --        --       --     100.0%+
 101 Huntington Avenue
 Boston, MA 02199

* No Class I shares were outstanding on September 30, 2003.
+ Represents initial investment in Class R shares, which commenced operations
  August 5, 2003.

                                                        Dividend Performers Fund
--------------------------------------------------------------------------------
Names and Addresses of Owners of
More Than 5% of Shares
--------------------------------------------------------------------------------
MCB Trust Services Custodian FBO                                  75.46%
 The Investment Incentive Plan
 700 17th St Ste 150
 Denver, CO 80202-3502

The Chase Manhattan Bank                                          21.25%
 FBO ZAPCO
 450 West 33rd Street 15th Floor
 New York, NY 10001


As of September 30, 2003, the trustees and officers of each fund owned in the aggregate less than 1% of the outstanding shares of their respective funds.

EXPERTS

The financial highlights and financial statements of (i) Sovereign Investors Fund, for the periods ended December 31, 2002 and June 30, 2003, (ii) Large Cap Spectrum Fund, for the periods ended October 31, 2002 and April 30, 2003 and
(iii) Dividend Performers Fund for the period ended February 28, 2003 are incorporated by reference into this proxy statement and prospectus. The financial statements for each fund's most recent fiscal year (but not for semi-annual periods) and financial highlights have been independently audited by the following independent auditors: PricewaterhouseCoopers LLP for Large Cap Spectrum Fund; Ernst & Young LLP for Sovereign Investors Fund; and Deloitte & Touche LLP for Dividend Performers Fund, as stated in their reports appearing in the statement of additional information. These financial statements and financial highlights have been included in reliance on their reports given on their authority as experts in accounting and auditing.

AVAILABLE INFORMATION

Each fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended and the Investment Company Act of 1940, as amended and files reports, proxy statements and other information with the SEC. These reports, proxy statements and other information filed by the funds can be inspected and copied (for a duplication fee) at the public reference facilities of the SEC at 450 Fifth Street, N.W., Washington, D.C., and at the Midwest Regional Office (500 West Madison Street, Suite 1400, Chicago, Illinois). Copies of these materials can also be obtained by mail from the Public Reference Section of the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. In addition, copies of these documents may be viewed on-screen or downloaded from the SEC's Internet site at http://www.sec.gov.

                                                                      EXHIBIT A
FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made this ___ day of _________, 2003, by and between John Hancock Investment Trust, a Massachusetts business trust (the "Trust"), on behalf of its series, John Hancock Sovereign Investors Fund (the "Acquiring Fund") and John Hancock ____________ Trust, a Massachusetts business trust (the "Trust II") on behalf of its series, John Hancock _______________ Fund (the "Acquired Fund"), each with their principal place of business at 101 Huntington Avenue, Boston, Massachusetts 02199. The Acquiring Fund and the Acquired Fund are sometimes referred to collectively herein as the "Funds" and individually as a "Fund."

This Agreement is intended to be and is adopted as a plan of "reorganization," as such term is used in Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"). The reorganization will consist of: (1) the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for (A) the issuance of [Class A, Class B, and Class C] [Class I] shares of beneficial interest of the Acquiring Fund (the "Acquiring Fund Shares") to the Acquired Fund and (B) the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, followed by (2) the distribution by the Acquired Fund, on or promptly after the Closing Date hereinafter referred to, of the Acquiring Fund Shares to the shareholders of the Acquired Fund in liquidation and termination of the Acquired Fund as provided herein, all upon the terms and conditions set forth in this Agreement.

In consideration of the premises of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF THE ACQUIRED FUND IN EXCHANGE FOR ASSUMPTION OF LIABILITIES AND ISSUANCE OF ACQUIRING FUND SHARES; LIQUIDATION OF THE ACQUIRED FUND

     1.1 The Acquired Fund will transfer all of its assets (consisting, without limitation, of portfolio securities and instruments, dividends and interest receivables, cash and other assets), as set forth in the statement of assets and liabilities referred to in Paragraph 7.2 hereof (the "Statement of Assets and Liabilities"), to the Acquiring Fund free and clear of all liens and encumbrances, except as otherwise provided herein, in exchange for (i) the assumption by the Acquiring Fund of the known and unknown liabilities of the Acquired Fund, including the liabilities set forth in the Statement of Assets and Liabilities (the "Acquired Fund Liabilities"), which shall be assigned and transferred to the Acquiring Fund by the Acquired Fund and assumed by the Acquiring Fund, and (ii) delivery by the Acquiring Fund to the Acquired Fund, for distribution pro rata by the Acquired Fund to its shareholders in proportion to their respective ownership of[Class A, Class B and Class C] shares of beneficial interest of the Acquired Fund, as of the close of business on [December 5], 2003 (the "Closing Date"), of a number of the Acquiring Fund Shares having an aggregate net asset value equal, in the case of each class of Acquiring Fund Shares, to the value of the assets, less such liabilities (herein referred to as the "net value of the assets") attributable to the applicable class, assumed, assigned and delivered, all determined as provided in Paragraph 2.1 hereof and as of a date and time as specified therein. Such transactions shall take place at the Closing, as defined in Paragraph 3.1 hereof. All computations shall be provided by The Bank of New York (the "Custodian"), as custodian and pricing agent for the Acquiring Fund and the Acquired Fund.

     1.2 The Acquired Fund has provided the Acquiring Fund with a list of the current securities holdings of the Acquired Fund as of the date of execution of this Agreement. The Acquired Fund reserves the right to sell any of these securities (except to the extent sales may be limited by representations made in connection with issuance of the tax opinion provided for in paragraph 8.6 hereof) but will not, without the prior approval of the Acquiring Fund, acquire any additional securities other than securities of the type in which the Acquiring Fund is permitted to invest.

     1.3 The Acquiring Fund and the Acquired Fund will each bear its own expenses in connection with the transactions contemplated by this Agreement, whether or not the transactions contemplated hereby are consummated

     1.4 On or as soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), the Acquired Fund will liquidate and distribute pro rata to shareholders of record (the "Acquired Fund shareholders"), determined as of the close of regular trading on the New York Stock Exchange on the Closing Date, the Acquiring Fund Shares received by the Acquired Fund pursuant to Paragraph 1.1 hereof. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund, to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund shareholders and representing the respective pro rata number and class of Acquiring Fund Shares due such shareholders. [Acquired Fund shareholders who own Class A shares of the Acquired Fund will receive Class A Acquiring Fund Shares, Acquired Fund shareholders who own Class B shares of the Acquired Fund will receive Class B Acquiring Fund Shares. Acquired Fund shareholders who own Class C shares of the Acquired Fund will receive Class C Acquiring Fund Shares.] The Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such exchange.

     1.5 The Acquired Fund shareholders holding certificates representing their ownership of shares of beneficial interest of the Acquired Fund shall surrender such certificates or deliver an affidavit with respect to lost certificates in such form and accompanied by such surety bonds as the Acquired Fund may require (collectively, an "Affidavit"), to John Hancock Signature Services, Inc. prior to the Closing Date. Any Acquired Fund share certificate which remains outstanding on the Closing Date shall be deemed to be canceled, shall no longer evidence ownership of shares of beneficial interest of the Acquired Fund and shall evidence ownership of Acquiring Fund Shares. Unless and until any such certificate shall be so surrendered or an Affidavit relating thereto shall be delivered, dividends and other distributions payable by the Acquiring Fund subsequent to the Liquidation Date with respect to Acquiring Fund Shares shall be paid to the holder of such certificate(s), but such shareholders may not redeem or transfer Acquiring Fund Shares received in the reorganization. The Acquiring Fund will not issue share certificates in the reorganization.

     1.6 Any transfer taxes payable upon issuance of Acquiring Fund Shares in a name other than the registered holder of the Acquired Fund Shares on the books of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

     1.7 The existence of the Acquired Fund shall be terminated as promptly as practicable following the Liquidation Date.

     1.8 Any reporting responsibility of the Acquired Fund, including, but not limited to, the responsibility for filing of regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the "Commission"), any state securities commissions, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

2.   VALUATION

     2.1 The net asset value[s] of the [Class A, Class B and Class C] [Class I] Acquiring Fund Shares and the net value[s] of the assets and liabilities of the Acquired Fund attributable to its [Class A, Class B and Class C] shares to be transferred shall, in each case, be determined as of the close of business (4:00 p.m. Eastern Time) on the Closing Date. The net asset value[s] of the [Class A, Class B and Class C] [Class I] Acquiring Fund Shares shall be computed by the Custodian in the manner set forth in the Acquiring Fund's Declaration of Trust as amended and restated (the "Declaration"), or By-Laws and the Acquiring Fund's then-current prospectus and statement of additional information and shall be computed in each case to not fewer than four decimal places. The net value[s] of the assets of the Acquired Fund attributable to its [Class A, Class B and Class C] shares to be transferred shall be computed by the Custodian by calculating the value of the assets of each class transferred by the Acquired Fund and by subtracting therefrom the amount of the liabilities of each class assigned and transferred to and assumed by the Acquiring Fund on the Closing Date, said assets and liabilities to be valued in the manner set forth in the Acquired Fund's then current prospectus and statement of additional information and shall be computed in each case to not fewer than four decimal places.

     2.2 The number of shares of each class of Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Acquired Fund's assets shall be determined by dividing the value of the Acquired Fund's assets attributable to a class, less the liabilities attributable to that class assumed by the Acquiring Fund, by the Acquiring Fund's net asset value per share of the same class, all as determined in accordance with Paragraph 2.1 hereof.

     2.3 All computations of value shall be made by the Custodian in accordance with its regular practice as pricing agent for the Funds.

3.   CLOSING AND CLOSING DATE

     3.1 The Closing Date shall be [December 5], 2003 or such other date on or before December 31, 2003 as the parties may agree. The closing of the reorganization (the "Closing") shall be held as of 5:00 p.m. at the offices of the Trust and the Trust II, 101 Huntington Avenue, Boston, Massachusetts 02199, or at such other time and/or place as the parties may agree.

     3.2 Portfolio securities that are not held in book-entry form in the name of the Custodian as record holder for the Acquired Fund shall be presented by the Acquired Fund to the Custodian for examination no later than three business days preceding the Closing Date. Portfolio securities which are not held in book-entry form shall be delivered by the Acquired Fund to the Custodian for the account of the Acquiring Fund on the Closing Date, duly endorsed in proper form for transfer, in such condition as to constitute good delivery thereof in accordance with the custom of brokers, and shall be accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof. Portfolio securities held of record by the Custodian in book-entry form on behalf of the Acquired Fund shall be delivered to the Acquiring Fund by the Custodian by recording the transfer of beneficial ownership thereof on its records. The cash delivered shall be in the form of currency or by the Custodian crediting the Acquiring Fund's account maintained with the Custodian with immediately available funds.

     3.3 In the event that on the Closing Date (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted or
          (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored; provided that if trading shall not be fully resumed and reporting restored on or before December 31, 2003, this Agreement may be terminated by the Acquiring Fund or by the Acquired Fund upon the giving of written notice to the other party.

     3.4 The Acquired Fund shall deliver at the Closing a list of the names, addresses, federal taxpayer identification numbers and backup withholding and nonresident alien withholding status of the Acquired Fund shareholders and the number of outstanding shares of each class of beneficial interest of the Acquired Fund owned by each such shareholder, all as of the close of business on the Closing Date, certified by its Treasurer, Secretary or other authorized officer (the "Shareholder List"). The Acquiring Fund shall issue and deliver to the Acquired Fund a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date, or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request.

4.   REPRESENTATIONS AND WARRANTIES

     4.1 The Trust II on behalf of the Acquired Fund represents, warrants and covenants to the Acquiring Fund as follows:

          (a) The Trust II is a business trust, duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts and has the power to own all of its properties and assets and, subject to approval by the shareholders of the Acquired Fund, to carry out the transactions contemplated by this Agreement. Neither the Trust II nor the Acquired Fund is required to qualify to do business in any jurisdiction in which it is not so qualified or where failure to qualify would subject it to any material liability or disability. The Trust II has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as now being conducted;

          (b) The Trust II is a registered investment company classified as a management company and its registration with the Commission as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), is in full force and effect. The Acquired Fund is a [non-]diversified series of the Trust II;

          (c) The Trust II and the Acquired Fund are not, and the execution, delivery and performance of their obligations under this Agreement will not result, in violation of any provision of the Trust II's Declaration of Trust, as amended and restated (the "Trust II's Declaration"), or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust II or the Acquired Fund is a party or by which it is bound;

          (d) Except as otherwise disclosed in writing and accepted by the Acquiring Fund, no material litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or threatened against the Trust II or the Acquired Fund or any of the Acquired Fund's proper-ties or assets. The Trust II knows of no facts which might form the basis for the institution of such proceedings, and neither the Trust II nor the Acquired Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquired Fund's business or its ability to consummate the transactions herein contemplated;

          (e) The Acquired Fund has no material contracts or other commitments (other than this Agreement or agreements for the purchase of securities entered into in the ordinary course of business and consistent with its obligations under this Agreement) which will not be terminated without liability to the Acquired Fund at or prior to the Closing Date;

          (f) The audited statement of assets and liabilities, including the schedule of investments, of the Acquired Fund as of _________, 200_ [and the unaudited statement of assets and liabilities of the Acquired Fund as of _________, 2003] and the related statement of operations [for each such period] (copies of which have been furnished to the Acquired Fund), present fairly in all material respects the financial condition of the Acquired Fund as of _________, 200_ and [_________, 200_ respectively] the results of its operations for the period then ended in accordance with generally accepted accounting principles consistently applied, and there were no known actual or contingent liabilities of the Acquired Fund as of the respective dates thereof not disclosed therein;

          (g) Since _________, 2003, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund;

          (h) At the date hereof and by the Closing Date, all federal, state and other tax returns and reports, including information returns and payee statements, of the Acquired Fund required by law to have been filed or furnished by such dates shall have been filed or furnished, and all federal, state and other taxes, interest and penalties shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Acquired Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns or reports;

          (i) The Acquired Fund has qualified as a regulated investment company for each taxable year of its operation and the Acquired Fund will qualify as such as of the Closing Date with respect to its taxable year ending on the Closing Date;

          (j) The authorized capital of the Acquired Fund consists of an unlimited number of shares of beneficial interest, no par value. All issued and outstanding shares of beneficial interest of the Acquired Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable by the Trust II. All of the issued and outstanding shares of beneficial interest of the Acquired Fund will, at the time of Closing, be held by the persons and in the amounts and classes set forth in the Shareholder List submitted to the Acquiring Fund pursuant to Paragraph 3.4 hereof. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of its shares of beneficial interest, nor is there outstanding any security convertible into any of its shares of beneficial interest;

          (k) At the Closing Date, the Acquired Fund will have good and marketable title to the assets to be transferred to the Acquiring Fund pursuant to Paragraph 1.1 hereof, and full right, power and authority to sell, assign, transfer and deliver such assets hereunder, and upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the Securities Act of 1933, as amended (the "1933 Act");

          (l) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Trust II on behalf of the Acquired Fund, and this Agreement constitutes a valid and binding obligation of the Acquired Fund enforceable in accordance with its terms, subject to the approval of the Acquired Fund's shareholders;

          (m) The information to be furnished by the Acquired Fund to the Acquiring Fund for use in applications for orders, registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete and shall comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto;

          (n) The proxy statement of the Acquired Fund (the "Proxy Statement") to be included in the Registration Statement referred to in Paragraph 5.7 hereof (other than written information furnished by the Acquiring Fund for inclusion therein, as covered by the Acquiring Fund's warranty in Paragraph 4.2(m) hereof), on the effective date of the Registration Statement, on the date of the meeting of the Acquired Fund shareholders and on the Closing Date, shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading;

          (o) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated by this Agreement;

          (p) All of the issued and outstanding shares of beneficial interest of the Acquired Fund have been offered for sale and sold in conformity with all applicable federal and state securities laws;

          (q) The [Class A, Class B, and Class C] prospectus of the Acquired Fund, dated _________, 2003, (the "Acquired Fund Prospectus"), furnished to the Acquiring Fund, does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; and

          (r) The Acquired Fund Tax Representation Certificate to be delivered by the Acquired Fund to the Acquiring Fund at Closing pursuant to
               Section 7.5 (the "Acquired Fund Tax Representation Certificate") will not on the Closing Date contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading.

     4.2 The Trust on behalf of the Acquiring Fund represents, warrants and covenants to the Acquired Fund as follows:

          (a) The Trust is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts and has the power to own all of its properties and assets and to carry out the Agreement. Neither the Trust nor the Acquiring Fund is required to qualify to do business in any jurisdiction in which it is not so qualified or where failure to qualify would subject it to any material liability or disability. The Trust has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as now being conducted;

          (b) The Trust is a registered investment company classified as a management company and its registration with the Commission as an investment company under the 1940 Act is in full force and effect. The Acquiring Fund is a diversified series of the Trust;

          (c) The [Class A, Class B, and Class C shares] [Class I shares] prospectus of the Acquiring Fund dated _________, 2003 (the "Acquiring Fund Prospectus") and statement of additional information for [Class A, Class B, Class C shares] [Class I shares] of the Acquiring Fund, dated _________, 2003, and any amendments or supplements thereto on or prior to the Closing Date, and the Registration Statement on Form N-14 filed in connection with this Agreement (the "Registration Statement") (other than written information furnished by the Acquired Fund for inclusion therein, as covered by the Acquired Fund's warranty in Paragraph 4.1(m) hereof) will conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder, the Acquiring Fund Prospectus does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading and the Registration Statement will not include any untrue statement of material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

          (d) At the Closing Date, the Trust on behalf of the Acquiring Fund will have good and marketable title to the assets of the Acquiring Fund;

          (e) The Trust and the Acquiring Fund are not, and the execution, delivery and performance of their obligations under this Agreement will not result in a violation of any provisions of the Trust's Declaration, or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust or the Acquiring Fund is a party or by which the Trust or the Acquiring Fund is bound;

          (f) Except as otherwise disclosed in writing and accepted by the Acquired Fund, no material litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or threatened against the Trust or the Acquiring Fund or any of the Acquiring Fund's properties or assets. The Trust knows of no facts which might form the basis for the institution of such proceedings, and neither the Trust nor the Acquiring Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquiring Fund's business or its ability to consummate the transactions herein contemplated;

          (g) The audited statement of assets and liabilities, including the schedule of investments, of the Acquiring Fund as of _________, 200_ [and the unaudited statement of assets and liabilities of the Acquiring Fund as of _________, 2003] and the related statement of operations [for each such period] (copies of which have been furnished to the Acquired Fund), present fairly in all material respects the financial condition of the Acquiring Fund as of _________, 200_ and [and _________, 2003, respectively] the results of its operations for the period then ended in accordance with generally accepted accounting principles consistently applied, and there were no known actual or contingent liabilities of the Acquiring Fund as of the respective dates thereof not disclosed therein;

          (h) Since _________, 2003, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Trust on behalf of the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as disclosed to and accepted by the Acquired Fund;

          (i) Each of the Acquiring Fund and its predecessors has qualified as a regulated investment company for each taxable year of its operation and the Acquiring Fund will qualify as such as of the Closing Date;

          (j) The authorized capital of the Trust consists of an unlimited number of shares of beneficial interest, no par value per share. All issued and outstanding shares of beneficial interest of the Acquiring Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable by the Trust. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of its shares of beneficial interest, nor is there outstanding any security convertible into any of its shares of beneficial interest;

          (k) The execution, delivery and performance of this Agreement has been duly authorized by all necessary action on the part of the Trust on behalf of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the Acquiring Fund enforceable in accordance with its terms;

          (l) The Acquiring Fund Shares to be issued and delivered to the Acquired Fund pursuant to the terms of this Agreement, when so issued and delivered, will be duly and validly issued shares of beneficial interest of the Acquiring Fund and will be fully paid and nonassessable by the Trust;

          (m) The information to be furnished by the Acquiring Fund for use in applications for orders, registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

          (n) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated by the Agreement, except for the registration of the Acquiring Fund Shares under the 1933 Act and the 1940 Act; and

          (o) The Acquiring Fund Tax Representation Certificate to be delivered by the Acquiring Fund to the Acquired Fund at Closing pursuant to
               Section 6.3 (the "Acquiring Fund Tax Representation Certificate") will not on the Closing Date contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading.

5.   COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

     5.1 Except as expressly contemplated herein to the contrary, the Trust II on behalf of the Acquired Fund and the Trust on behalf of the Acquiring Fund, will operate their respective businesses in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include customary dividends and distributions and any other distributions necessary or desirable to avoid federal income or excise taxes.

     5.2 The Trust II will call a meeting of the Acquired Fund shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

     5.3 The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired by the Acquired Fund for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

     5.4 The Trust II on behalf of the Acquired Fund will provide such information within its possession or reasonably obtainable as the Trust on behalf of the Acquiring Fund requests concerning the beneficial ownership of the Acquired Fund's shares of beneficial interest.

     5.5 Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund each shall take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate the transactions contemplated by this Agreement.

     5.6 The Trust II on behalf of the Acquired Fund shall furnish to the Trust on behalf of the Acquiring Fund on the Closing Date the Statement of Assets and Liabilities of the Acquired Fund as of the Closing Date, which statement shall be prepared in accordance with generally accepted accounting principles consistently applied and shall be certified by the Acquired Fund's Treasurer or Assistant Treasurer. As promptly as practicable but in any case within 60 days after the Closing Date, the Acquired Fund shall furnish to the Acquiring Fund, in such form as is reasonably satisfactory to the Trust, a statement of the earnings and profits of the Acquired Fund for federal income tax purposes and of any capital loss carryovers and other items that will be carried over to the Acquiring Fund as a result of Section 381 of the Code, and which statement will be certified by the President of the Acquired Fund.

     5.7 The Trust on behalf of the Acquiring Fund will prepare and file with the Commission the Registration Statement in compliance with the 1933 Act and the 1940 Act in connection with the issuance of the Acquiring Fund Shares as contemplated herein.

     5.8 The Trust II on behalf of the Acquired Fund will prepare a Proxy Statement, to be included in the Registration Statement in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), and the 1940 Act and the rules and regulations thereunder (collectively, the "Acts") in connection with the special meeting of shareholders of the Acquired Fund to consider approval of this Agreement.

     5.9 Neither the Acquired Fund nor the Acquiring Fund shall take any action that is inconsistent with the representations set forth in, with respect to the Acquired Fund, the Acquired Fund Tax Representation Certificate, and with respect to the Acquiring Fund, the Acquiring Fund Tax Representation Certificate, to the extent such action would prevent the reorganization from qualifying as a "reorganization" under
          Section 368(a) of the Code.

6. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TRUST II ON BEHALF OF THE ACQUIRED FUND

The obligations of the Trust II on behalf of the Acquired Fund to complete the transactions provided for herein shall be, at its election, subject to the performance by the Trust on behalf of the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

     6.1 All representations and warranties of the Trust on behalf of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

     6.2 The Trust on behalf of the Acquiring Fund shall have delivered to the Trust II on behalf of the Acquired Fund a certificate executed in its name by the Trust's President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Trust II on behalf of the Acquired Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Trust on behalf of the Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Trust II on behalf of the Acquired Fund shall reasonably request; and

     6.3 The Acquiring Fund shall have delivered to the Acquired Fund an Acquiring Fund Tax Representation Certificate in a form acceptable to Hale and Dorr LLP, the Acquired Fund and the Acquiring Fund concerning certain tax-related matters with respect to the Acquiring Fund.

7. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TRUST ON BEHALF OF THE ACQUIRING FUND

The obligations of the Trust on behalf of the Acquiring Fund to complete the transactions provided for herein shall be, at its election, subject to the performance by the Trust II on behalf of the Acquired Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

     7.1 All representations and warranties of the Trust II on behalf of the Acquired Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

     7.2 The Trust II on behalf of the Acquired Fund shall have delivered to the Trust on behalf of the Acquiring Fund the Statement of Assets and Liabilities of the Acquired Fund, together with a list of its portfolio securities showing the federal income tax bases and holding periods of such securities, as of the Closing Date, certified by the Treasurer or Assistant Treasurer of the Acquired Fund;

     7.3 The Trust II on behalf of the Acquired Fund shall have delivered to the Trust on behalf of the Acquiring Fund on the Closing Date a certificate executed in the name of the Acquired Fund by a President or Vice President and a Treasurer or Assistant Treasurer of the Acquired Fund, in form and substance satisfactory to the Trust on behalf of the Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Acquired Fund in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Trust on behalf of the Acquiring Fund shall reasonably request;

     7.4 At or prior to the Closing Date, the Acquired Fund's investment adviser, or an affiliate thereof, shall have made all payments, or applied all credits, to the Acquired Fund required by any applicable contractual expense limitation; and

     7.5 The Acquired Fund shall have delivered to the Acquiring Fund an Acquired Fund Tax Representation Certificate in a form acceptable to Hale and Dorr LLP, the Acquired Fund and the Acquiring Fund concerning certain tax-related matters with respect to the Acquired Fund.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TRUST II ON BEHALF OF THE ACQUIRED FUND AND THE TRUST ON BEHALF OF THE ACQUIRING FUND

The obligations hereunder of the Trust II on behalf of the Acquired Fund and the Trust on behalf of the Acquiring Fund are each subject to the further conditions that on or before the Closing Date:

     8.1 The Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of beneficial interest of the Acquired Fund in accordance with the provisions of the Trust II's Declaration and By-Laws, and certified copies of the resolutions evidencing such approval by the Acquired Fund's shareholders shall have been delivered by the Acquired Fund to the Trust on behalf of the Acquiring Fund;

     8.2 On the Closing Date no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain changes or other relief in connection with, this Agreement or the transactions contemplated herein;

     8.3 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and their "no-action" positions) deemed necessary by the Trust II or the Trust to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may waive any such conditions for itself;

     8.4 The Registration Statement shall have become effective under the 1933 Act and the 1940 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act or the 1940 Act;

     8.5 The Acquired Fund shall have distributed to its shareholders, in a distribution or distributions qualifying for the deduction for dividends paid under Section 561 of the Code, all of its investment company taxable income (as defined in Section 852(b)(2) of the Code determined without regard to Section 852(b)(2)(D) of the Code) for its taxable year ending on the Closing Date, all of the excess of (i) its interest income excludable from gross income under Section 103(a) of the Code over (ii) its deductions disallowed under Sections 265 and 171(a)(2) of the Code for its taxable year ending on the Closing Date, and all of its net capital gain (as such term is used in Sections 852(b)(3)(A) and (C) of the Code) after reduction by any available capital loss carryforward, for its taxable year ending on the Closing Date; and

     8.6 Each of the Acquired Fund and the Acquiring Fund shall have received an opinion of Hale and Dorr LLP, satisfactory to the Trust II on behalf of the Acquired Fund and the Trust on behalf of the Acquiring Fund, substantially to the effect that for federal income tax purposes the acquisition by the Acquiring Fund of all of the assets of the Acquired Fund solely in exchange for the issuance of Acquiring Fund Shares to the Acquired Fund and the assumption of all of the Acquired Fund Liabilities by the Acquiring Fund, followed by the distribution by the Acquired Fund, in liquidation of the Acquired Fund, of Acquiring Fund Shares to the shareholders of the Acquired Fund in exchange for their shares of beneficial interest of the Acquired Fund and the termination of the Acquired Fund, will constitute a "reorganization" within the meaning of Section 368(a) of the Code.

9.   BROKERAGE FEES AND EXPENSES

     9.1 The Trust on behalf of the Acquiring Fund and the Trust II on behalf of the Acquired Fund each represent and warrant to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

     9.2 The Acquiring Fund and the Acquired Fund shall each be liable solely for its own expenses incurred in connection with entering into and carrying out the provisions of this Agreement whether or not the transactions contemplated hereby are consummated.

10.  ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

     10.1 The Trust on behalf of the Acquiring Fund and the Trust II on behalf of the Acquired Fund agree that neither party has made any representation, warranty or covenant not set forth herein or referred to in Paragraph 4 hereof and that this Agreement constitutes the entire agreement between the parties.

     10.2 The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder.

11.  TERMINATION

     11.1 This Agreement may be terminated by the mutual agreement of the Trust on behalf of the Acquiring Fund and the Trust II on behalf of the Acquired Fund. In addition, either party may at its option terminate this Agreement at or prior to the Closing Date:

          (a) because of a material breach by the other of any representation, warranty, covenant or agreement contained herein to be performed at or prior to the Closing Date;

          (b) because of a condition herein expressed to be precedent to the obligations of the terminating party which has not been met and which reasonably appears will not or cannot be met;

          (c) by resolution of the Trust's Board of Trustees if circumstances should develop that, in the good faith opinion of such Board, make proceeding with the Agreement not in the best interests of the Acquiring Fund's shareholders; or

          (d) by resolution of the Trust II's Board of Trustees if circumstances should develop that, in the good faith opinion of such Board, make proceeding with the Agreement not in the best interests of the Acquired Fund's shareholders.

     11.2 In the event of any such termination, there shall be no liability for damages on the part of the Trust, the Acquiring Fund, the Trust II, or the Acquired Fund, or the Trustees or officers of the Trust or the Trust II, but each party shall bear the expenses incurred by it incidental to the preparation and carrying out of this Agreement.

12.  AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon by the authorized officers of the Trust and the Trust II. However, following the meeting of shareholders of the Acquired Fund held pursuant to Paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions regarding the method for determining the number of Acquiring Fund Shares to be received by the Acquired Fund shareholders under this Agreement to the detriment of such shareholders without their further approval; provided that nothing contained in this Article 12 shall be construed to prohibit the parties from amending this Agreement to change the Closing Date.

13.  NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to the Acquiring Fund or to the Acquired Fund, each at 101 Huntington Avenue, Boston, Massachusetts 02199, Attention:
President, and, in either case, with copies to Hale and Dorr LLP, 60 State Street, Boston, Massachusetts 02109, Attention: David C. Phelan, Esq.

14.  HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT

     14.1 The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     14.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

     14.3 This Agreement shall be governed by and construed in accordance with the laws of he Commonwealth of Massachusetts.

     14.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the prior written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

     14.5 All persons dealing with the Trust or the Trust II must look solely to the property of the Trust or the Trust II, respectively, for the enforcement of any claims against the Trust or the Trust II as the Trustees, officers, agents and shareholders of the Trust or the Trust II assume no personal liability for obligations entered into on behalf of the Trust or the Trust II, respectively. None of the other series of the Trust or the Trust II shall be responsible for any obligations assumed by or on behalf of the Acquiring Fund or the Acquired Fund under this Agreement.

                     [Remainder of Page Intentionally Blank]

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as of the date first set forth above by its President or Vice President and has caused its corporate seal to be affixed hereto.

                                 JOHN HANCOCK INVESTMENT TRUST on behalf of
                                 JOHN HANCOCK SOVEREIGN INVESTORS FUND

                                 By: ___________________________________________
                                     Maureen Ford Goldfarb
                                     Chairman, President and Chief Executive
                                     Officer

                                 [    ] TRUST on behalf of
                                 [    ] FUND

                                 By: ___________________________________________

                                     Susan S. Newton
                                     Senior Vice President and Secretary

                              ====================

                                     Thank
                                      You

                                  for mailing
                                  your proxy
                                 card promptly!

                              ====================


[JOHN HANCOCK LOGO]     John Hancock Funds, LLC
 WORLDWIDE SPONSOR      MEMBER NASD

                        101 Huntington Avenue
                        Boston, MA 02199-7603

                        1-800-225-5291
                        1-800-554-6713 TDD
                        1-800-338-8080 EASI-Line

                        www.jhfunds.com

                        Mutual Funds
                        Institutional Services
                        Private Managed Accounts
                        Retirement Plans                           67442PX 10/03

Sign up for electronic delivery at www.jhancock.com/funds/edelivery


                                JOHN HANCOCK
--------------------------------------------------------------------------------
Prospectus 3.1.03               Sovereign Investors Fund
as revised 10.1.03













    [LOGO] (R)
------------------
JOHN HANCOCK FUNDS

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these funds or determined whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is committing a federal crime.

Contents
--------------------------------------------------------------------------------

A summary of the fund's           Sovereign Investors Fund                     4
goals, strategies, risks,
performance and expenses.

Policies and instructions         Your account
for opening, maintaining and
closing an account.               Choosing a share class                       6
                                  How sales charges are calculated             6
                                  Sales charge reductions and waivers          7
                                  Opening an account                           8
                                  Buying shares                                9
                                  Selling shares                              10
                                  Transaction policies                        12
                                  Dividends and account policies              12
                                  Additional investor services                13

Further information               Fund details
on the fund.
                                  Business structure                          14
                                  Management biographies                      15
                                  Financial highlights                        16

                                  For more information                back cover

Sovereign Investors Fund

GOAL AND STRATEGY

[Clip Art] The fund seeks long-term growth of capital and income without assuming undue market risks. To pursue this goal, the fund normally invests at least 80% of its stock investments in a diversi.ed portfolio of companies with market capitalizations within the range of the Standard & Poor's 500 Index. On July 31, 2003, that range was $384.7 million to $284.9 billion.

At least 65% of the fund's stock investments are "dividend performers" -- companies whose dividend payments have increased steadily for ten years. In managing the portfolio, the managers use fundamental .nancial analysis to identify individual companies with high-quality income statements, substantial cash reserves and identi.able catalysts for growth, which may be new products or bene.ts from industrywide growth. The managers generally visit companies to evaluate the strength and consistency of their management strategy. Finally, the managers look for stocks that are reasonably priced relative to their earnings and industry. Historically, companies that meet these criteria have tended to have large or medium capitalizations.

The fund may not invest more than 5% of assets in any one security. The fund may invest in bonds of any maturity, with up to 5% of assets in junk bonds rated as low as C and their unrated equivalents.

The fund typically invests in U.S. companies but may invest in dollar-denominated foreign securities. It may also make limited use of certain derivatives (investments whose value is based on indexes).

Under normal conditions, the fund may not invest more than 10% of assets in cash or cash equivalents.

In abnormal market conditions, the fund may temporarily invest extensively in investment-grade short-term securities. In these and other cases, the fund might not achieve its goal.

The fund may trade securities actively, which could increase its transaction costs (thus lowering performance) and increase your taxable distributions.

================================================================================
PAST PERFORMANCE

[Clip Art]The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. The average annual figures reflect sales charges; the year-by-year and index figures do not, and would be lower if they did. All figures assume dividend reinvestment. Past performance before and after taxes does not indicate future results.

Class A, total returns
2003 return as of 6-30-03: 6.73%
Best quarter: Q4 '98, 15.56%
Worst quarter: Q3 '02, -13.87%

After-tax returns
After-tax returns are shown for Class A shares only and would be different for the other classes. They are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Index (reflects no fees or taxes)
Standard & Poor's 500 Index, an
unmanaged index of 500 stocks.

------------------------------------------------------------------------------------------
Class A calendar year total returns (without sales charges)
------------------------------------------------------------------------------------------
  1993      1994      1995      1996     1997      1998    1999     2000     2001        2002
  5.71%    -1.85%    29.15%    17.57%   29.14%    15.62%   5.91%    4.08%   -6.06%     -18.68%

----------------------------------------------------------------------------------------------
Average annual total returns (including sales charge) for periods ending 12-31-02
----------------------------------------------------------------------------------------------
                                                1 year    5 year   10 year   Life of   Life of
                                                                             Class B   Class C
Class A before tax                              -22.76%    -1.55%    6.53%       --         --
Class A after tax on distributions              -23.32%    -3.07%    4.76%       --         --
Class A after tax on distributions, with sale   -13.85%    -1.32%    4.97%       --         --
Class B before tax (began 1-3-94)               -23.26%    -1.53%      --      6.52%        --
Class C before tax (began 5-1-98)               -20.86%       --       --        --      -3.36%
----------------------------------------------------------------------------------------------
Standard & Poor's 500 Index                     -22.10%    -0.59%    9.34%     9.30%     -3.75%

MAIN RISKS

[Clip Art]The value of your investment will fluctuate in response to stock and bond market movements.

The fund's management strategy has a significant influence on fund performance. Large- or medium-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on small-capitalization stocks. Medium-capitalization stocks tend to be more volatile than stocks of larger companies. In addition, if the managers' securities selection strategies do not perform as expected, the fund could underperform its peers or lose money.

To the extent that the fund makes investments with additional risks, these risks could increase volatility or reduce performance:

o    Certain derivatives could produce disproportionate losses.
o In a down market, higher-risk securities and derivatives could become harder to value or to sell at a fair price.
o Foreign investments carry additional risks, including inadequate or inaccurate financial information and social or political instability.
o Any bonds held by the fund could be downgraded in credit rating or go into default. Bond prices generally fall when interest rates rise and longer maturity will increase volatility. Junk bond prices can fall on bad news about the economy, an industry or a company.

Investments in the fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money by investing in this fund.

================================================================================
YOUR EXPENSES

[Clip Art]Transaction expenses are charged directly to your account. Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

--------------------------------------------------------------------------------
Shareholder transaction expenses(1)                  Class A   Class B  Class C
--------------------------------------------------------------------------------
Maximum sales charge (load)                            5.00%     5.00%     2.00%
Maximum front-end sales charge (load) on purchases
as a % of purchase price                               5.00%     none      1.00%
Maximum deferred sales charge (load)
as a % of purchase or sale price, whichever is less     none(2)  5.00%     1.00%

--------------------------------------------------------------------------------
Annual operating expenses                            Class A   Class B   Class C
--------------------------------------------------------------------------------
Management fee                                         0.57%     0.57%     0.57%
Distribution and service (12b-1) fees                  0.30%     1.00%     1.00%
Other expenses                                         0.30%     0.30%     0.30%
Total fund operating expenses                          1.17%     1.87%     1.87%

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

--------------------------------------------------------------------------------
Expenses                            Year 1      Year 3      Year 5      Year 10
--------------------------------------------------------------------------------
Class A                               $613        $853      $1,111       $1,849
Class B with redemption               $690        $888      $1,211       $2,008
Class B without redemption            $190        $588      $1,011       $2,008
Class C with redemption               $387        $682      $1,101       $2,268
Class C without redemption            $288        $682      $1,101       $2,268

(1) A $4.00 fee will be charged for wire redemptions.
(2) Except for investments of $1 million or more; see "How sales charges are calculated."

================================================================================
PORTFOLIO MANAGERS

John F. Snyder, III
Joined fund team in 1983

Barry H. Evans, CFA
Joined fund team in 1996

Peter M. Schofield, CFA
Joined fund team in 1996

See page 15 for the management biographies.

FUND CODES

Class A     Ticker             SOVIX
            CUSIP              47803P302
            Newspaper          SvInvA
            SEC number         811-0560
            JH fund number     29

Class B     Ticker             SOVBX
            CUSIP              47803P401
            Newspaper          SvInvB
            SEC number         811-0560
            JH fund number     129

Class C     Ticker             SOVCX
            CUSIP              47803P609
            Newspaper          --
            SEC number         811-0560
            JH fund number     529

Your account

--------------------------------------------------------------------------------
CHOOSING A SHARE CLASS

Each share class has its own cost structure, including a Rule 12b-1 plan that allows it to pay fees for the sale, distribution and service of its shares. Your financial representative can help you decide which share class is best for you.

--------------------------------------------------------------------------------
Class A
--------------------------------------------------------------------------------
o  A front-end sales charge, as described at right.
o Distribution and service (12b-1) fees of 0.25% (0.30% for Bond, High Income and Strategic Income).

--------------------------------------------------------------------------------
Class B
--------------------------------------------------------------------------------

o  No front-end sales charge; all your money goes to work for you right away.
o  Distribution and service (12b-1) fees of 1.00%.
o  A deferred sales charge, as described on following page.
o Automatic conversion to Class A shares after eight years, thus reducing future annual expenses.

--------------------------------------------------------------------------------
Class C
--------------------------------------------------------------------------------

o  A front-end sales charge, as described at right.
o  Distribution and service (12b-1) fees of 1.00%.
o A 1.00% contingent deferred sales charge on shares sold within one year of purchase.
o No automatic conversion to Class A shares, so annual expenses continue at the Class C level throughout the life of your investment.

Because 12b-1 fees are paid on an ongoing basis, they may cost shareholders more than other types of sales charges.

Investors purchasing $1 million or more of Class B or Class C shares may want to consider the lower operating expenses of Class A shares.

Your broker/dealer receives a percentage of these sales charges and fees. In addition, John Hancock Funds may pay significant compensation out of its own resources to your broker/dealer.

Your broker/dealer or agent may charge you a fee to effect transactions in fund shares.

--------------------------------------------------------------------------------
HOW SALES CHARGES ARE CALCULATED

Class A and Class C Sales charges are as follows:

--------------------------------------------------------------------------------
Class A sales charges
--------------------------------------------------------------------------------
                                        As a % of              As a % of your
Your investment                         offering price         investment
Up to $99,999                           4.50%                  4.71%
$100,000 - $249,999                     3.50%                  3.63%
$250,000 - $499,999                     2.50%                  2.56%
$500,000 - $999,999                     2.00%                  2.04%
$1,000,000 and over                     See below

--------------------------------------------------------------------------------
Class C sales charges
--------------------------------------------------------------------------------
                                        As a % of              As a % of your
Your investment                         offering price         investment
Up to $1,000,000                        1.00%                  1.01%
$1,000,000 and over                     none

Investments of $1 million or more Class A and Class C shares are available with no front-end sales charge. However, there is a contingent deferred sales charge
(CDSC) on any Class A shares sold within one year of purchase, as follows:

--------------------------------------------------------------------------------
CDSC on $1 million+ investments
--------------------------------------------------------------------------------
                                                               CDSC on shares
Your investment                                                being sold
First $1M - $4,999,999                                         1.00%
Next $1 - $5M above that                                       0.50%
Next $1 or more above that                                     0.25%

For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month.


6 YOUR ACCOUNT

The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold, and is not charged on shares you acquired by reinvesting your dividends. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC.

Class B Shares are offered at their net asset value per share, without any initial sales charge.

Class B and Class C A CDSC may be charged if you sell Class B or Class C shares within a certain time after you bought them, as described in the tables below. There is no CDSC on shares acquired through reinvestment of dividends. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. The CDSCs are as follows:

--------------------------------------------------------------------------------
Class B deferred charges
--------------------------------------------------------------------------------
                                                               CDSC on
                                                               fund shares
Years after purchase                                           being sold
1st year                                                       5.00%
2nd year                                                       4.00%
3rd or 4th year                                                3.00%
5th year                                                       2.00%
6th year                                                       1.00%
After 6th year                                                 none

--------------------------------------------------------------------------------
Class C deferred charges
--------------------------------------------------------------------------------
Years after purchase                                           CDSC
1st year                                                       1.00%
After 1st year                                                 none

For purposes of these CDSCs, all purchases made during a calendar month are counted as having been made on the first day of that month.

CDSC calculations are based on the number of shares involved, not on the value of your account. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that carry no CDSC. If there are not enough of these to meet your request, we will sell those shares that have the lowest CDSC.

--------------------------------------------------------------------------------
SALES CHARGE REDUCTIONS AND WAIVERS

Reducing your Class A sales charges There are several ways you can combine multiple purchases of Class A shares of John Hancock funds to take advantage of the breakpoints in the sales charge schedule. The first three ways can be combined in any manner.

o Accumulation Privilege -- lets you add the value of any Class A shares you already own to the amount of your next Class A investment for purposes of calculating the sales charge. Retirement plans investing $1 million in Class B shares may add that value to Class A purchases to calculate charges.
o Letter of Intention -- lets you purchase Class A shares of a fund over a 13-month period and receive the same sales charge as if all shares had been purchased at once.
o Combination Privilege -- lets you combine Class A shares of multiple funds for purposes of calculating the sales charge.

To utilize: complete the appropriate section of your application, or contact your financial representative or Signature Services, or consult the SAI (see the back cover of this prospectus).

Group Investment Program A group may be treated as a single purchaser under the accumulation and combination privileges. Each investor has an individual account, but the group's investments are lumped together for sales charge purposes, making the investors potentially eligible for reduced sales charges. There is no charge or obligation to invest (although initial investments must total at least $250) and individual investors may close their accounts at any time.

To utilize: contact your financial representative or Signature Services to find out how to qualify, or consult the SAI (see the back cover of this prospectus).

CDSC waivers As long as Signature Services is notified at the time you sell, the CDSC for each share class will generally be waived in the following cases:

o    to make payments through certain systematic withdrawal plans
o    to make certain distributions from a retirement plan
o    because of shareholder death or disability

To utilize: If you think you may be eligible for a CDSC waiver, contact your financial representative or Signature Services, or consult the SAI (see the back cover of this prospectus).


                                                                  YOUR ACCOUNT 7

Reinstatement privilege If you sell shares of a John Hancock fund, you may reinvest some or all of the proceeds in the same share class of any John Hancock fund within 120 days without a sales charge, as long as Signature Services is notified before you reinvest. If you paid a CDSC when you sold your shares, you will be credited with the amount of the CDSC. All accounts involved must have the same registration.

To utilize: contact your financial representative or Signature Services.

Waivers for certain investors Class A shares may be offered without front-end sales charges or CDSCs to various individuals and institutions, including:

o    selling brokers and their employees and sales representatives
o financial representatives utilizing fund shares in fee-based investment products under signed agreement with John Hancock Funds
o fund trustees and other individuals who are affiliated with these or other John Hancock funds
o individuals transferring assets from an employee benefit plan into a John Hancock fund
o participants in certain retirement plans with at least 100 eligible employees (one-year CDSC applies)

Class C shares may be offered without front-end sales charges to various individuals and institutions.

To utilize: if you think you may be eligible for a sales charge waiver, contact Signature Services or consult the SAI (see the back cover of this prospectus).

--------------------------------------------------------------------------------
OPENING AN ACCOUNT

1    Read this prospectus carefully.

2 Determine how much you want to invest. The minimum initial investments for the John Hancock funds are as follows:
     o    non-retirement account: $1,000 o retirement account: $250
     o    group investments: $250
     o Monthly Automatic Accumulation Plan (MAAP): $25 to open; you must invest at least $25 a month
     o fee-based clients of selling brokers who have placed at least $2 billion in John Hancock funds: $250

3 Complete the appropriate parts of the account application, carefully following the instructions. You must submit additional documentation when opening trust, corporate or power of attorney accounts. You must notify your financial representative or Signature Services if this information changes. For more details, please contact your financial representative or call Signature Services at 1-800-225-5291.

4 Complete the appropriate parts of the account privileges application. By applying for privileges now, you can avoid the delay and inconvenience of having to file an additional application if you want to add privileges later.

5 Make your initial investment using the table on the next page. You and your financial representative can initiate any purchase, exchange or sale of shares.


8 YOUR ACCOUNT

--------------------------------------------------------------------------------
Buying shares
--------------------------------------------------------------------------------
             Opening an account                 Adding to an account
By check

[Clip Art]   o Make out a check for the         o Make out a check for the
               investment amount, payable to      investment amount payable to
               "John Hancock Signature            "John Hancock Signature
               Services, Inc."                    Services, Inc."
             o Deliver the check and your       o Fill out the detachable
               completed application to your      investment slip from an
               financial representative, or       account statement. If no slip
               mail them to Signature             is available, include a note
               Services (address below).          specifying the fund name,
                                                  your share class, your account
                                                  number and the name(s) in
                                                  which the account is
                                                  registered.
                                                o Deliver the check and your
                                                  investment slip or note to
                                                  your financial representative,
                                                  or mail them to Signature
                                                  Services (address below).

By exchange

[Clip Art]   o Call your financial              o Log on to www.jhfunds.com to
               representative or Signature        process exchanges between
               Services to request an             funds.
               exchange.                        o Call EASI-Line for automated
                                                  service 24 hours a day
                                                  using your touch-tone phone
                                                  at 1-800-338-8080.
                                                o Call your financial
                                                  representative or Signature
                                                  Services to request an
                                                  exchange.

By wire

[Clip Art]   o Deliver your completed           o Instruct your bank to wire the
               application to your financial      amount of your investment to:
               representative, or mail it          First Signature Bank & Trust
               to Signature Services.              Account # 900000260
             o Obtain your account number          Routing # 211475000
               by calling your financial        Specify the fund name, your
               representative or Signature      share class, your account number
               Services.                        and the name(s) in which the
             o Instruct your bank to wire       account is registered. Your bank
               the amount of your               may charge a fee to wire funds.
               investment to:
                First Signature Bank & Trust
                Account # 900000260
                Routing # 211475000
             Specify the fund name, your choice
             of share class, the new account
             number and the name(s) in which
             the account is registered. Your
             bank may charge a fee to wire funds.

By Internet

[Clip Art]   See "By exchange" and "By wire."   o Verify that your bank or
                                                  credit union is a member of
                                                  the Automated Clearing House
                                                  (ACH) system.
                                                o Complete the "Bank
                                                  Information" section on your
                                                  account application.
                                                o Log on to www.jhfunds.com to
                                                  initiate purchases using
                                                  your authorized bank account.

By phone

[Clip Art]   See "By exchange" and "By wire."   o Verify that your bank or
                                                  credit union is a member of
                                                  the Automated Clearing House
                                                  (ACH) system.
                                                o Complete the "Bank
                                                  Information" section on your
                                                  account application.
                                                o Call EASI-Line for automated
                                                  service 24 hours a day using
                                                  your touch-tone phone at
                                                  1-800-338-8080.
                                                o Call your financial
                                                  representative or Signature
                                                  Services between 8 A.M. and
                                                  4 P.M. Eastern Time on most
                                                  business days.
                                                To open or add to an account
                                                using the Monthly Automatic
                                                Accumulation Program, see
                                                "Additional investor services."

-----------------------------------------
Address:
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, MA 02217-1000

Phone Number: 1-800-225-5291

Or contact your financial representative
for instructions and assistance.
-----------------------------------------


                                                                  YOUR ACCOUNT 9

--------------------------------------------------------------------------------
Selling shares
--------------------------------------------------------------------------------
             Designed for                     To sell some or all of your shares
By letter

[Clip Art]   o Accounts of any type.          o Write a letter of instruction or
             o Sales of any amount.             complete a stock power
                                                indicating the fund name, your
                                                share class, your account
                                                number, the name(s) in which the
                                                account is registered and the
                                                dollar value or number of shares
                                                you wish to sell.
                                              o Include all signatures and any
                                                additional documents that may be
                                                required (see next page).
                                              o Mail the materials to Signature
                                                Services.
                                              o A check will be mailed to the
                                                name(s) and address in which the
                                                account is registered, or
                                                otherwise according to your
                                                letter of instruction.

By Internet

[Clip Art]   o Most accounts.                 o Log on to www.jhfunds.com to
             o Sales of up to $100,000.         initiate redemptions from your
                                                funds.

By phone

[Clip Art]   o Most accounts.                 o Call EASI-Line for automated
             o Sales of up to $100,000.         service 24 hours a day using
                                                your touch-tone phone at
                                                1-800-338-8080.
                                              o Call your financial
                                                representative or Signature
                                                Services between 8 A.M. and 4
                                                P.M. Eastern Time on most
                                                business days.

By wire or electronic funds transfer (EFT)

[Clip Art]   o Requests by letter to sell     o To verify that the Internet or
               any amount.                      telephone redemption privilege
             o Requests by Internet or          is in place on an account, or to
               phone to sell up to              request the form to add it to
               $100,000.                        an existing account, call
                                                Signature Services.
                                              o Amounts of $1,000 or more will
                                                be wired on the next business
                                                day. A $4 fee will be deducted
                                                from your account.
                                              o Amounts of less than $1,000 may
                                                be sent by EFT or by check.
                                                Funds from EFT transactions are
                                                generally available by the
                                                second business day. Your bank
                                                may charge a fee for this
                                                service.

By exchange

[Clip Art]   o Accounts of any type.          o Obtain a current prospectus for
             o Sales of any amount.             the fund into which you are
                                                exchanging by Internet or by
                                                calling your financial
                                                representative or Signature
                                                Services.
                                              o Log on to www.jhfunds.com to
                                                process exchanges between your
                                                funds.
                                              o Call EASI-Line for automated
                                                service 24 hours a day using
                                                your touch-tone phone at
                                                1-800-338-8080.
                                              o Call your financial
                                                representative or Signature
                                                Services to request an exchange.

To sell shares through a systematic
withdrawal plan, see "Additional investor services."


10 YOUR ACCOUNT

Selling shares in writing In certain circumstances, you will need to make your request to sell shares in writing. You may need to include additional items with your request, unless they were previously provided to Signature Services and are still accurate. These items are shown in the table below. You may also need to include a signature guarantee, which protects you against fraudulent orders. You will need a signature guarantee if:

o    your address of record has changed within the past 30 days
o    you are selling more than $100,000 worth of shares
o you are requesting payment other than by a check mailed to the address of record and payable to the registered owner(s)

You will need to obtain your signature guarantee from a member of the Signature Guarantee Medallion Program. Most brokers and securities dealers are members of this program. A notary public CANNOT provide a signature guarantee.

--------------------------------------------------------------------------------
Seller                                  Requirements for written requests
--------------------------------------------------------------------------------
                                                                      [Clip Art]
Owners of individual, joint, or         o Letter of instruction.
UGMA/UTMA accounts (custodial           o On the letter, the signatures of all
accounts for minors).                     persons authorized to sign for the
                                          account, exactly as the account is
                                          registered.
                                        o Signature guarantee if applicable (see
                                          above).

Owners of corporate, sole               o Letter of instruction.
proprietorship, general partner or      o Corporate business/organization
association accounts.                     resolution, certified within the past
                                          12 months, or a John Hancock Funds
                                          business/organization certification
                                          form.
                                        o On the letter and the resolution, the
                                          signature of the person(s) authorized
                                          to sign for the account.
                                        o Signature guarantee if applicable (see
                                          above).

Owners or trustees of trust accounts.   o Letter of instruction.
                                        o On the letter, the signature(s) of the
                                          trustee(s).
                                        o Copy of the trust document certified
                                          within the past 12 months or a John
                                          Hancock Funds trust certification
                                          form.
                                        o Signature guarantee if applicable (see
                                          above).

Joint tenancy shareholders with         o Letter of instruction signed by
rights of survivorship whose              surviving tenant.
co-tenants are deceased.                o Copy of death certificate.
                                        o Signature guarantee if applicable (see
                                          above).

Executors of shareholder estates.       o Letter of instruction signed by
                                          executor.
                                        o Copy of order appointing executor,
                                          certified within the past 12 months.
                                        o Signature guarantee if applicable (see
                                          above).

Administrators, conservators,           o Call 1-800-225-5291 for instructions.
guardians and other sellers or
account types not listed above.

-----------------------------------------
Address:
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, MA 02217-1000

Phone Number: 1-800-225-5291

Or contact your financial representative
for instructions and assistance.
-----------------------------------------


                                                                 YOUR ACCOUNT 11

--------------------------------------------------------------------------------
TRANSACTION POLICIES

Valuation of shares The net asset value (NAV) per share for each class of the fund is determined each business day at the close of regular trading on the New York Stock Exchange (typically 4 P.M. Eastern Time). The fund uses market prices in valuing portfolio securities, but may use fair-value estimates if reliable market prices are unavailable. The fund may also value securities at fair value if the value of these securities has been materially affected by events occurring after the close of a foreign market. Foreign stock or other portfolio securities held by the fund may trade on U.S. holidays and weekends, even though the fund's shares will not be priced on those days. This may change the fund's NAV on days when you cannot buy or sell shares.

Buy and sell prices When you buy shares, you pay the NAV plus any applicable sales charges, as described earlier. When you sell shares, you receive the NAV minus any applicable deferred sales charges.

Execution of requests The fund is open on those days when the New York Stock Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV to be calculated after Signature Services receives your request in good order.

At times of peak activity, it may be difficult to place requests by phone. During these times, consider using EASI-Line, accessing www.jhfunds.com, or sending your request in writing.

In unusual circumstances, the fund may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities laws.

Telephone transactions For your protection, telephone requests may be recorded in order to verify their accuracy. Also for your protection, telephone redemption transactions are not permitted on accounts whose names or addresses have changed within the past 30 days. Proceeds from telephone transactions can only be mailed to the address of record.

Exchanges You may exchange shares of one John Hancock fund for shares of the same class of any other, generally without paying any additional sales charges. The registration for both accounts involved must be identical. Class B and Class C shares will continue to age from the original date and will retain the same CDSC rate. However, if the new fund's CDSC rate is higher, then the rate will increase. A CDSC rate that has increased will drop again with a future exchange into a fund with a lower rate.

The fund does not permit market timing or other excessive trading practices which may disrupt portfolio management strategies and increase fund expenses. To protect the interests of other investors in the fund, the fund may cancel the exchange privileges (or reject any exchange or purchase orders) of any parties who, in the opinion of the fund, are engaging in market timing. For these purposes, the fund may consider an investor's trading history in that fund or other John Hancock funds, and accounts under common ownership or control. The fund may change or cancel its exchange policies at any time, upon 60 days' notice to its shareholders.

Account information John Hancock Funds is required by law to obtain information for verifying an account holder's identity. For example, an individual will be required to supply name, address, date of birth and social security number. If you do not provide the required information, we may not be able to open your account. If verification is unsuccessful, John Hancock Funds may close your account, redeem your shares at the next NAV minus any applicable sales charges, and take any other steps that it deems reasonable.

Certificated shares The fund no longer issues share certificates. Shares are electronically recorded. Any existing certificated shares can only be sold by returning the certificated shares to Signature Services, along with a letter of instruction or a stock power and a signature guarantee.

Sales in advance of purchase payments When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the fund will not release the proceeds to you until your purchase payment clears. This may take up to ten business days after the purchase.

--------------------------------------------------------------------------------
DIVIDENDS AND ACCOUNT POLICIES

Account statements In general, you will receive account statements as follows:

o after every transaction (except a dividend reinvestment) that affects your account balance
o    after any changes of name or address of the registered owner(s)
o    in all other circumstances, every quarter

Every year you should also receive, if applicable, a Form 1099 tax information statement, mailed by January 31.

Dividends The fund generally distributes most or all of its net earnings annually in the form of dividends. The fund typically declares and pays any income dividends quarterly. Capital gains, if any, are typically distributed annually.


12 YOUR ACCOUNT

Dividend reinvestments Most investors have their dividends reinvested in additional shares of the same fund and class. If you choose this option, or if you do not indicate any choice, your dividends will be reinvested on the dividend record date. Alternatively, you can choose to have a check for your dividends and capital gains in the amount of more than $10 mailed to you. However, if the check is not deliverable or the combined dividend and capital gains amount is $10 or less, your proceeds will be reinvested. If five or more of your dividend or capital gains checks remain uncashed after 180 days, all subsequent dividends and capital gains will be reinvested.

Taxability of dividends Dividends you receive from a fund, whether reinvested or taken as cash, are generally considered taxable. Dividends from the fund's long-term capital gains are taxable as capital gains; dividends from the fund's income and short-term capital gains are generally taxable as ordinary income. Whether gains are short-term or long-term depends on the fund's holding period. Some dividends paid in January may be taxable as if they had been paid the previous December.

The Form 1099 that is mailed to you every January details your dividends and their federal tax category, although you should verify your tax liability with your tax professional.

Taxability of transactions Any time you sell or exchange shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

Small accounts (non-retirement only) If you draw down a non-retirement account so that its total value is less than $1,000, you may be asked to purchase more shares within 30 days. If you do not take action, your fund may close out your account and mail you the proceeds. Alternatively, Signature Services may charge you $10 a year to maintain your account. You will not be charged a CDSC if your account is closed for this reason, and your account will not be closed if its drop in value is due to fund performance or the effects of sales charges.

--------------------------------------------------------------------------------
ADDITIONAL INVESTOR SERVICES

Monthly Automatic Accumulation Program (MAAP) MAAP lets you set up regular investments from your paycheck or bank account to the John Hancock fund(s) of your choice. You determine the frequency and amount of your investments, and you can terminate your program at any time. To establish:

o    Complete the appropriate parts of your account application.
o If you are using MAAP to open an account, make out a check ($25 minimum) for your first investment amount payable to "John Hancock Signature Services, Inc." Deliver your check and application to your financial representative or Signature Services.

Systematic withdrawal plan This plan may be used for routine bill payments or periodic withdrawals from your account. To establish:

o    Make sure you have at least $5,000 worth of shares in your account.
o Make sure you are not planning to invest more money in this account (buying shares during a period when you are also selling shares of the same fund is not advantageous to you, because of sales charges).
o Specify the payee(s). The payee may be yourself or any other party, and there is no limit to the number of payees you may have, as long as they are all on the same payment schedule.
o Determine the schedule: monthly, quarterly, semi-annually, annually or in certain selected months.
o Fill out the relevant part of the account application. To add a systematic withdrawal plan to an existing account, contact your financial representative or Signature Services.

Retirement plans John Hancock Funds offers a range of retirement plans, including traditional and Roth IRAs, Coverdell ESAs, SIMPLE plans and SEPs. Using these plans, you can invest in any John Hancock fund (except tax-free income funds) with a low minimum investment of $250 or, for some group plans, no minimum investment at all. To find out more, call Signature Services at 1-800-225-5291.


                                                                 YOUR ACCOUNT 13

Fund details

--------------------------------------------------------------------------------
BUSINESS STRUCTURE

The diagram below shows the basic business structure used by the fund. The fund's board of trustees oversees the fund's business activities and retains the services of the various firms that carry out the fund's operations.

The management firm The fund is managed by John Hancock Advisers, LLC. Founded in 1968, John Hancock Advisers is a wholly owned subsidiary of John Hancock Financial Services, Inc., and as of June 30, 2003, managed approximately $27 billion in assets.

Management fee For the fiscal year ended December 31, 2002, the fund paid the investment adviser a management fee at an annual rate of 0.57% of the fund's average daily net assets.

                                 --------------
                                  Shareholders
                                 --------------

                 ----------------------------------------------
                          Financial services firms and
                              their representatives

                      Advise current and prospective share-
                    holders on their fund investments, often
                  in the context of an overall financial plan.
                 ----------------------------------------------

  Distribution and
shareholder services

                  ---------------------------------------------
                              Principal distributor

                             John Hancock Funds, LLC

                    Markets the funds and distributes shares
                   through selling brokers, financial planners
                      and other financial representatives.
                  ---------------------------------------------

              ---------------------------------------------------
                                 Transfer agent

                      John Hancock Signature Services, Inc.

                 Handles shareholder services, including record-
               keeping and statements, distribution of dividends
                    and processing of buy and sell requests.
              ---------------------------------------------------

                       ---------------------------------
                               Investment adviser

                           John Hancock Advisers, LLC
                              101 Huntington Avenue
                              Boston, MA 02199-7603

                        Manages the funds' business and
                             investment activities.
                       ---------------------------------

                    ---------------------------------------
                                    Custodian

                              The Bank of New York
                                 One Wall Street
                               New York, NY 10286

                      Holds the funds' assets, settles all
                     portfolio trades and collects most of
                        the valuation data required for
                          calculating each fund's NAV.
                    ---------------------------------------

                                                                         Asset
                                                                      management

                        --------------------------------
                                    Trustees

                         Oversee the fund's activities.
                        --------------------------------


14 FUND DETAILS

--------------------------------------------------------------------------------
MANAGEMENT BIOGRAPHIES

Below is an alphabetical list of the portfolio managers for the John Hancock Sovereign Investors Fund. It is a brief summary of their business careers over the past five years.

Peter M. Schofield, CFA
---------------------------------------
Vice president
Joined John Hancock Advisers in 1996
Began business career in 1984

Barry H. Evans, CFA
---------------------------------------
Senior vice president
Joined John Hancock Advisers in 1986
Began business career in 1986

John F. Snyder, III
---------------------------------------
Executive vice president
Joined John Hancock Advisers in 1991
Began business career in 1971


                                                                 FUND DETAILS 15

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

These tables detail the performance of the fund's share classes, including total return information showing how much an investment in the fund has increased or decreased each year.

Sovereign Investors Fund

Figures audited by Ernst & Young LLP.

CLASS A SHARES  PERIOD ENDED:                             12-31-98    12-31-99    12-31-00    12-31-01(1) 12-31-02     6-30-03(2)
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                        $22.41      $24.23      $24.51      $23.35      $19.88      $15.81
Net investment income(3)                                      0.31        0.30        0.33        0.32        0.24        0.09
Net realized and unrealized gain (loss) on investments        3.11        1.11        0.61       (1.77)      (3.94)       0.97
Total from investment operations                              3.42        1.41        0.94       (1.45)      (3.70)       1.06
Less distributions
From net investment income                                   (0.31)      (0.35)      (0.33)      (0.37)      (0.25)      (0.09)
From net realized gain                                       (1.29)      (0.78)      (1.77)      (1.65)      (0.12)         --
                                                             (1.60)      (1.13)      (2.10)      (2.02)      (0.37)      (0.09)
Net asset value, end of period                              $24.23      $24.51      $23.35      $19.88      $15.81      $16.78
Total return(4) (%)                                          15.62        5.91        4.10       (6.06)     (18.68)       6.73(5)

------------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                     $1,884      $1,788      $1,446      $1,217        $908        $921
Ratio of expenses to average net assets (%)                   1.03        1.05        1.08        1.10        1.17        1.24(6)
Ratio of net investment income to average net assets (%)      1.33        1.21        1.44        1.50        1.36        1.05(6)
Portfolio turnover (%)                                          51          64          46          76          85          31

CLASS B SHARES  PERIOD ENDED:                             12-31-98    12-31-99    12-31-00    12-31-01(1) 12-31-02     6-30-03(2)
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                        $22.38      $24.20      $24.48      $23.31      $19.86      $15.79
Net investment income(3)                                      0.14        0.13        0.17        0.17        0.12        0.03
Net realized and unrealized gain (loss) on investments        3.11        1.11        0.60       (1.76)      (3.94)       0.97
Total from investment operations                              3.25        1.24        0.77       (1.59)      (3.82)       1.00
Less distributions
From net investment income                                   (0.14)      (0.18)      (0.17)      (0.21)      (0.13)      (0.03)
From net realized gain                                       (1.29)      (0.78)      (1.77)      (1.65)      (0.12)         --
                                                             (1.43)      (0.96)      (1.94)      (1.86)      (0.25)      (0.03)
Net asset value, end of period                              $24.20      $24.48      $23.31      $19.86      $15.79      $16.76
Total return(4) (%)                                          14.79        5.20        3.32       (6.66)     (19.29)       6.37(5)
------------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                       $790        $820        $663        $551        $328        $307
Ratio of expenses to average net assets (%)                   1.79        1.73        1.78        1.80        1.87        1.94(6)
Ratio of net investment income to average net assets (%)      0.58        0.54        0.75        0.80        0.65        0.36(6)
Portfolio turnover (%)                                          51          64          46          76          85          31


16 FUND DETAILS

CLASS C SHARES  PERIOD ENDED:                             12-31-98(7) 12-31-99    12-31-00    12-31-01(1) 12-31-02     6-30-03(2)
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                        $24.43      $24.22      $24.50      $23.33      $19.88      $15.81
Net investment income(3)                                      0.13        0.13        0.18        0.17        0.12        0.03
Net realized and unrealized gain (loss) on investments        1.07        1.10        0.59       (1.76)      (3.94)       0.97
Total from investment operations                              1.20        1.23        0.77       (1.59)      (3.82)       1.00
Less distributions
From net investment income                                   (0.12)      (0.17)      (0.17)      (0.21)      (0.13)      (0.03)
From net realized gain                                       (1.29)      (0.78)      (1.77)      (1.65)      (0.12)         --
                                                             (1.41)      (0.95)      (1.94)      (1.86)      (0.25)      (0.03)
Net asset value, end of period                              $24.22      $24.50      $23.33      $19.88      $15.81      $16.78
Total return(4) (%)                                           5.18(5)     5.17        3.32       (6.66)     (19.27)       6.36(5)
------------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                         $5         $11         $12         $17         $24         $23
Ratio of expenses to average net assets (%)                   1.67(6)     1.75        1.79        1.80        1.87        1.94(6)
Ratio of net investment income to average net assets (%)      0.84(6)     0.51        0.76        0.82        0.67        0.34(6)
Portfolio turnover (%)                                          51          64          46          76          85          31

(1) As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, relating to the amortization of premiums and accretion of discounts on debt securities. The effect of this change on per share amounts for the year ended December 31, 2001 was to decrease net investment income per share by $0.01, decrease net realized and unrealized losses per share by $0.01, and, had the Fund not made these changes to amortization and accretion, the ratio of net investment income to average net assets would have been 1.53%, 0.83% and 0.85% for Class A, Class B and Class C shares, respectively. Per share ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
(2)  Semiannual period from 1-1-03 through 6-30-03. Unaudited.
(3)  Based on the average of the shares outstanding.
(4) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(5)  Not annualized.
(6)  Annualized.
(7)  Class C shares began operations on 5-1-98.


                                                                 FUND DETAILS 17

For more information

Two documents are available that offer further information on John Hancock Sovereign Investors Fund:

Annual/Semiannual Report to Shareholders
Includes financial statements, a discussion of the market conditions and investment strategies that significantly affected performance, as well as the auditors' report (in annual report only).

Statement of Additional Information (SAI)
The SAI contains more detailed information on all aspects of the fund. The current annual report is included in the SAI.

A current SAI has been filed with the Securities and Exchange Commission and is incorporated by reference into (is legally a part of) this prospectus.

To request a free copy of the current annual/semiannual report or the SAI, please contact John Hancock:

By mail:
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, MA 02217-1000

By phone: 1-800-225-5291

By EASI-Line: 1-800-338-8080

By TDD: 1-800-554-6713

On the Internet: www.jhfunds.com

Or you may view or obtain these documents from the SEC:

In person: at the SEC's Public Reference Room in Washington, DC. For access to the Reference Room call 1-202-942-8090

By mail: Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-0102
(duplicating fee required)

By electronic request: publicinfo@sec.gov
(duplicating fee required)

On the Internet: www.sec.gov

(C)2003 JOHN HANCOCK FUNDS, LLC        290PN   10/03

[LOGO] (R)

John Hancock Funds, LLC
MEMBER NASD
101 Huntington Avenue
Boston, MA 02199-7603


www.jhfunds.com

                                        JOHN HANCOCK
--------------------------------------------------------------------------------
Prospectus 3.1.03                       Sovereign Investors Fund
--------------------------------
as revised 10.1.03


                                        INSTITUTIONAL CLASS I

    [LOGO](R)
------------------
JOHN HANCOCK FUNDS

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved this fund or determined whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is committing a federal crime.

Contents
--------------------------------------------------------------------------------

A summary of the fund's                  Sovereign Investors Fund              4
goals, strategies, risks,
performance and expenses.

Policies and instructions for            Your account
opening, maintaining and                 Who can buy shares                    6
closing an account.                      Opening an account                    6
                                         Buying shares                         7
                                         Selling shares                        8
                                         Transaction policies                 10
                                         Dividends and account policies       10

Further information on                   Fund details
the fund.                                Business structure                   11
                                         Management biographies               12
                                         Financial highlights                 13

                                         For more information         back cover

Sovereign Investors Fund

GOAL AND STRATEGY


[Clip Art} The fund seeks long-term growth of capital and income without assuming undue market risks. To pursue this goal, the fund normally invests at least 80% of its stock investments in a diversified portfolio of companies with market capitalizations within the range of the Standard & Poor's 500 Index. On July 31, 2003, that range was $384.7 million to $284.9 billion.


At least 65% of the fund's stock investments are "dividend performers" -- companies whose dividend payments have increased steadily for ten years. In managing the portfolio, the managers use fundamental financial analysis to identify individual companies with high-quality income statements, substantial cash reserves and identifiable catalysts for growth, which may be new products or benefits from industrywide growth. The managers generally visit companies to evaluate the strength and consistency of their management strategy. Finally, the managers look for stocks that are reasonably priced relative to their earnings and industry. Historically, companies that meet these criteria have tended to have large or medium capitalizations.

The fund may not invest more than 5% of assets in any one security. The fund may invest in bonds of any maturity, with up to 5% of assets in junk bonds rated as low as C and their unrated equivalents.

The fund typically invests in U.S. companies but may invest in dollar-denominated foreign securities. It may also make limited use of certain derivatives (investments whose value is based on indexes).

Under normal conditions, the fund may not invest more than 10% of assets in cash or cash equivalents.

In abnormal market conditions, the fund may temporarily invest extensively in investment-grade short-term securities. In these and other cases, the fund might not achieve its goal.

The fund may trade securities actively, which could increase its transaction costs (thus lowering performance) and increase your taxable distributions.

================================================================================
PAST PERFORMANCE

[Clip Art] The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. Since Class I shares have no operational history, the year-by-year and average annual figures are for Class A shares, which are offered in a separate prospectus. Annual returns should be substantially similar since all classes invest in the same portfolio. Class I shares have no sales charges and lower expenses than Class A shares. The average annual figures reflect sales charges; the year-by-year and index figures do not, and would be lower if they did. All figures assume dividend reinvestment. Past performance before and after taxes does not indicate future results.


Class A, total returns
2003 return as of 6-30-03: 6.73%
Best quarter: Q4 '98, 15.56%
Worst quarter: Q3 '02, -13.87%


After-tax returns
After-tax returns are shown for Class A shares. They are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Index (reflects no fees or taxes)
Standard & Poor's 500 Index, an unmanaged index of 500 stocks.

------------------------------------------------------------------------------------------
Class A calendar year total returns (without sales charges)
------------------------------------------------------------------------------------------
 1993      1994      1995     1996     1997     1998      1999      2000     2001     2002
5.71%     -1.85%    29.51%    17.57%   29.14%   15.62%    5.91%    4.08%    -6.06%    -18.68

----------------------------------------------------------------------------------------------------
Average annual total returns (including sales charge) for periods ending 12-31-02
----------------------------------------------------------------------------------------------------
                                                                      1 year      5 year     10 year
Class A before tax                                                   -22.76%     -1.55%        6.53%
Class A after tax on distributions                                   -23.32%     -3.07%        4.76%
Class A after tax on distributions, with sale                        -13.85%     -1.32%        4.97%
Class I before tax (no operational history)                              --         --           --
----------------------------------------------------------------------------------------------------
Standard & Poor's 500 Index                                          -22.10%     -0.59%        9.34%

MAIN RISKS

[Clip Art] The value of your investment will fluctuate in response to stock and bond market movements.

The fund's management strategy has a significant influence on fund performance. Large- or medium-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on small-capitalization stocks. Medium-capitalization stocks tend to be more volatile than stocks of larger companies. In addition, if the managers' securities selection strategies do not perform as expected, the fund could underperform its peers or lose money.

To the extent that the fund makes investments with additional risks, these risks could increase volatility or reduce performance:

o    Certain derivatives could produce disproportionate losses.
o In a down market, higher-risk securities and derivatives could become harder to value or to sell at a fair price.
o Foreign investments carry additional risks, including inadequate or inaccurate financial information and social or political instability.
o Any bonds held by the fund could be downgraded in credit rating or go into default. Bond prices generally fall when interest rates rise and longer maturity will increase volatility. Junk bond prices can fall on bad news about the economy, an industry or a company.

Investments in the fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money by investing in this fund.

================================================================================
YOUR EXPENSES

[Clip Art] Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly. Because Class I is new, its expenses are based on Class A expenses, adjusted to reflect any changes.

--------------------------------------------------------------------------------
Annual operating expenses
--------------------------------------------------------------------------------
Management fee                                                             0.57%
Other expenses                                                             0.18%
Total fund operating expenses                                              0.75%

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

--------------------------------------------------------------------------------
Expenses                                Year 1     Year 3     Year 5     Year 10
--------------------------------------------------------------------------------
Class I                                   $77       $240       $417       $930
================================================================================
PORTFOLIO MANAGERS

John F. Snyder, III
Joined fund team in 1983

Barry H. Evans, CFA
Joined fund team in 1996

Peter M. Schofield, CFA
Joined fund team in 1996

See page 12 for the management biographies.

FUND CODES

Class I         Ticker               --
                CUSIP                47803P880
                Newspaper            --
                SEC number           811-0560
                JH fund number       429

Your account

--------------------------------------------------------------------------------
WHO CAN BUY SHARES

Class I shares are offered without any sales charge to certain types of investors, as noted below:

  o  Retirement and other benefit plans and their participants
  o  Rollover assets for participants whose plans are invested in the fund
  o  Certain trusts, endowment funds and foundations
  o Any state, county or city, or its instrumentality, department, authority or agency
  o Insurance companies, trust companies and bank trust departments buying shares for their own account
  o  Investment companies not affiliated with the adviser
  o Clients of service agents and broker-dealers who have entered into an agreement with John Hancock Funds
  o Investors who participate in fee-based, wrap and other investment platform programs
  o  Any entity that is considered a corporation for tax purposes
  o Fund trustees and other individuals who are affiliated with this fund or other John Hancock funds

--------------------------------------------------------------------------------
OPENING AN ACCOUNT

1 Read this prospectus carefully.

2 Determine if you are eligible, by referring to "Who can buy shares" on the left.

3 Determine how much you want to invest. The minimum initial investment is $10,000. There is no minimum investment for retirement plans with at least 350 eligible employees.

4 Complete the appropriate parts of the account application, carefully following the instructions. By applying for privileges now, you can avoid the delay and inconvenience of having to file an additional application if you want to add privileges later. You must submit additional documentation when opening trust, corporate or power of attorney accounts.

5 Make your initial investment using the table on the next page.

6 If you have questions or need more information, please contact your financial representative or call Signature Services at 1-888-972-8696.

John Hancock Funds may pay significant compensation out of its own resources to your financial representative.

Your broker or agent may charge you a fee to effect transactions in fund shares.


6 YOUR ACCOUNT

--------------------------------------------------------------------------------
Buying shares
--------------------------------------------------------------------------------
                 Opening an account                 Adding to an account
By check

[Clip Art]       o Make out a check for the         o Make out a check for the
                   investment amount, payable to      investment amount payable
                   "John Hancock Signature            to "John Hancock Signature
                   Services, Inc."                    Services, Inc."
                 o Deliver the check and your       o Fill out the detachable
                   completed application to your      investment slip from an
                   financial representative, or       account statement. If no
                   mail them to Signature             slip is available, include
                   Services (address below).          a note specifying the fund
                                                      name(s), your share class,
                                                      your account number and
                                                      the name(s) in which the
                                                      account is registered.
                                                    o Deliver the check and
                                                      investment slip or note to
                                                      your financial
                                                      representative, or mail
                                                      them to Signature
                                                      Services (address below).

By exchange

[Clip Art]       o Call your financial              o Call your financial
                   representative or Signature        representative or
                   Services to request an             Signature Services
                   exchange.                          to request an exchange.


                 o You may only exchange for        o You may only exchange for
                   shares of other institutional      shares of other
                   funds, Class I shares or           institutional funds, Class
                   Money Market Fund Class A          I shares or Money Market
                   shares.                            Fund Class A shares.


By wire

[Clip Art]       o Deliver your completed           o Instruct your bank to wire
                   application to your financial      the amount of your
                   representative or mail it to       investment to:
                   Signature Services.                  First Signature Bank &
                 o Obtain your account number by          Trust
                   calling your financial               Account # 900022260
                   representative or Signature          Routing # 211475000
                   Services.                        Specify the fund name(s),
                 o Instruct your bank to wire       your share class, your
                   the amount of your               account number and the
                   investment to:                   name(s) in which the
                     First Signature Bank & Trust   account is registered.
                     Account # 900022260            Your bank may charge a fee
                     Routing # 211475000            to wire funds.
                 Specify the fund name(s), the
                 share class, the new account
                 number and the name(s) in which
                 the account is registered. Your
                 bank may charge a fee to wire
                 funds.

By phone

[Clip Art]       See "By exchange" and "By wire."   o Verify that your bank or
                                                      credit union is a member
                                                      of the Automated Clearing
                                                      House (ACH) system.
                                                    o Complete the "To Purchase,
                                                      Exchange or Redeem Shares
                                                      via Telephone" and "Bank
                                                      Information" sections on
                                                      your account application.
                                                    o Call Signature Services
                                                      to verify that these
                                                      features are in place on
                                                      your account.
                                                    o Call your financial
                                                      representative or
                                                      Signature Services with
                                                      the fund name(s), your
                                                      share class, your account
                                                      number, the name(s) in
                                                      which the account is
                                                      registered and the amount
                                                      of your investment.

----------------------------------------------------------
Address:
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1001
Boston, MA 02217-1001

Phone Number: 1-888-972-8696

Or contact your financial representative for instructions
and assistance.
----------------------------------------------------------


                                                                  YOUR ACCOUNT 7

--------------------------------------------------------------------------------
Selling shares
--------------------------------------------------------------------------------
             Designed for                     To sell some or all of your shares
By letter

[Clip Art]   o Sales of any amount;           o Write a letter of instruction
               however, sales of $5             indicating the fund name, your
               million or more must             account number, your share
               be made by letter.               class, the name(s) in which the
             o Certain requests will            account is registered and the
               require a Medallion              dollar value or number of shares
               signature guarantee.             you wish to sell.
               Please refer to "Selling       o Include all signatures and any
               shares in writing."              additional documents that may be
                                                required (see next page).
                                              o Mail the materials to Signature
                                                Services.
                                              o A check or wire will be sent
                                                according to your letter of
                                                instruction.

By phone

[Clip Art]   o Sales of up to $5 million.     o To place your request with a
                                                representative at John Hancock
                                                Funds, call Signature Services
                                                between 8 A.M. and 4 P .M.
                                                Eastern Time on most business
                                                days.
                                              o Redemption proceeds of up to
                                                $100,000 may be sent by wire or
                                                by check. A check will be mailed
                                                to the exact name(s) and address
                                                on the account. Redemption
                                                proceeds exceeding $100,000 must
                                                be wired to your designated bank
                                                account.

By wire or electronic funds transfer (EFT)

[Clip Art]   o Requests by letter to sell     o To verify that the telephone
               any amount.                      redemption privilege is in place
             o Requests by phone to sell        on an account, or to request the
               up to $5 million (accounts       forms to add it to an existing
               with telephone redemption        account, call Signature
               privileges).                     Services.
                                              o Amounts of $5 million or more
                                                will be wired on the next
                                                business day.
                                              o Amounts up to $100,000 may be
                                                sent from EFT or by check.
                                                Funds from EFT transactions are
                                                generally available by the
                                                second business day. Your bank
                                                may charge a fee for this
                                                service.

By exchange

[Clip Art]   o Sales of any amount.           o Obtain a current prospectus for
                                                the fund into which you are
                                                exchanging by calling your
                                                financial representative or
                                                Signature Services.


                                              o You may only exchange for shares
                                                of other institutional funds,
                                                Class I shares or Money Market
                                                Fund Class A shares.


                                              o Call your financial
                                                representative or Signature
                                                Services to request an exchange.


8 YOUR ACCOUNT

Selling shares in writing In certain circumstances, you will need to make your request to sell shares in writing. You may need to include additional items with your request, as shown in the table below, unless they were previously provided to Signature Services and are still accurate. You may also need to include a Medallion signature guarantee, which protects you against fraudulent orders. You will need a signature guarantee if:

o    your address of record has changed within the past 30 days
o you are selling more than $100,000 worth of shares and are requesting payment by check
o    you are selling more than $5 million worth of shares

You will need to obtain your Medallion signature guarantee from a member of the Signature Guarantee Medallion Program. Most brokers and securities dealers are members of this program. A notary public CANNOT provide a signature guarantee.

--------------------------------------------------------------------------------
Seller                                  Requirements for written requests
--------------------------------------------------------------------------------
                                                                      [Clip Art]
Owners of individual, joint, or         o Letter of instruction.
UGMA/UTMA accounts (custodial           o On the letter, the signatures of all
accounts for minors).                     persons authorized to sign for the
                                          account, exactly as the account is
                                          registered.
                                        o Medallion signature guarantee if
                                          applicable (see above).

Owners of corporate, sole               o Letter of instruction.
proprietorship, general partner or      o Corporate business/organization
association accounts.                     resolution, certified within the past
                                          12 months, or a John Hancock Funds
                                          business/organization certification
                                          form.
                                        o On the letter and the resolution, the
                                          signature of the person(s) authorized
                                          to sign for the account.
                                        o Medallion signature guarantee if
                                          applicable (see above).

Owners or trustees of trust accounts.   o Letter of instruction.
                                        o On the letter, the signature(s) of the
                                          trustee(s).
                                        o Copy of the trust document certified
                                          within the past 12 months or a John
                                          Hancock Funds trust certification
                                          form.
                                        o Medallion signature guarantee if
                                          applicable (see above).

Joint tenancy shareholders with         o Letter of instruction signed by
rights of survivorship whose              surviving tenant.
co-tenants are deceased.                o Copy of death certificate.
                                        o Medallion signature guarantee if
                                          applicable (see above).

Executors of shareholder estates.       o Letter of instruction signed by
                                          executor.
                                        o Copy of order appointing executor,
                                          certified within the past 12 months.
                                        o Medallion signature guarantee if
                                          applicable (see above).

Administrators, conservators,           o Call 1-800-972-8696 for instructions.
guardians and other sellers or
account types not listed above.

-------------------------------------
Address:
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, MA 02217-1000

Phone Number: 1-800-225-5291

Or contact your financial representative
for instructions and assistance.
-------------------------------------


                                                                  YOUR ACCOUNT 9

--------------------------------------------------------------------------------
TRANSACTION POLICIES

Valuation of shares The net asset value (NAV) per share for the fund is determined each business day at the close of regular trading on the New York Stock Exchange (typically 4 P.M. Eastern Time). The fund uses market prices in valuing portfolio securities, but may use fair-value estimates if reliable market prices are unavailable. The fund may also value securities at fair value if the value of these securities has been materially affected by events occurring after the close of a foreign market. The fund may trade foreign stock or other portfolio securities on U.S. holidays and weekends, even though the fund's shares will not be priced on those days. This may change a fund's NAV on days when you cannot buy or sell shares.

Buy and sell prices When you buy shares, you pay the NAV. When you sell shares, you receive the NAV.

Execution of requests The fund is open on those days when the New York Stock Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV to be calculated after Signature Services receives your request in good order.

At times of peak activity, it may be difficult to place requests by phone. During these times, consider sending your request in writing.

In unusual circumstances, the fund may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities laws.

Telephone transactions For your protection, telephone requests may be recorded in order to verify their accuracy. Also for your protection, telephone transactions are not permitted on accounts whose names or addresses have changed within the past 30 days. Proceeds from telephone transactions can only be mailed to the address of record.


Exchanges You may exchange Class I shares for shares of any other institutional fund, Class I shares or Money Market Fund Class A shares. The registration for both accounts involved must be identical. Note: Once exchanged into Money Market Fund Class A, shares may only be exchanged back to Class I or institutional fund shares.

The fund does not permit market timing or other excessive trading practices which may disrupt portfolio management strategies and increase fund expenses. To protect the interest of other investors in the fund, the fund may cancel the exchange privileges (or reject any exchange or purchase orders) of any parties who, in the opinion of the fund, are engaging in market timing. For these purposes, the fund may consider an investor's trading history in that fund or other John Hancock funds, and accounts under common ownership or control. The fund may change or cancel its exchange policies at any time, upon 60 days' notice to its shareholders.

Account information John Hancock Funds is required by law to obtain information for verifying an account holder's identity. For example, an individual will be required to supply name, address, date of birth and social security number. If you do not provide the required information, we may not be able to open your account. If verification is unsuccessful, John Hancock Funds may close your account, redeem your shares at the next NAV and take any other steps that it deems reasonable.


Certificated shares The fund no longer issues share certificates. Shares are electronically recorded. Any existing certificated shares can only be sold by returning the certificated shares to Signature Services, along with a letter of instruction or a stock power and a signature guarantee.

Sales in advance of purchase payments When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the fund will not release the proceeds to you until your purchase payment clears. This may take up to ten business days after the purchase.

--------------------------------------------------------------------------------
DIVIDENDS AND ACCOUNT POLICIES

Account statements In general, you will receive account statements as follows:

o after every transaction (except a dividend reinvestment) that affects your account balance
o    after any changes of name or address of the registered owner(s)
o    in all other circumstances, at least quarterly

Every year you should also receive, if applicable, a Form 1099 tax information statement, mailed by January 31.

Dividends The fund generally distributes most or all of its net earnings annually in the form of dividends. The fund typically declares and pays any income dividends quarterly. Capital gains, if any, are typically distributed annually.


10 YOUR ACCOUNT

Dividend reinvestments Dividends will be reinvested automatically in additional shares of the same fund on the dividend record date. Alternatively, you can choose to have your dividends and capital gains sent directly to your bank account or a check will be sent in the amount of more than $10. However, if the check is not deliverable or the combined dividend and capital gains amount is $10 or less, your proceeds will be reinvested. If five or more of your dividend or capital gains checks remain uncashed after 180 days, all subsequent dividends and capital gains will be reinvested.

Taxability of dividends For investors who are not exempt from federal income taxes, dividends you receive from a fund, whether reinvested or taken as cash, are generally considered taxable. Dividends from a fund's short-term capital gains are taxable as ordinary income. Dividends from a fund's long-term capital gains are taxable at a lower rate. Whether gains are short-term or long-term depends on the fund's holding period. Some dividends paid in January may be taxable as if they had been paid the previous December.

The Form 1099 that is mailed to you every January details your dividends and their federal tax category, although you should verify your tax liability with your tax professional.

Taxability of transactions Any time you sell or exchange shares, it is considered a taxable event for you if you are not exempt from federal income taxes. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

Fund details

--------------------------------------------------------------------------------
BUSINESS STRUCTURE

The fund's board of trustees oversees the fund's business activities and retains the services of the various firms that carry out the fund's operations.


The investment adviser The fund is managed by John Hancock Advisers, LLC, 101 Huntington Avenue, Boston, MA 02199-7603. Founded in 1968, John Hancock Advisers is a wholly owned subsidiary of John Hancock Financial Services, Inc. and as of June 30, 2003, managed approximately $27 billion in assets.


Management fees For the period ended December 31, 2002, the fund paid the investment adviser management fees at a rate of 0.57% of average net assets.


                                                                 YOUR ACCOUNT 11

--------------------------------------------------------------------------------
MANAGEMENT BIOGRAPHIES

Below is an alphabetical list of the portfolio managers for the John Hancock Sovereign Investors fund. It is a brief summary of their business careers over the past five years.

Peter M. Schofield, CFA
--------------------------------------
Vice president
Joined John Hancock Advisers in 1996
Began business career in 1984

Barry H. Evans, CFA
--------------------------------------
Senior vice president
Joined John Hancock Advisers in 1986
Began business career in 1986

John F. Snyder, III
--------------------------------------
Executive vice president
Joined John Hancock Advisers in 1991
Began business career in 1971


12 FUND DETAILS

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

Since Class I shares have no operational history, financial highlights are provided for the fund's Class A shares, which are offered in a separate prospectus. This table details the performance of the fund's Class A shares, including total return information showing how much an investment in the fund has increased or decreased each year.

Sovereign Investors Fund


Figures audited by Ernst & Young LLP.

CLASS A SHARES  PERIOD ENDED                             12-31-98    12-31-99    12-31-00     12-31-01(1)   12-31-02      6-30-03(2)
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                       $22.41      $24.23      $24.51       $23.35        $19.88     $  15.81
Net investment income(3)                                     0.31        0.30        0.33         0.32          0.24         0.09
Net realized and unrealized gain (loss) on investments       3.11        1.11        0.61        (1.77)        (3.94)        0.97
Total from investment operations                             3.42        1.41        0.94        (1.45)        (3.70)        1.06
Less distributions
From net investment income                                  (0.31)      (0.35)      (0.33)       (0.37)        (0.25)       (0.09)
From net realized gain                                      (1.29)      (0.78)      (1.77)       (1.65)        (0.12)          --
                                                            (1.60)      (1.13)      (2.10)       (2.02)        (0.37)       (0.09)
Net asset value, end of period                             $24.23      $24.51      $23.35       $19.88        $15.81     $  16.78
Total return(4) (%)                                         15.62        5.91        4.10        (6.06)       (18.68)        6.73(5)
-----------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                    $1,884      $1,788      $1,446       $1,217        $  908     $    921
Ratio of expenses to average net assets (%)                  1.03        1.05        1.08         1.10          1.17         1.24(6)
Ratio of net investment income to average net assets (%)     1.33        1.21        1.44         1.50          1.36         1.05(6)
Portfolio turnover (%)                                         51          64          46           76            85           31

(1) As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, relating to the amortization of premiums and accretion of discounts on debt securities. The effect of this change on per share amounts for the year ended December 31, 2001, was to decrease net investment income per share by $0.01, decrease net realized and unrealized losses per share by $0.01, and, had the Fund not made these changes to amortization and accretion, the ratio of net investment income to average net assets would have been 1.53% for Class A shares. Per share ratios and supplemental data for periods prior to January 1, 2001, have not been restated to reflect this change in presentation.
(2)  Semiannual period from 1-1-03 through 6-30-03. Unaudited.
(3)  Based on the average of the shares outstanding.
(4) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(5)  Not annualized.
(6)  Annualized.



                                                                 FUND DETAILS 13

For more information

Two documents are available that offer further information on John Hancock Sovereign Investors Fund:

Annual/Semiannual Report to Shareholders
Includes financial statements, a discussion of the market conditions and investment strategies that significantly affected performance, as well as the auditors' report (in annual report only).

Statement of Additional Information (SAI)
The SAI contains more detailed information on all aspects of the fund. The current annual report is included in the SAI.

A current SAI has been filed with the Securities and Exchange Commission and is incorporated by reference into (is legally a part of) this prospectus.

To request a free copy of the current annual/semiannual report or the SAI, please contact John Hancock:

By mail:
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1001
Boston, MA 02217-1001

By phone: 1-888-972-8696

By EASI-Line: 1-800-597-1897

By TDD: 1-800-554-6713

On the Internet: www.jhfunds.com

Or you may view or obtain these documents from the SEC:

In person: at the SEC's Public Reference Room in Washington, DC. For access to the Reference Room call 1-202-942-8090

By mail: Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-0102
(duplicating fee required)

By electronic request: publicinfo@sec.gov
(duplicating fee required)

On the Internet: www.sec.gov

(C)2003 JOHN HANCOCK FUNDS, LLC         29IPN   10/03

[LOGO] (R)

John Hancock Funds, LLC
MEMBER NASD
101 Huntington Avenue
Boston, MA 02199-7603

www.jhfunds.com

John Hancock
Sovereign
Investors
Fund

ANNUAL
REPORT

12.31.02

Sign up for electronic delivery at
www.jhancock.com/funds/edelivery

[A 2" x 1" John Hancock (Signature)/John Hancock Funds logo in lower, center middle of page. A tag line below reads "JOHN HANCOCK FUNDS."]



[A photo of Maureen R. Ford, Chairman and Chief Executive Officer, flush left next to first paragraph.]

WELCOME

Table of contents

Your fund at a glance
page 1

Managers' report
page 2

A look at performance
page 6

Growth of $10,000
page 7

Fund's investments
page 8

Financial statements
page 12

Trustees & officers
page 26

For your information
page 29

Dear Fellow Shareholders,

Investors were probably never happier to close out a year than they were in 2002, since it was the third consecutive year that the stock market declined -- something that hadn't occurred in 60 years. Driving the fall were fears of war, a weak economy, disappointing profits, rising oil prices and a string of corporate scandals. All market sectors and investment styles suffered. As a result, the broad Standard & Poor's 500 Index fell by 22.09% for the year, while the Dow Jones Industrial Average lost 15.04% and the technology laden Nasdaq Composite Index lost 31.53%.

Despite a fourth-quarter rally, only 3.8% of U.S. stock mutual funds made money last year, and the average U.S. stock fund lost 22.42%, according to Lipper, Inc. Bond funds provided the only bright spot, producing mostly positive results, with the average long-term bond fund rising 7.9%. It was the third year in which bonds outperformed stocks and gained ground, confirming yet again the importance of having a portfolio well-diversified among stocks, bonds and cash.

In fact, the disparity between stock and bond results over the last three years means that many investors' portfolios may have shifted substantially in their mix between stocks and bonds. We recommend working with your investment professional to rebalance your assets according to your long-term goals.

After three down years, no one can predict when the bear market cycle will turn. Currently, uncertainties abound, as the good news seen in signs of improving economic and corporate data, and efforts by Washington to stimulate the economy, are offset by the possibility of war and other geopolitical risks.

While all these factors are beyond our control, investors can take charge of how they maneuver through the inevitable bull and bear market cycles. We've said it before, but it bears repeating: the key is to keep a long-term perspective and work with your investment professional to develop and maintain a properly diversified portfolio. We believe this offers the best protection in the tough times and the best means to reach your long-term goals.

Sincerely,

/S/ MAUREEN R. FORD

Maureen R. Ford,
Chairman and Chief Executive Officer



YOUR FUND
AT A GLANCE

The Fund seeks
long-term growth
of capital without
assuming undue
market risks by
investing in a
diversified portfo-
lio of companies
with market capi-
talizations within
the range of the
Standard & Poor's
500 Index.

Over the last twelve months

* An anemic economic recovery, lackluster earnings and high-profile corporate scandals drove stock prices down.

* Our relatively large stake in large-capitalization stocks held back performance.

* We began to see some compelling values that meet our stringent investment standards.

[Bar chart with heading "John Hancock Sovereign Investors Fund." Under the heading is a note that reads "Fund performance for the year ended December 31, 2002." The chart is scaled in increments of 5% with -20% at the bottom and 0% at the top. The first bar represents the -18.68% total return for Class A. The second bar represents the -19.29% total return for Class B. The third bar represents the -19.27% total return for Class
C. A note below the chart reads "Total returns for the Fund are at net asset value with all distributions reinvested."]

Top 10 holdings

 4.1%   Bank of America
 3.4%   Exxon Mobil
 3.4%   Johnson & Johnson
 2.9%   Citigroup
 2.7%   General Electric
 2.6%   Philip Morris Cos.
 2.5%   American International Group
 2.5%   International Business Machines
 2.3%   AFLAC
 2.1%   Avon Products

As a percentage of net assets on December 31, 2002.



MANAGERS'
REPORT

BY JOHN F. SNYDER, III, PETER M. SCHOFIELD, CFA, AND BARRY H. EVANS, CFA, PORTFOLIO MANAGERS

John Hancock
Sovereign Investors Fund

An anemic economic recovery, lackluster earnings and high-profile corporate scandals drove stock prices down throughout the year. There were few safe havens as the downturn hit virtually every sector of the market. With the Dow Jones Industrial Average down 15.04% and the Standard & Poor's 500 Index down 22.09%, stocks posted their third consecutive year of negative returns -- something that hasn't happened in 60 years.

PERFORMANCE REVIEW

In this difficult market environment, John Hancock Sovereign Investors Fund's Class A, Class B and Class C shares returned -18.68%, -19.29% and -19.27%, respectively, at net asset value. By comparison, the average equity-income fund returned -16.33%, according to Lipper, Inc.1 Keep in mind that your net asset value return will be different from the Fund's performance if you were not invested in the Fund for the entire period and did not reinvest all distributions. Please see pages six and seven for historical performance information.

"An anemic economic
 recovery, lackluster
 earnings and high-
 profile corporate
 scandals drove stock
 prices down..."

LARGE CAPS SUFFER; CONSUMERS STRONG

The Fund's relative underperformance can be explained by its heavier emphasis on large-capitalization stocks. Many of our large-cap names were spared during the market's decline in 2001. As the end of a market downturn gets closer, however, there's often indiscriminate selling. That's what happened this year as many large-cap names fell in the last stages of the market's capitulation. What's more, in the wake of corporate scandals, many large-cap companies with complex balance sheets suffered as investors began to question their accounting practices.

[Photos of John Snyder, Peter Schofield, and Barry Evans flush right next to first paragraph.]

Citigroup and IBM were among the large-cap holdings that disappointed us. A combination of legal problems, difficulties overseas and the weak U.S. stock market took its toll on Citigroup. We believe, however, that the company's fundamentals are very strong, especially compared with its competitors. Furthermore, we believe the problems that plagued the stock this year will be alleviated in 2003.

IBM has suffered from a lack of capital spending. In our opinion, management has done a great job refocusing the business through strategic divestitures and acquisitions. As a result, they've been able to gain market share in an extremely challenging business environment. Once the economy improves, IBM should be well positioned to benefit from a pick-up in capital spending.

"...our consumer staple
 stocks continued to
 perform strongly..."

On the flip side, our consumer staple stocks continued to perform strongly throughout the year. In particular, Procter & Gamble and Avon have been among the few companies that have met or exceeded their earnings projections. At P&G, new management has successfully streamlined the company's product line and in turn, gained market share. The story was similar for Avon as new management grew sales -- especially in international markets -- with several successful new products.

NEW OPPORTUNITIES

In this challenging market environment, we've maintained our focus on our long-term investment strategy. The vast majority of the Fund's holdings remain in "dividend performers" -- those companies that have raised their dividends for at least 10 consecutive years. Our dividend performers' investment philosophy keeps us squarely focused on high-quality companies with reasonable valuations, steady earnings growth, strong cash flow and market leadership.

[Table at top left-hand side of page entitled "Top five industry groups." The first listing is Medical 10%, the second is Banks 10%, the third Oil & gas 9%, the fourth Computers 8%, and the fifth Insurance 7%.]

Given the stock market's prolonged downturn, we've begun to see some compelling values that meet our strict investment standards. The decline has allowed us to add several new stocks to the portfolio that we've long admired, but haven't been able to purchase because of their high valuations. Omnicom -- one of the world's leading advertising agencies -- was hit hard as investors worried that advertising spending would dry up in a slowing economy. With a solid balance sheet and strong client base throughout the world, we believe that Omnicom will be one of the biggest beneficiaries of an increase in advertising that will undoubtedly accompany a stronger economy.

[Pie chart at middle of page with heading "Portfolio diversification As a percentage of net assets on 12-31-02." The chart is divided into four sections (from top to left): Common stocks 90%, Corporate bonds 5%, Short-term investments & other 4% and Preferred stocks 1%.]

State Street Corp. is another new addition. Like Omnicom, we've followed the company closely, but the stock has been too expensive until this year. Being one of the largest financial processors in the world, the market's downturn has taken a toll on State Street's revenues. That's because when stock market activity declines, so do processing needs. We've taken advantage of the company's recent drop to add the stock to the portfolio. Looking ahead, we believe the company will bounce back once the stock market turns around. What's more, as mutual fund companies increasingly outsource their processing business, State Street is likely to gain market share.

[Table at top of page entitled "SCORECARD." The header for the left column is "INVESTMENT" and the header for the right column is "RECENT PERFORMANCE...AND WHAT'S BEHIND THE NUMBERS." The first listing is IBM followed by a down arrow with the phrase "Lack of capital spending." The second listing is Citigroup followed by a down arrow with the phrase "Legal issues; weak stock market." The third listing is Avon followed by an up arrow with the phrase "Successful new products."]

OUTLOOK

This year ended with a stock market rally that left many investors wondering whether the downturn was finally over. Investors remain skeptical, however, remembering all too well the 2001 year-end rally, which quickly faded in 2002. As we look ahead, we are optimistic that stock prices will move higher this year. After three straight years of losses, it would be unlikely for stocks to decline four years in a row. That's happened only once -- from 1929-1932 during the Depression -- and the situation is far different today.

"Although the economic
 recovery will gain momen-
 tum in 2003, we don't expect
 to see a sharp rebound."

Although the economic recovery will gain momentum in 2003, we don't expect to see a sharp rebound. Since low interest rates have allowed the consumer to continue spending during this recession, there's not a significant amount of pent-up demand. In addition, excess capacity in the industrial sector will continue to limit pricing power and keep pressure on corporate earnings. As a result, it will be critical to own high quality companies with strong balance sheets, steady earnings growth and the ability to leverage the gradual upturn in the economy.

This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. Of course, the managers' views are subject to change as market and other conditions warrant.

1 Figures from Lipper, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.



A LOOK AT
PERFORMANCE

For the period ended
December 31, 2002

The index used for
comparison is the
Standard & Poor's
500 Index, an unman-
aged index that
includes 500 widely
traded common stocks.

It is not possible to
invest in an index.

                              Class A      Class B      Class C        Index
Inception date                 5-1-36       1-3-94       5-1-98           --

Average annual returns with maximum sales charge (POP)
One year                       -22.76%      -23.26%      -20.86%      -22.09%
Five years                      -1.55%       -1.53%          --        -0.58%
Ten years                        6.53%          --           --         9.34%
Since inception                    --         6.52%       -3.36%          --

Cumulative total returns with maximum sales charge (POP)
One year                       -22.76%      -23.26%      -20.86%      -22.09%
Five years                      -7.51%       -7.41%          --        -2.87%
Ten years                       88.16%          --           --       144.21%
Since inception                    --        76.41%      -14.75%          --

Performance figures assume all distributions are reinvested. Returns with maximum sales charge reflect a sales charge on Class A shares of 5% and Class C shares of 1%, and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The Class B shares' CDSC declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC. The return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost. Index figures do not reflect sales charges and would be lower if they did.

The returns reflect past results and should not be considered indicative of future performance. The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.



GROWTH OF
$10,000

This chart shows what happened to a hypothetical $10,000 investment in Class A shares for the period indicated. For comparison, we've shown the same investment in the Standard & Poor's 500 Index.

Line chart with the heading "GROWTH OF $10,000." Within the chart are three lines. The first line represents the Index and is equal to $24,421 as of December 31, 2002. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock Sovereign Investors Fund, before sales charge, and is equal to $19,809 as of December 31, 2002. The third line represents the value of the same hypothetical investment made in the John Hancock Sovereign Investors Fund, after sales charge, and is equal to $18,816 as of December 31, 2002.

                                    Class B 1    Class C 1
Period beginning                     1-3-94       5-1-98
Without sales charge                $17,641       $8,612
With maximum sales charge                --       $8,526
Index                               $22,190       $8,439

Assuming all distributions were reinvested for the period indicated, the table above shows the value of a $10,000 investment in the Fund's Class B and Class C shares, respectively, as of December 31, 2002. Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

1 No contingent deferred sales charge applicable.



FINANCIAL STATEMENTS

FUND'S
INVESTMENTS

Securities owned
by the Fund on
December 31, 2002

This schedule is divided into five main categories: common stocks, preferred stocks, corporate bonds, U.S. government and agencies obligations, and short-term investments. The common and preferred stocks and corporate bonds are further broken down by industry group.
Short-term investments, which represent the Fund's cash position, are listed last.

SHARES      ISSUER                                                                                              VALUE
COMMON STOCKS 90.21%                                                                                   $1,136,452,353
(Cost $958,824,640)

Advertising 1.54%                                                                                         $19,380,000
   300,000  Omnicom Group, Inc.                                                                            19,380,000

Banks 10.23%                                                                                              128,906,000
   750,000  Bank of America Corp.                                                                          52,177,500
   800,000  Bank of New York Co., Inc. (The)                                                               19,168,000
   600,000  Mellon Financial Corp.                                                                         15,666,000
   250,000  State Street Corp.                                                                              9,750,000
   300,000  U.S. Bancorp                                                                                    6,366,000
   550,000  Wells Fargo & Co.                                                                              25,778,500

Beverages 1.09%                                                                                            13,721,500
   325,000  PepsiCo, Inc.                                                                                  13,721,500

Chemicals 3.61%                                                                                            45,453,536
   500,000  Air Products & Chemicals, Inc.                                                                 21,375,000
   416,800  Praxair, Inc.                                                                                  24,078,536

Computers 8.05%                                                                                           101,435,000
   280,000  Automatic Data Processing, Inc.                                                                10,990,000
 1,500,000  Cisco Systems, Inc.*                                                                           19,650,000
 1,250,000  Hewlett-Packard Co.                                                                            21,700,000
   400,000  International Business Machines Corp.                                                          31,000,000
   350,000  Microsoft Corp.*                                                                               18,095,000

Cosmetics & Personal Care 2.97%                                                                            37,421,000
   500,000  Avon Products, Inc.                                                                            26,935,000
   200,000  Colgate-Palmolive Co.                                                                          10,486,000

Diversified Operations 6.21%                                                                               78,208,000
   200,000  3M Co.                                                                                         24,660,000
 1,400,000  General Electric Co.                                                                           34,090,000
   300,000  Illinois Tool Works, Inc.                                                                      19,458,000

Electronics 1.19%                                                                                          14,974,206
   294,478  Emerson Electric Co.                                                                           14,974,206

Finance 6.54%                                                                                              82,401,831
   200,000  American Express Co.                                                                            7,070,000
 1,052,941  Citigroup, Inc.                                                                                37,052,994
   648,309  MBNA Corp.                                                                                     12,330,837
   650,000  Morgan Stanley Dean Witter & Co.                                                               25,948,000

Food 1.32%                                                                                                 16,644,132
   427,540  Kraft Foods, Inc. (Class A)                                                                    16,644,132

Insurance 7.31%                                                                                            92,131,010
   960,000  AFLAC, Inc.                                                                                    28,915,200
   550,000  American International Group, Inc.                                                             31,817,500
   350,000  Hartford Financial Services Group, Inc. (The)                                                  15,900,500
 1,057,871  Travelers Property Casualty Corp. (Class A)*                                                   15,497,810

Media 1.32%                                                                                                16,675,396
   275,900  McGraw-Hill Cos., Inc. (The)                                                                   16,675,396

Medical 10.23%                                                                                            128,919,920
   450,000  Abbott Laboratories                                                                            18,000,000
   400,000  Baxter International, Inc.                                                                     11,200,000
   350,000  Cardinal Health, Inc.                                                                          20,716,500
   802,000  Johnson & Johnson                                                                              43,075,420
   300,000  Medtronic, Inc.                                                                                13,680,000
   150,000  Merck & Co., Inc.                                                                               8,491,500
   450,000  Pfizer, Inc.                                                                                   13,756,500

Mortgage Banking 4.15%                                                                                     52,304,500
   400,000  Fannie Mae                                                                                     25,732,000
   450,000  Freddie Mac                                                                                    26,572,500

Office 1.37%                                                                                               17,184,858
   281,350  Avery Dennison Corp.                                                                           17,184,858

Oil & Gas 8.61%                                                                                           108,474,249
   300,000  Anadarko Petroleum Corp.                                                                       14,370,000
   600,000  BP Plc, American Depositary Receipts (ADR) (United Kingdom)                                    24,390,000
   400,000  ChevronTexaco Corp.                                                                            26,592,000
 1,234,180  Exxon Mobil Corp.                                                                              43,122,249

Retail 4.43%                                                                                               55,776,028
   100,000  Family Dollar Stores, Inc.                                                                      3,121,000
   500,000  Lowe's Cos., Inc.                                                                              18,750,000
   433,200  SYSCO Corp.                                                                                    12,905,028
   700,000  Target Corp.                                                                                   21,000,000

Soap & Cleaning Preparations 1.71%                                                                         21,485,000
   250,000  Procter & Gamble Co. (The)                                                                     21,485,000

Telecommunications 3.45%                                                                                   43,483,823
   300,000  Nokia Corp., ADR (Finland)                                                                      4,650,000
   789,241  SBC Communications, Inc.                                                                       21,396,323
   450,000  Verizon Communications, Inc.                                                                   17,437,500

Tobacco 2.57%                                                                                              32,424,000
   800,000  Philip Morris Cos., Inc.                                                                       32,424,000

Utilities 2.31%                                                                                            29,048,364
   150,000  ALLTEL Corp.                                                                                    7,650,000
   300,000  BellSouth Corp.                                                                                 7,761,000
   490,200  Questar Corp.                                                                                  13,637,364

PREFERRED STOCKS 0.55%                                                                                     $6,930,000
(Cost $6,000,000)

Oil & Gas 0.55%                                                                                             6,930,000
   60,000  Lasmo America Ltd., 8.15% (R)                                                                    6,930,000


                                                                   INTEREST    CREDIT       PAR VALUE
ISSUER, DESCRIPTION, MATURITY DATE                                     RATE    RATING** (000s OMITTED)           VALUE
CORPORATE BONDS 5.40%                                                                                     $68,095,453
(Cost $66,953,530)

Energy 0.47%                                                                                                5,883,875
CalEnergy Co., Inc.,
Sr Bond 09-15-28                                                      8.480      BBB-           5,000       5,883,875

Finance 1.18%                                                                                              14,950,187
Guaranteed Trade Trust,
Gtd Note Ser 94-A 06-26-06                                            7.390      AAA            5,821       6,430,811
Household Finance Corp.,
Note 01-24-06                                                         6.500      A-             8,000       8,519,376

Media 1.32%                                                                                                16,648,036
Continental Cablevision, Inc.,
Deb 08-01-13                                                          9.500      BBB            6,500       7,526,571
Rogers Cablesystems Ltd.,
Sr Note Ser B (Canada) 03-15-05                                      10.000      BBB-           4,000       4,120,000
TCI Communications, Inc.,
Sr Note 01-15-03                                                      8.250      BBB            5,000       5,001,465

Telecommunications 0.21%                                                                                    2,621,780
GTE North, Inc.,
Deb Ser A 01-01-21                                                    9.600      A+             2,500       2,621,780

Utilities 2.22%                                                                                            27,991,575
Appalachian Power Co.,
Sr Note Ser E 06-15-05                                                4.800      BBB+           2,000       2,008,194
BVPS II Funding Corp.,
Collateralized Lease Bond 06-01-17                                    8.680      BBB-           6,494       6,928,384
Midland Funding Corp. II,
Deb Ser A 07-23-05                                                   11.750      BB-           10,535      10,745,700
New Valley Generation II,
Pass Thru Ctf 05-01-20                                                5.572      AAA            2,805       2,997,482
Tennessee Valley Authority,
Note 07-15-43                                                         7.250      AAA            5,000       5,311,815

U.S. GOVERNMENT AND AGENCIES OBLIGATIONS 0.06%                                                               $718,089
(Cost $661,291)

Government -- U.S. Agencies 0.06%                                                                            $718,089
Government National Mortgage Assn.,
30 Yr SF Pass Thru Ctf 08-15-24                                       8.000      AAA              657         718,089

                                                                             INTEREST      PAR VALUE
ISSUER, DESCRIPTION                                                              RATE  (000s OMITTED)         VALUE
SHORT-TERM INVESTMENTS 21.29%                                                                            $268,256,041
(Cost $268,256,041)

Joint Repurchase Agreement 3.31%
Investment in a joint repurchase agreement
transaction with UBS Warburg, Inc. -- Dated
12-31-02, due 01-02-03 (Secured by
U.S. Treasury Bond 8.500% due 02-15-20,
U.S. Treasury Notes 4.625% due 02-28-02 and
5.375% due 06-30-03, U.S. Treasury Inflation
Indexed Notes 3.500% due 01-15-11 and 3.000%
due 07-15-12)                                                                  1.150%         41,714      41,714,000


                                                                                              SHARES
Cash Equivalents 17.98%
AIM Cash Investment Trust***                                                             226,542,041      226,542,041

TOTAL INVESTMENTS 117.51%                                                                              $1,480,451,936

OTHER ASSETS AND LIABILITIES, NET (17.51%)                                                              ($220,601,260)

TOTAL NET ASSETS 100.00%                                                                               $1,259,850,676

  * Non-income producing security.

 ** Credit ratings by Moody's Investors Service or John Hancock Advisers, LLC where Standard & Poor's ratings are not available.

*** Represents investment of securities lending collateral.

(R) This security is exempt from registration under rule 144A of the Securities Act of 1933. Such security may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $6,930,000 or 0.55% of net assets as of December 31, 2002.

    Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer;
    however, security is U.S. dollar-denominated.

    The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to
financial statements.




ASSETS AND
LIABILITIES

December 31, 2002

This Statement
of Assets and
Liabilities is the
Fund's balance
sheet. It shows
the value of
what the Fund
owns, is due
and owes. You'll
also find the net
asset value and
the maximum
offering price
per share.

ASSETS
Investments at value (cost $1,300,695,502,
  including $222,300,392 of securities loaned)                 $1,480,451,936
Cash                                                                      135
Receivable for investments sold                                     5,162,087
Receivable for shares sold                                             91,044
Dividends and interest receivable                                   3,894,624
Other assets                                                          396,259

Total assets                                                    1,489,996,085

LIABILITIES
Payable for investments purchased                                     773,553
Payable for securities on loan                                    226,542,041
Payable to affiliates                                               2,292,306
Other payables and accrued expenses                                   537,509

Total liabilities                                                 230,145,409

NET ASSETS
Capital paid-in                                                 1,171,784,757
Accumulated net realized loss on investments                      (91,514,737)
Net unrealized appreciation of investments                        179,756,434
Distributions in excess of net investment income                     (175,778)

Net assets                                                     $1,259,850,676

NET ASSET VALUE PER SHARE
Based on net asset values and shares outstanding
Class A ($907,528,038 [DIV] 57,392,158 shares)                         $15.81
Class B ($328,054,601 [DIV] 20,769,889 shares)                         $15.79
Class C ($24,268,037 [DIV] 1,534,567 shares)                           $15.81

MAXIMUM OFFERING PRICE PER SHARE
Class A 1 ($15.81 [DIV] 95%)                                           $16.64
Class C ($15.81 [DIV] 99%)                                             $15.97

1 On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

See notes to
financial statements.



OPERATIONS

For the year ended
December 31, 2002

This Statement
of Operations
summarizes the
Fund's investment
income earned
and expenses
incurred in
operating the
Fund. It also
shows net gains
(losses) for the
period stated.

INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $38,000)           $27,838,180
Interest (including securities lending income of $389,993
  and net of foreign withholding taxes of $16,667)                 10,416,350

Total investment income                                            38,254,530

EXPENSES
Investment management fee                                           8,703,622
Class A distribution and service fee                                3,187,797
Class B distribution and service fee                                4,309,103
Class C distribution and service fee                                  222,151
Transfer agent fee                                                  3,328,892
Accounting and legal services fee                                     439,523
Custodian fee                                                         228,413
Miscellaneous                                                          92,043
Registration and filing fee                                            90,783
Trustees' fee                                                          85,037
Printing                                                               82,263
Auditing fee                                                           40,600
Interest expense                                                       24,249
Legal fee                                                              22,557

Total expenses                                                     20,857,033
Less expense reductions                                                (1,850)

Net expenses                                                       20,855,183

Net investment income                                              17,399,347

REALIZED AND UNREALIZED LOSS

Net realized loss on investments                                  (90,047,264)
Change in net unrealized appreciation (depreciation)
  of investments                                                 (253,306,863)

Net realized and unrealized loss                                 (343,354,127)

Decrease in net assets from operations                          ($325,954,780)

See notes to
financial statements.



CHANGES IN
NET ASSETS

This Statement
of Changes in
Net Assets
shows how the
value of the
Fund's net assets
has changed
since the end of
the previous
period. The dif-
ference reflects
earnings less
expenses, any
investment gains
and losses,
distributions
paid to share-
holders, if any,
and any increase
or decrease in
money share-
holders invested
in the Fund.
                                                       YEAR            YEAR
                                                      ENDED           ENDED
                                                   12-31-01        12-31-02
INCREASE (DECREASE) IN NET ASSETS
From operations

Net investment income                           $24,267,904     $17,399,347
Net realized gain (loss)                         87,473,939     (90,047,264)
Change in net unrealized
  appreciation (depreciation)                  (242,845,053)   (253,306,863)

Decrease in net assets resulting
  from operations                              (131,103,210)   (325,954,780)

Distributions to shareholders
From net investment income
Class A                                         (21,483,276)    (15,200,803)
Class B                                          (5,690,116)     (3,050,052)
Class C                                            (148,909)       (177,688)
From net realized gain
Class A                                         (93,517,970)     (6,861,940)
Class B                                         (42,463,282)     (2,512,670)
Class C                                          (1,288,670)       (183,073)
                                               (164,592,223)    (27,986,226)
From Fund share transactions                   (116,803,512)   (170,742,889)

NET ASSETS
Beginning of period                           2,197,033,516   1,784,534,571

End of period 1                              $1,784,534,571  $1,259,850,676

1 Includes distributions in excess of net investment income of $235,249 and $175,778, respectively.

See notes to
financial statements.



FINANCIAL
HIGHLIGHTS

CLASS A SHARES

The Financial Highlights show how the Fund's net asset value for a share has changed since the end of the previous period.

PERIOD ENDED                                          12-31-98    12-31-99    12-31-00    12-31-01 1  12-31-02 1
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                                   $22.41      $24.23      $24.51      $23.35      $19.88
Net investment income 2                                   0.31        0.30        0.33        0.32        0.24
Net realized and unrealized
  gain (loss) on investments                              3.11        1.11        0.61       (1.77)      (3.94)
Total from investment
  operations                                              3.42        1.41        0.94       (1.45)      (3.70)
Less distributions
From net investment income                               (0.31)      (0.35)      (0.33)      (0.37)      (0.25)
From net realized gain                                   (1.29)      (0.78)      (1.77)      (1.65)      (0.12)
                                                         (1.60)      (1.13)      (2.10)      (2.02)      (0.37)
Net asset value,
  end of period                                         $24.23      $24.51      $23.35      $19.88      $15.81
Total return 3 (%)                                       15.62        5.91        4.10       (6.06)     (18.68)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                         $1,884      $1,788      $1,446      $1,217        $908
Ratio of expenses to
  average net assets (%)                                  1.03        1.05        1.08        1.10        1.17
Ratio of net investment
  income to average net assets (%)                        1.33        1.21        1.44        1.50        1.36
Portfolio turnover (%)                                      51          64          46          76          85

See notes to
financial statements.




FINANCIAL
HIGHLIGHTS

CLASS B SHARES

PERIOD ENDED                                          12-31-98    12-31-99    12-31-00    12-31-01 1  12-31-02 1
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                                   $22.38      $24.20      $24.48      $23.31      $19.86
Net investment income 2                                   0.14        0.13        0.17        0.17        0.12
Net realized and unrealized
  gain (loss) on investments                              3.11        1.11        0.60       (1.76)      (3.94)
Total from investment
  operations                                              3.25        1.24        0.77       (1.59)      (3.82)
Less distributions
From net investment income                               (0.14)      (0.18)      (0.17)      (0.21)      (0.13)
From net realized gain                                   (1.29)      (0.78)      (1.77)      (1.65)      (0.12)
                                                         (1.43)      (0.96)      (1.94)      (1.86)      (0.25)
Net asset value,
  end of period                                         $24.20      $24.48      $23.31      $19.86      $15.79
Total return 3 (%)                                       14.79        5.20        3.32       (6.66)     (19.29)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                           $790        $820        $663        $551        $328
Ratio of expenses to
  average net assets (%)                                  1.79        1.73        1.78        1.80        1.87
Ratio of net investment
  income to average net assets (%)                        0.58        0.54        0.75        0.80        0.65
Portfolio turnover (%)                                      51          64          46          76          85

See notes to
financial statements.




FINANCIAL
HIGHLIGHTS

CLASS C SHARES

PERIOD ENDED                                          12-31-98 4  12-31-99    12-31-00    12-31-01 1  12-31-02 1
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                                   $24.43      $24.22      $24.50      $23.33      $19.88
Net investment income 2                                   0.13        0.13        0.18        0.17        0.12
Net realized and unrealized
  gain (loss) on investments                              1.07        1.10        0.59       (1.76)      (3.94)
Total from investment
  operations                                              1.20        1.23        0.77       (1.59)      (3.82)
Less distributions
From net investment income                               (0.12)      (0.17)      (0.17)      (0.21)      (0.13)
From net realized gain                                   (1.29)      (0.78)      (1.77)      (1.65)      (0.12)
                                                         (1.41)      (0.95)      (1.94)      (1.86)      (0.25)
Net asset value,
  end of period                                         $24.22      $24.50      $23.33      $19.88      $15.81
Total return 3 (%)                                        5.18 5      5.17        3.32       (6.66)     (19.27)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                             $5         $11         $12         $17         $24
Ratio of expenses to
  average net assets (%)                                  1.67 6      1.75        1.79        1.80        1.87
Ratio of net investment
  income to average net assets (%)                        0.84 6      0.51        0.76        0.82        0.67
Portfolio turnover (%)                                      51          64          46          76          85

1 As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment
  Companies, as revised, relating to the amortization of premiums and accretion of discounts on debt securities. The effect of this change on per share amounts for the year ended December 31, 2001 was to decrease net investment income per share by $0.01, decrease net realized and unrealized losses per share by $0.01, and, had the Fund not made these changes to amortization and accretion, the ratio of net investment income to average net assets would have been 1.53%, 0.83% and 0.85% for Class A, Class B and Class C shares, respectively. The effect of this change on per share amounts for the year ended December 31, 2002 was to decrease net investment income per share by $0.01, decrease net realized and unrealized losses per share by $0.01, and, had the Fund not made these changes to amortization and accretion, the ratio of net investment income to average net assets would have been 1.43%, 0.72% and 0.74% for Class A, Class B and Class C shares, respectively. Per share ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

2 Based on the average of the shares outstanding.

3 Assumes dividend reinvestment and does not reflect the effect of sales charges.

4 Class C shares began operations on 5-1-98.

5 Not annualized.

6 Annualized.

See notes to
financial statements.




NOTES TO
STATEMENTS

NOTE A
Accounting policies

John Hancock Sovereign Investors Fund (the "Fund") is a diversified series of John Hancock Investment Trust, an open-end investment management company registered under the Investment Company Act of 1940. The investment objective of the Fund is to provide long-term growth of capital and of income without assuming undue market risks.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B, Class C and Class I shares. No Class I shares have been issued as of December 31, 2002. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class that bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan.

Significant accounting policies of the Fund are as follows:

Valuation of investments

Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value. Investments in AIM Cash Investment Trust are valued at their net asset value each business day.

Joint repurchase agreement

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, LLC (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, LLC, may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

Investment transactions

Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

Discount and premium on securities

The Fund accretes discount and amortizes premium from par value on securities from either the date of issue or the date of purchase over the life of the security.

Class allocations

Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees, if any, and transfer agent fees are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

Expenses

The majority of the expenses are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund will be allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

Bank borrowings

The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into a syndicated line of credit agreement with various banks. This agreement enables the Fund to participate with other funds managed by the Adviser in an unsecured line of credit with banks, which permit borrowings of up to $475 million, collectively. Interest is charged to each fund, based on its borrowing. In addition, a commitment fee is charged to each fund based on the average daily unused portion of the line of credit and is allocated among the participating funds. The Fund had no borrowing activity under the line of credit during the year ended December 31, 2002.

Securities lending

The Fund may lend securities to certain qualified brokers who pay the Fund negotiated lender fees. These fees are included in interest income. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral, should the borrower of the securities fail financially. On December 31, 2002, the Fund loaned securities having a market value of $222,300,392 collateralized by cash in the amount of $226,542,041. The cash collateral was invested in a short-term instrument.

Federal income taxes

The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $89,791,390 of a capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. To the extent that such carryforward is used by the Fund, no capital gain distributions will be made. The entire amount of the loss carryforward expires December 31, 2010. Net capital losses of $1,091,684 that are attributable to security transactions that occurred after October 31, 2002, are treated as arising on January 1, 2003, the first day of the Fund's next taxable year.

Dividends, interest and distributions

Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund identifies the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Fund records distributions to shareholders from net investment income and net realized gains on the ex-dividend date. During the year ended December 31, 2002, the tax character of distributions paid was as follows: ordinary income $18,428,543 and long-term capital gains $9,557,683. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time and are in the same amount, except for the effect of expenses that may be applied differently to each class. As of December 31, 2002, the components of distributable earnings on a tax basis included $85,154 of undistributed ordinary income.

Such distributions, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

NOTE B
Management fee and transactions with affiliates and others

The Fund has an investment management contract with the Adviser. Under the investment management contract, the Fund pays a quarterly management fee to the Adviser equivalent, on an annual basis, to the sum of: (a) 0.60% of the first $750,000,000 of the Fund's average daily net asset value, (b) 0.55% of the next $750,000,000, (c) 0.50% of the next
$1,000,000,000 and (d) 0.45% of the Fund's average daily net asset value in excess of $2,500,000,000.

The Fund has an agreement with its custodian bank under which custody fees are reduced by brokerage commissions offsets applied during the period. Accordingly, the custody expense reduction amounted to $1,850, and had no impact on the Fund's ratio of expenses to average net asset for the year ended December 31, 2002.

The Fund has Distribution Plans with John Hancock Funds, LLC ("JH Funds"), a wholly owned subsidiary of the Adviser. The Fund has adopted Distribution Plans with respect to Class A, Class B and Class C pursuant to Rule 12b-1 under the Investment Company Act of 1940 to reimburse JH Funds for the services it provides as distributor of shares of the Fund. Accordingly, the Fund makes monthly payments to JH Funds at an annual rate not to exceed 0.30% of Class A average daily net assets and 1.00% of Class B and Class C average daily net assets. A maximum of 0.25% of such payments may be service fees as defined by the Conduct Rules of the National Association of Securities Dealers. Under the Conduct Rules, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

Class A and Class C shares are assessed up-front sales charges. During the year ended December 31, 2002, JH Funds received net up-front sales charges of $1,027,023 with regard to sales of Class A shares. Of this amount, $157,106 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $556,528 was paid as sales commissions to unrelated broker-dealers and $313,389 was paid as sales commissions to sales personnel of Signator Investors, Inc. ("Signator Investors"), a related broker-dealer. The Adviser's indirect parent, John Hancock Life Insurance Company ("JHLICo"), is the indirect sole shareholder of Signator Investors. During the year ended December 31, 2002, JH Funds received net up-front sales charges of $72,370 with regard to sales of Class C shares. Of this amount, $67,186 was paid as sales commissions to unrelated broker-dealers and $5,184 was paid as sales commissions to sales personnel of Signator Investors.

Class B shares that are redeemed within six years of purchase are subject to a contingent deferred sales charge ("CDSC") at declining rates, beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Class C shares that are redeemed within one year of purchase are subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSCs are paid to JH Funds and are used in whole or in part to defray its expenses for providing distribution related services to the Fund in connection with the sale of Class B and Class C shares. During the year ended December 31, 2002, CDSCs received by JH Funds amounted to $800,046 for Class B shares and $11,779 for Class C shares.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc., an indirect subsidiary of JHLICo. The Fund pays a monthly transfer agent fee based on the number of shareholder accounts, plus certain out-of-pocket expenses. Effective January 1, 2003, the Fund will pay a monthly transfer agent fee at an annual rate of 0.05% of the average daily net asset value, plus a fee based on the number of shareholder accounts and reimbursement for certain out-of-pocket expenses.

The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the year was at an annual rate of approximately 0.03% of the average net assets of the Fund.

Ms. Maureen R. Ford and Mr. John M. DeCiccio are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.


NOTE C
Fund share transactions

This listing illustrates the number of Fund shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value. The Fund has an unlimited number of shares authorized with no par value.

                                  YEAR ENDED 12-31-01             YEAR ENDED 12-31-02
                               SHARES          AMOUNT         SHARES           AMOUNT
CLASS A SHARES
Sold                        3,336,339     $72,751,800      7,115,380     $128,166,011
Distributions reinvested    5,388,568     106,277,304      1,218,520       20,462,624
Repurchased                (9,435,947)   (206,055,587)   (12,150,506)    (210,473,134)
Net decrease                 (711,040)   ($27,026,483)    (3,816,606)    ($61,844,499)

CLASS B SHARES
Sold                        2,832,080     $61,448,950      2,536,815      $45,690,969
Distributions reinvested    2,281,033      44,746,477        317,980        5,295,398
Repurchased                (5,845,389)   (127,066,605)    (9,799,112)    (171,997,634)
Net decrease                 (732,276)   ($20,871,178)    (6,944,317)   ($121,011,267)

CLASS C SHARES
Sold                          435,806      $9,546,015      1,365,472      $24,421,944
Distributions reinvested       62,843       1,232,554         20,572          339,309
Repurchased                  (161,626)     (3,513,723)      (708,865)     (12,648,376)
Net increase                  337,023      $7,264,846        677,179      $12,112,877

CLASS Y SHARES 1
Repurchased                (3,261,479)   ($76,170,697)            --               --
Net decrease               (3,261,479)   ($76,170,697)            --               --

NET DECREASE               (4,367,772)  ($116,803,512)   (10,083,744)   ($170,742,889)

1 Class Y shares were terminated 1-3-01.


NOTE D
Investment transactions

Purchases and proceeds from sales of securities, other than short-term securities and obligations of the U.S. government, during the year ended December 31, 2002, aggregated $648,369,066 and $848,276,523, respectively. Purchases and proceeds from maturities of obligations of U.S. government aggregated $590,674,961 and $608,087,773, respectively, during the year ended December 31, 2002.

The cost of investments owned on December 31, 2002, including short-term investments, for federal income tax purposes was $1,302,027,269. Gross unrealized appreciation and depreciation of investments aggregated $246,615,341 and $68,190,674, respectively, resulting in net unrealized appreciation of $178,424,667. The difference between book basis and tax basis net unrealized appreciation of investments is attributable primarily to the tax deferral of losses on wash sales and amortization of premiums and accretion of discounts on debt securities.

NOTE E
Reclassification of accounts

During the year ended December 31, 2002, the Fund reclassified amounts to reflect an increase in accumulated net realized loss on investments of $866,056, a decrease in distributions in excess of net investment income of $1,088,667 and a decrease in capital paid-in of $222,611. This represents the amount necessary to report these balances on a tax basis, excluding certain temporary differences, as of December 31, 2002. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to amortization of premium and accretion of discount and to certain differences in the computation of distributable income and capital gains under federal tax rules versus accounting principles generally accepted in the United States of America. The calculation of net investment income per share in the financial highlights excludes these adjustments.

NOTE F
Change in accounting principle

Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, relating to the amortization of premiums and accretion of discounts on debt securities. The cumulative effect of this accounting change had no impact on the total net assets of the Fund, but resulted in a $424,665 reduction in the cost of investments and a corresponding increase in net unrealized appreciation, based on securities held as of December 31, 2000.

The effect of this change for the year ended December 31, 2001 was to decrease net investment income by $552,488, increase unrealized appreciation of investments by $71,807 and increase net realized gain on investments by $480,681.

The effect of this change for the year ended December 31, 2002 was to decrease net investment income by $1,084,007, increase unrealized appreciation on investments by $203,616 and decrease net realized loss of investments by $880,391. The statement of changes in net assets and the financial highlights for prior periods have not been restated to reflect this change in presentation.

NOTE G
Change in Independent Auditor

Based on the recommendation of the Audit Committee of the Fund, the Board of Trustees has determined not to retain Ernst & Young LLP as the Fund's independent auditor and voted to appoint Deloitte & Touche LLP for the fiscal year ended December 31, 2003. During the two most recent fiscal years, Ernst & Young LLP's audit reports contained no adverse opinion or disclaimer of opinion; nor were their reports qualified as to uncertainty, audit scope, or accounting principles. Further, there were no disagreements between the fund and Ernst & Young LLP on accounting principles, financial statements disclosure or audit scope, which if not resolved to the satisfaction of Ernst & Young LLP, would have caused them to make reference to the disagreement in their report.



AUDITORS'
REPORT

Report of Ernst &
Young LLP,
Independent
Auditors

To the Board of Trustees and Shareholders of John Hancock Sovereign Investors Fund of John Hancock Investment Trust,

We have audited the accompanying statement of assets and liabilities of John Hancock Sovereign Investors Fund (a series of John Hancock Investment Trust) (the "Fund"), including the schedule of investments, as of December 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of John Hancock Sovereign Investors Fund at December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                                /S/ ERNST & YOUNG LLP
Boston, Massachusetts
February 7, 2003



TAX
INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund, if any, paid during its taxable year ended December 31, 2002.

The Fund has designated distributions to shareholders of $9,557,683 as a capital gain dividend.

With respect to the ordinary dividends paid by the Fund for the fiscal year ended December 31, 2002, 100% of the dividends qualify for the corporate dividends-received deduction.

If the Fund paid dividends during the fiscal year, shareholders will be mailed a 2002 U.S. Treasury Department Form 1099-DIV in January 2003. This will reflect the total of all distributions that are taxable for calendar year 2002.



TRUSTEES
& OFFICERS

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

INDEPENDENT TRUSTEES
                                                                                                                NUMBER OF
NAME, AGE                                                                                   TRUSTEE             JOHN HANCOCK
PRINCIPAL OCCUPATION(S) AND OTHER                                                           OF FUND             FUNDS OVERSEEN
DIRECTORSHIPS DURING PAST 5 YEARS                                                           SINCE 1             BY TRUSTEE
James F. Carlin 2, Born: 1940                                                               1992                30
Chairman and CEO, Alpha Analytical Laboratories (chemical analysis);
Part Owner and Treasurer, Lawrence Carlin Insurance Agency, Inc. (since
1995); Part Owner and Vice President, Mone Lawrence Carlin Insurance
Agency, Inc. (since 1996); Director/Treasurer, Rizzo Associates (until 2000);
Chairman and CEO, Carlin Consolidated, Inc. (management/investments);
Director/Partner, Proctor Carlin & Co., Inc. (until 1999); Trustee,
Massachusetts Health and Education Tax Exempt Trust; Director of the
following: Uno Restaurant Corp. (until 2001), Arbella Mutual (insurance)
(until 2000), HealthPlan Services, Inc. (until 1999), Flagship Healthcare,
Inc. (until 1999), Carlin Insurance Agency, Inc. (until 1999), Chairman,
Massachusetts Board of Higher Education (until 1999).

William H. Cunningham, Born: 1944                                                           1994                30
Former Chancellor, University of Texas System and former President of the
University of Texas, Austin, Texas; Chairman, IBT Technologies (until 2001);
Director of the following: The University of Texas Investment Management
Company (until 2000), Hire.com (since 2000), STC Broadcasting, Inc. and
Sunrise Television Corp. (since 2001), Symtx, Inc. (since 2001), Adorno/Rogers
Technology, Inc. (since 2001), Pinnacle Foods Corporation (since 2001),
rateGenius (since 2001); LaQuinta Motor Inns, Inc. (hotel management company) (until 1998), Jefferson-Pilot Corporation (diversified life insurance company) (since 1985), New Century Equity Holdings (formerly Billing Concepts)
(until 2001), eCertain (until 2001), ClassMap.com (until 2001), Agile Ventures
(until 2001), LBJ Foundation (until 2000), Golfsmith International, Inc. (until
2000), Metamor Worldwide (until 2000); AskRed.com (until 2001), Southwest
Airlines and Introgen; Advisory Director, Q Investments; Advisory Director,
Chase Bank (formerly Texas Commerce Bank -- Austin), LIN Television (since
2002) and WilTel Communications (since 2002).

Ronald R. Dion, Born: 1946                                                                  1998                30
Chairman and Chief Executive Officer, R.M. Bradley & Co., Inc.; Director,
The New England Council and Massachusetts Roundtable; Trustee, North
Shore Medical Center; Director, BJ's Wholesale Club, Inc. and a corporator of the Eastern Bank; Trustee, Emmanuel College.

Charles L. Ladner 2, Born: 1938                                                             1979                30
Chairman and Trustee, Dunwoody Village, Inc. (continuing care retire-
ment community); Senior Vice President and Chief Financial Officer, UGI
Corporation (Public Utility Holding Company) (retired 1998); Vice President and Director for AmeriGas, Inc. (retired 1998); Director of AmeriGas
Partners, L.P. (until 1997) (gas distribution); Director, EnergyNorth, Inc.
(until 1995); Director, Parks and History Association (since 2001).

Steven Pruchansky, Born: 1944                                                               1991                30
Chairman and Chief Executive Officer, Mast Holdings, Inc. (since 2000);
Director and President, Mast Holdings, Inc. (until 2000); Managing
Director, JonJames, LLC (real estate) (since 2001); Director, First Signature
Bank & Trust Company (until 1991); Director, Mast Realty Trust (until
1994); President, Maxwell Building Corp. (until 1991).

Norman H. Smith, Born: 1933                                                                 1991                30
Lieutenant General, United States Marine Corps; Deputy Chief of Staff for
Manpower and Reserve Affairs, Headquarters Marine Corps; Commanding
General III Marine Expeditionary Force/3rd Marine Division (retired 1991).

John P. Toolan 2, Born: 1930                                                                1991                30
Director, The Smith Barney Muni Bond Funds, The Smith Barney Tax-Free
Money Funds, Inc., Vantage Money Market Funds (mutual funds), The
Inefficient-Market Fund, Inc. (closed-end investment company) and Smith
Barney Trust Company of Florida; Chairman, Smith Barney Trust Company
(retired 1991); Director, Smith Barney, Inc., Mutual Management Company
and Smith Barney Advisers, Inc. (investment advisers) (retired 1991); Senior
Executive Vice President, Director and member of the Executive Committee,
Smith Barney, Harris Upham & Co., Incorporated (investment bankers) (until 1991).

INTERESTED TRUSTEES 3

NAME, AGE                                                                                                       NUMBER OF
POSITION(S) HELD WITH FUND                                                                  TRUSTEE             JOHN HANCOCK
PRINCIPAL OCCUPATION(S) AND OTHER                                                           OF FUND             FUNDS OVERSEEN
DIRECTORSHIPS DURING PAST 5 YEARS                                                           SINCE 1             BY TRUSTEE
John M. DeCiccio, Born: 1948                                                                2001                61
Trustee
Executive Vice President and Chief Investment Officer, John Hancock
Financial Services, Inc.; Director, Executive Vice President and Chief
Investment Officer, John Hancock Life Insurance Company; Chairman of
the Committee of Finance of John Hancock Life Insurance Company;
Director, John Hancock Subsidiaries, LLC ("Subsidiaries, LLC"), Hancock
Natural Resource Group, Independence Investment LLC, Independence
Fixed Income LLC, John Hancock Advisers, LLC (the "Adviser") and
The Berkeley Financial Group, LLC ("The Berkeley Group"), John
Hancock Funds, LLC ("John Hancock Funds"), Massachusetts Business
Development Corporation; Director, John Hancock Insurance Agency, Inc.
("Insurance Agency, Inc.") (until 1999).

Maureen R. Ford, Born: 1955                                                                 2000                61
Trustee, Chairman, President and Chief Executive Officer
Executive Vice President, John Hancock Financial Services, Inc., John
Hancock Life Insurance Company; Chairman, Director, President and
Chief Executive Officer, the Adviser and The Berkeley Group; Chairman,
Director, President and Chief Executive Officer, John Hancock Funds;
Chairman, Director and Chief Executive Officer, Sovereign Asset
Management Corporation ("SAMCorp."); Director, Independence
Investment LLC, Subsidiaries, LLC, Independence Fixed Income LLC and
Signature Services; Senior Vice President, MassMutual Insurance Co.
(until 1999).

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

NAME, AGE
POSITION(S) HELD WITH FUND                                                                                      OFFICER
PRINCIPAL OCCUPATION(S) AND                                                                                     OF FUND
DIRECTORSHIPS DURING PAST 5 YEARS                                                                               SINCE
William L. Braman, Born: 1953                                                                                   2000
Executive Vice President and Chief Investment Officer
Executive Vice President and Chief Investment Officer, the Adviser and each of the John
Hancock funds; Director, SAMCorp., Executive Vice President and Chief Investment
Officer, Baring Asset Management, London U.K. (until 2000).

Richard A. Brown, Born: 1949                                                                                    2000
Senior Vice President and Chief Financial Officer
Senior Vice President, Chief Financial Officer and Treasurer, the Adviser, John Hancock
Funds, and The Berkeley Group; Second Vice President and Senior Associate Controller,
Corporate Tax Department, John Hancock Financial Services, Inc. (until 2001).

Susan S. Newton, Born: 1950                                                                                     1991
Senior Vice President, Secretary and Chief Legal Officer
Senior Vice President, Secretary and Chief Legal Officer, SAMCorp., the Adviser and each of the John Hancock funds, John Hancock Funds and The Berkeley Group; Vice President,
Signature Services (until 2000), Director, Senior Vice President and Secretary, NM Capital.

William H. King, Born: 1952                                                                                     1992
Vice President and Treasurer
Vice President and Assistant Treasurer, the Adviser; Vice President and Treasurer of each of the John Hancock funds; Assistant Treasurer of each of the John Hancock funds (until 2001).

Thomas H. Connors, Born: 1959                                                                                   1992
Vice President and Compliance Officer
Vice President and Compliance Officer, the Adviser and each of the John Hancock funds;
Vice President, John Hancock Funds.

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

The business address for all Trustees and Officers is 101 Huntington
Avenue, Boston, Massachusetts 02199.

The Statement of Additional Information of the Fund includes additional information about members of the Board of Trustees of the Fund and is available, without charge, upon request, by calling 1-800-225-5291.

1 Each Trustee serves until resignation, retirement age or until his or her successor is elected.

2 Member of Audit Committee.

3 Interested Trustees hold positions with the Fund's investment adviser, underwriter and certain other affiliates.




FOR YOUR
INFORMATION

INVESTMENT ADVISER

John Hancock Advisers, LLC
101 Huntington Avenue
Boston, Massachusetts 02199-7603

PRINCIPAL DISTRIBUTOR

John Hancock Funds, LLC
101 Huntington Avenue
Boston, Massachusetts 02199-7603

CUSTODIAN

The Bank of New York
One Wall Street
New York, New York 10286

TRANSFER AGENT

John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, Massachusetts 02217-1000

LEGAL COUNSEL

Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109-1803

INDEPENDENT AUDITORS

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116-5072

HOW TO
CONTACT US

On the Internet                        www.jhfunds.com

By regular mail                        John Hancock Signature Services, Inc.
                                       1 John Hancock Way, Suite 1000
                                       Boston, MA 02217-1000

By express mail                        John Hancock Signature Services, Inc.
                                       Attn: Mutual Fund Image Operations
                                       529 Main Street
                                       Charlestown, MA 02129

Customer service representatives       1-800-225-5291

24-hour automated information          1-800-338-8080

TDD line                               1-800-554-6713



[A 1 1/2" x 1/2" John Hancock (Signature) logo in upper left hand corner. A tag line below reads "JOHN HANCOCK FUNDS."]

1-800-225-5291
1-800-554-6713 (TDD)
1-800-338-8080 EASI-Line

www.jhfunds.com

Now available: electronic delivery
www.jhancock.com/funds/edelivery

This report is for the information of
the shareholders of the John Hancock
Sovereign Investors Fund.

2900A   12/02
         2/03

John Hancock
Sovereign
Investors
Fund

SEMI
ANNUAL
REPORT

6.30.03

Sign up for electronic delivery at
www.jhancock.com/funds/edelivery

[A 2" x 1" John Hancock (Signature)/John Hancock Funds logo in lower, center middle of page. A tag line below reads "JOHN HANCOCK FUNDS."]



[A photo of Maureen R. Ford, Chairman and Chief Executive Officer, flush left next to first paragraph.]

WELCOME

Table of contents

Your fund at a glance
page 1

Managers' report
page 2

A look at performance
page 6

Growth of $10,000
page 7

Fund's investments
page 8

Financial statements
page 12

For your information
page 25

Dear Fellow Shareholders,

The stock market made a strong recovery in the first half of 2003. Historically low interest rates, improving corporate earnings and government stimulus in the form of tax cuts gave investors hope that the economy would soon begin to strengthen. Most of the market's move up occurred in the second quarter, and the breadth of the rally was enormous. As a result, the major indexes were able to wipe out their first-quarter losses and post solid gains for the first six months of the year. With technology leading the way, the tech-heavy Nasdaq Composite Index rose 21.51% through June, the Dow Jones Industrial Average was up 9.02% and the Standard & Poor's 500 Index returned 11.75%. With falling interest rates, bonds also did well, continuing their upward trend for a fourth consecutive year. High yield bonds led the pack, returning 18.49% in the first half as measured by the Lehman High Yield Index.

After the jarring stock-market losses of the last three years, it's a welcome relief for investors to be reminded that the market is indeed cyclical, and does move up -- not just down. And mutual fund investors will finally like what they see in their second-quarter statements: positive results. With the exception of bear funds, which bet on the market going down, every fund category tracked by Morningstar, Inc. and Lipper, Inc. posted double-digit gains in the quarter.

Whether this rally can be sustained depends in large part on whether the economy actually does rebound, and by how much, and how corporate earnings fare. It will also depend on how soon a lot of the investors still sitting on the sidelines decide to get back into the stock market.

No matter what happens next, the dramatic reversal in the stock market's fortunes, and other economic improvements, could be signals that it's time for investors to review their portfolios with their investment professionals to make sure they are well-positioned to meet their long-term investment objectives.

Sincerely,

/S/ MAUREEN R. FORD

Maureen R. Ford,
Chairman and Chief Executive Officer

This commentary reflects the chairman's views as of June 30, 2003. They are subject to change at any time.



YOUR FUND
AT A GLANCE

The Fund seeks
long-term growth
of capital without
assuming undue
market risks by
investing in a
diversified portfo-
lio of companies
with market capi-
talizations within
the range of the
Standard & Poor's
500 Index.

Over the last six months

* The stock market staged a strong rally in the second quarter of 2003, with higher-risk stocks leading the way.

* The Fund outperformed in the first quarter, but lagged in the second with its focus on high-quality, lower-risk companies.

* A dividend tax cut was enacted, potentially making dividend-paying companies more attractive.



[Bar chart with heading "John Hancock Sovereign Investors Fund."Under the heading is a note that reads "Fund performance for the six months ended June 30, 2003." The chart is scaled in increments of 4% with 0% at the bottom and 8% at the top. The first bar represents the 6.73% total return for Class A. The second bar represents the 6.37% total return for Class B. The third bar represents the 6.36% total return for Class C. A note below the chart reads "Total returns for the Fund are at net asset value with all distributions reinvested."]

Top 10 holdings

 3.3%   Citigroup, Inc.
 3.3%   Exxon Mobil Corp.
 2.9%   Johnson & Johnson
 2.9%   General Electric Co.
 2.8%   Bank of America Corp.
 2.6%   International Business Machines Corp.
 2.6%   3M Co.
 2.5%   Hewlett-Packard Co.
 2.4%   American International Group, Inc.
 2.4%   BP Plc

As a percentage of net assets on June 30, 2003.



MANAGERS'
REPORT

BY JOHN F. SNYDER III, PETER M. SCHOFIELD, CFA, AND BARRY H. EVANS, CFA, PORTFOLIO MANAGERS

John Hancock
Sovereign Investors Fund

The first half of the year was made up of two distinct market environments. Worries about the war with Iraq and the fragile U.S. economy kept stocks under pressure throughout the first quarter of the year. Against a backdrop of uncertainty, investors sought out the safety and stability of higher-quality stocks.

The tables turned, however, in the second quarter as a quick resolution to the war with Iraq, glimmers of an improving economy and a significant tax cut sparked a strong rally in stocks. With hopes of an economic turnaround running high, investors flocked to high-beta -- that is, high-risk -- stocks that are likely to benefit from a stronger economy. The second-quarter rally allowed stocks to show solid advances for the six months ended June 30, 2003, with the broad Standard & Poor's 500 Index returning 11.75%.

PERFORMANCE REVIEW

For the six months ended June 30, 2003, John Hancock Sovereign Investors Fund Class A, Class B and Class C shares returned 6.73%, 6.37% and 6.36%, respectively, at net asset value. The average equity-income fund returned 9.56%, according to Lipper, Inc.1 Keep in mind, your net asset value return will be different from the Fund's performance if you were not invested in the Fund for the entire period and did not reinvest all distributions. Please see pages six and seven for historical performance information.

"The second-quarter rally
 allowed stocks to show
 solid advances for the
 six months ended
 June 30, 2003..."

In the first quarter of the year, the Fund outperformed its peers, as investors fled to higher-quality stocks. But when higher-risk stocks took the lead in the second-quarter rally, the Fund wasn't able to keep up with its more aggressive peers. Large, high-quality stocks -- particularly dividend performers -- lagged behind smaller, non-dividend-paying stocks, not necessarily because of any fundamental issues, but more due to a short-term shift in market sentiment.

[Photos of John Snyder, Peter Schofield and Barry Evans flush right next to first paragraph.]

In addition, several of our financial holdings turned in disappointing results and fears of asbestos litigation hurt our property and casualty holdings, particularly American International Group (AIG). We're maintaining our position here as we believe that AIG's strong, global franchise should be able to withstand any fallout from the litigation. Our government-sponsored enterprises, Fannie Mae and Freddie Mac, also detracted from performance as accounting problems plagued the duo.

Despite the shift away from high-quality stocks, several of our large holdings turned in strong results. Citigroup, for example, was one of the Fund's top performers. This undervalued stock rose sharply as investors began to anticipate a pickup in the capital markets. In the consumer discretionary group, mass merchandiser Target and advertising conglomerate Omnicom Group also moved up strongly, as investors looked forward to an increase in consumer spending and a pickup in advertising in the back half of the year.

"...we believe this new
 tax law could make our
 'dividend performers'
 more enticing to investors..."

TAX CHANGES FAVOR "DIVIDEND PERFORMERS"

With the Bush administration's recent tax cut, one of the key changes was the reduction of taxes on dividends. We believe the change is a positive for investors and companies because it's easier now for companies to increase their dividend payouts to shareholders. In fact, one of our largest holdings, Bank of America, recently increased its dividend by 25%. As long-time shareholders know, we have remained consistently focused on our long-term strategy of investing primarily in "dividend performers" -- those companies that have raised their dividends for at least 10 consecutive years. Although non-dividend stocks have led the market recently, we believe this new tax law could make our "dividend performers" more enticing to investors over the long-term.



[Table at top left-hand side of page entitled "Top five industry groups." The first listing is Medical 13%, the second is Computers 9%, the third Oil & gas 9%, the fourth Banks-United States 8%, and the fifth Diversified operations 7%.]

NEW OPPORTUNITIES

As always, we've continued to look for new opportunities that meet our strict investment criteria. In this period we established a new position in United Technologies. We think this industrial conglomerate is extremely well managed and, as a whole, it has held up well during the economic downturn. Although its aerospace business did experience some difficulties, we believe the worst is over. When the recovery does take hold, we believe United Technologies will be well positioned to leverage an economic upturn.



[Pie chart at middle of page with heading "Portfolio diversification As a percentage of net assets on 6-30-03." The chart is divided into four sections (from top to left): Common stocks 94%, Short-term investments & other 4%, Preferred stocks 1%, and Corporate bonds 1%.]

Goldman Sachs was another new addition. As the capital markets turn around, there's likely to be a pickup in stock and bond issuance, as well as increased merger and acquisition activity. As one of the leading investment banks in the world, Goldman Sachs is poised to be one of the beneficiaries of a recovery in the financial markets.



[Table at top of page entitled "SCORECARD."The header for the left column is "INVESTMENT" and the header for the right column is "PERIOD'S PERFORMANCE...AND WHAT'S BEHIND THE NUMBERS." The first listing is Citigroup followed by an up arrow with the phrase "Rebound in the financial market." The second listing is Omnicom followed by an up arrow with the phrase "Pickup in advertising spending." The third listing is Johnson & Johnson followed by a down arrow with the phrase "Pharmaceuticals out of favor."]

WHAT'S AHEAD

As we look to the back half of the year, we remain cautiously optimistic. Economic indicators suggest that the economy has finally stabilized. Although fears of a double-dip recession have subsided, consumers and corporations are still nervous. The recent run-up has left many wondering, once again, whether a recovery will finally materialize in the second half of the year. The problem is that hopes of a recovery have been dashed several times before in this bear market. As a result, investors remain skeptical and that's likely to keep stocks choppy.

"The key will be whether
 earnings can meet Wall
 Street's expectations."

The longer-term picture, we believe, is brighter. President Bush has pumped a tremendous amount of fiscal stimulus into the economy in an attempt to jump-start its recovery. Interest rates remain at 40-year lows and inflation is well contained, providing a positive backdrop for stocks. As for corporate earnings, we're likely to continue to see improvement in the quarters ahead. The key will be whether earnings can meet Wall Street's expectations. Finally, there's a significant amount of money sitting on the sidelines. Once investors regain their confidence, this money could flow back into stocks.

This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. The managers' statements reflect their own opinions. As such, they are in no way guarantees of future events, and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

1 Figures from Lipper, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.


A LOOK AT
PERFORMANCE

For the period ended
June 30, 2003

The index used for
comparison is the
Standard & Poor's
500 Index, an
unmanaged index
that includes 500
widely traded
common stocks.

It is not possible to
invest directly in
an index.

                              Class A      Class B      Class C        Index
Inception date                 5-1-36       1-3-94       5-1-98           --

Average annual returns with maximum sales charge (POP)
One year                        -7.57%       -8.14%       -5.29%        0.25%
Five years                      -1.88%       -1.86%       -1.75%       -1.61%
Ten years                        7.11%          --           --        10.04%
Since inception                    --         6.86%       -1.88%          --

Cumulative total returns with maximum sales charge (POP)
Six months                       1.40%        1.37%        4.31%       11.75%
One year                        -7.57%       -8.14%       -5.29%        0.25%
Five years                      -9.07%       -8.97%       -8.43%       -7.79%
Ten years                       98.84%          --           --       160.37%
Since inception                    --        87.66%       -9.32%          --

SEC 30-day yield as of June 30, 2003
                                 0.71%        0.05%        0.05%          --

Performance figures assume all distributions are reinvested. Returns with maximum sales charge reflect a sales charge on Class A shares of 5% and Class C shares of 1%, and the applicable contingent deferred sales charge
(CDSC) on Class B and Class C shares. The Class B shares' CDSC declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge will be assessed after the sixth year. Class C shares held for one year or less are subject to a 1% CDSC. The return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost. Index figures do not reflect sales charges and would be lower if they did.

The returns reflect past results and should not be considered indicative of future performance. The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.


GROWTH OF
$10,000

This chart shows what happened to a hypothetical $10,000 investment in Class A shares for the period indicated. For comparison, we've shown the same investment in the Standard & Poor's 500 Index.

Line chart with the heading "GROWTH OF $10,000." Within the chart are three lines. The first line represents the Index and is equal to $26,037 as of June 30, 2003. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock Sovereign Investors Fund, before sales charge, and is equal to $20,930 as of June 30, 2003. The third line represents the value of the same hypothetical investment made in the John Hancock Sovereign Investors Fund, after sales charge, and is equal to $19,884 as of June 30, 2003.


                                                 Class B 1    Class C 1
Period beginning                                  1-3-94       5-1-98
Without sales charge                             $18,766       $9,160
With maximum sales charge                             --       $9,068
Index                                            $24,854       $9,351

Assuming all distributions were reinvested for the period indicated, the table above shows the value of a $10,000 investment in the Fund's Class B and Class C shares, respectively, as of June 30, 2003. Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

1 No contingent deferred sales charge applicable.


FINANCIAL STATEMENTS

FUND'S
INVESTMENTS

Securities owned
by the Fund on
June 30, 2003
(unaudited)

This schedule is divided into four main categories: common stocks, preferred stocks, corporate bonds and short-term investments. The common and preferred stocks and corporate bonds are further broken down by industry group. Short-term investments, which represent the Fund's cash position, are listed last.


  SHARES    ISSUER                                                                                              VALUE
COMMON STOCKS 94.23%                                                                                   $1,179,802,342
(Cost $963,407,822)

Advertising 2.00%                                                                                          25,095,000
  350,000   Omnicom Group, Inc.                                                                            25,095,000

Aerospace 1.70%                                                                                            21,249,000
  300,000   United Technologies Corp.                                                                      21,249,000

Banks -- United States 8.48%                                                                              106,201,000
  450,000   Bank of America Corp.                                                                          35,563,500
  750,000   Bank of New York Co., Inc. (The)                                                               21,562,500
  200,000   State Street Corp.                                                                              7,880,000
  550,000   U.S. Bancorp                                                                                   13,475,000
  550,000   Wells Fargo & Co.                                                                              27,720,000

Beverages 2.80%                                                                                            35,060,500
  300,000   Coca-Cola Co. (The)                                                                            13,923,000
  475,000   PepsiCo, Inc.                                                                                  21,137,500

Broker Services 1.34%                                                                                      16,750,000
  200,000   Goldman Sachs Group, Inc. (The)                                                                16,750,000

Chemicals 2.00%                                                                                            25,049,680
  416,800   Praxair, Inc.                                                                                  25,049,680

Computers 8.84%                                                                                           110,688,500
1,500,000   Cisco Systems, Inc.*                                                                           25,035,000
1,450,000   Hewlett-Packard Co.                                                                            30,885,000
  400,000   International Business Machines Corp.                                                          33,000,000
  850,000   Microsoft Corp.                                                                                21,768,500

Cosmetics & Personal Care 3.16%                                                                            39,580,000
  450,000   Avon Products, Inc.                                                                            27,990,000
  200,000   Colgate-Palmolive Co.                                                                          11,590,000

Diversified Operations 7.02%                                                                               87,850,000
  250,000   3M Co.                                                                                         32,245,000
1,250,000   General Electric Co.                                                                           35,850,000
  300,000   Illinois Tool Works, Inc.                                                                      19,755,000

Electronics 2.21%                                                                                          27,689,426
   94,478   Emerson Electric Co.                                                                            4,827,826
  200,000   Grainger (W.W.), Inc.                                                                           9,352,000
  650,000   Intel Corp.                                                                                    13,509,600

Finance 6.03%                                                                                              75,564,634
  952,941   Citigroup, Inc.                                                                                40,785,875
  848,309   MBNA Corp.                                                                                     17,678,759
  400,000   Morgan Stanley Dean Witter & Co.                                                               17,100,000

Food 0.43%                                                                                                  5,400,000
  100,000   Unilever NV (NY Reg Shares) (Netherlands)                                                       5,400,000

Insurance 6.56%                                                                                            82,162,849
  547,600   AFLAC, Inc.                                                                                    16,838,700
  550,000   American International Group, Inc.                                                             30,349,000
  250,000   Hartford Financial Services Group, Inc. (The)                                                  12,590,000
1,407,871   Travelers Property Casualty Corp. (Class A)                                                    22,385,149

Media 1.22%                                                                                                15,281,000
  350,000   Viacom, Inc. (Class B)*                                                                        15,281,000

Medical 13.13%                                                                                            164,393,400
  650,000   Abbott Laboratories                                                                            28,444,000
  450,000   Cardinal Health, Inc.                                                                          28,935,000
  702,000   Johnson & Johnson                                                                              36,293,400
  300,000   Medtronic, Inc.                                                                                14,391,000
  150,000   Merck & Co., Inc.                                                                               9,082,500
  850,000   Pfizer, Inc.                                                                                   29,027,500
  400,000   Wyeth                                                                                          18,220,000

Mortgage Banking 3.17%                                                                                     39,668,500
  400,000   Fannie Mae                                                                                     26,976,000
  250,000   Freddie Mac                                                                                    12,692,500

Office 1.53%                                                                                               19,143,770
  381,350   Avery Dennison Corp.                                                                           19,143,770

Oil & Gas 7.93%                                                                                            99,309,904
  250,000   Anadarko Petroleum Corp.                                                                       11,117,500
  700,000   BP Plc, American Depositary Receipts (ADR) (United Kingdom)                                    29,414,000
  250,000   ChevronTexaco Corp.                                                                            18,050,000
1,134,180   Exxon Mobil Corp.                                                                              40,728,404

Retail 5.44%                                                                                               68,066,078
  100,000   Family Dollar Stores, Inc.                                                                      3,815,000
  400,000   Lowe's Cos., Inc.                                                                              17,180,000
  283,200   SYSCO Corp.                                                                                     8,507,328
  700,000   Target Corp.                                                                                   26,488,000
  225,000   Wal-Mart Stores, Inc.                                                                          12,075,750

Soap & Cleaning Preparations 2.14%                                                                         26,754,000
  300,000   Procter & Gamble Co. (The)                                                                     26,754,000

Telecommunications 3.79%                                                                                   47,446,107
  700,000   Nokia Corp., ADR (Finland)                                                                     11,501,000
  789,241   SBC Communications, Inc.                                                                       20,165,107
  400,000   Verizon Communications, Inc.                                                                   15,780,000

Tobacco 2.00%                                                                                              24,992,000
  550,000   Altria Group, Inc.                                                                             24,992,000

Utilities 1.31%                                                                                            16,406,994
  490,200   Questar Corp.                                                                                  16,406,994

PREFERRED STOCKS 0.58%                                                                                      7,200,000
(Cost $6,000,000)

Oil & Gas 0.58%
   60,000   Lasmo America Ltd., 8.15% (R)                                                                   7,200,000


                                                    INTEREST          CREDIT          PAR VALUE
ISSUER, DESCRIPTION, MATURITY DATE                      RATE          RATING**    (000s OMITTED)                VALUE
CORPORATE BONDS 0.59%                                                                                      $7,393,624
(Cost $7,388,294)

Utilities 0.59%
Tennessee Valley Authority,
Note 07-15-43                                          7.250%            AAA             $7,000             7,393,624

SHORT-TERM INVESTMENTS 4.04%                                                                              $50,532,000
(Cost $50,532,000)

Joint Repurchase Agreement 4.04%
Investment in a joint repurchase agreement
transaction with UBS Warburg, Inc. -- Dated
06-30-03, due 07-01-03 (Secured by U.S.
Treasury Bonds, 5.250% thru 7.875%
due 02-15-21 thru 11-15-28)                            1.100%                            50,532            50,532,000

TOTAL INVESTMENTS 99.44%                                                                               $1,244,927,966

OTHER ASSETS AND LIABILITIES, NET 0.56%                                                                    $7,070,812

TOTAL NET ASSETS 100.0%                                                                                $1,251,998,778

Notes to Schedule of Investments

  * Non-income-producing security.

 ** Credit ratings by Moody's Investors Service or John Hancock Advisers, LLC, where Standard & Poor's ratings are not available.

(R) This security is exempt from registration under rule 144A of the Securities Act of 1933. Such security may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $7,200,000 or 0.58% of net assets as of June 30, 2003.

    Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer.

    The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to
financial statements.




ASSETS AND
LIABILITIES

June 30, 2003
(unaudited)

This Statement
of Assets and
Liabilities is the
Fund's balance
sheet. It shows
the value of
what the Fund
owns, is due
and owes. You'll
also find the net
asset value and
the maximum
offering price
per share.


ASSETS
Investments at value (cost $1,027,328,116)                     $1,244,927,966
Cash                                                                      437
Receivable for investments sold                                    10,205,913
Receivable for shares sold                                            166,431
Dividends and interest receivable                                   1,588,762
Other assets                                                          342,758

Total assets                                                    1,257,232,267

LIABILITIES
Payable for investments purchased                                   2,323,205
Payable for shares repurchased                                        501,681
Payable to affiliates
 Management fee                                                     1,825,317
 Distribution and service fee                                          83,595
 Other                                                                 85,496
Other payables and accrued expenses                                   414,195

Total liabilities                                                   5,233,489

NET ASSETS
Capital paid-in                                                 1,092,637,725
Accumulated net realized loss on investments                      (57,651,652)
Net unrealized appreciation of investments                        217,599,850
Distributions in excess of net investment income                     (587,145)

Net assets                                                     $1,251,998,778

NET ASSET VALUE PER SHARE
Based on net asset values and shares outstanding
Class A ($921,401,067 [DIV] 54,924,905 shares)                         $16.78
Class B ($307,362,904 [DIV] 18,344,119 shares)                         $16.76
Class C ($23,234,807 [DIV] 1,384,964 shares)                           $16.78

MAXIMUM OFFERING PRICE PER SHARE
Class A 1 ($16.78 [DIV] 95%)                                           $17.66
Class C ($16.78 [DIV] 99%)                                             $16.95

1 On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

See notes to
financial statements.



OPERATIONS

For the period ended
June 30, 2003
(unaudited) 1

This Statement
of Operations
summarizes the
Fund's investment
income earned
and expenses
incurred in operat-
ing the Fund.
It also shows net
gains (losses) for
the period stated.

INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $100,991)          $11,630,951
Interest (including securities lending income of $171,768)          2,328,820

Total investment income                                            13,959,771

EXPENSES
Investment management fee                                           3,525,052
Class A distribution and service fee                                1,324,594
Class B distribution and service fee                                1,540,648
Class C distribution and service fee                                  115,117
Transfer agent fee                                                  1,765,863
Accounting and legal services fee                                     157,588
Custodian fee                                                          84,598
Trustees' fee                                                          40,042
Printing                                                               36,626
Registration and filing fee                                            35,211
Miscellaneous                                                          34,414
Auditing fee                                                           19,718
Legal fee                                                               8,082
Interest expense                                                        3,858

Net expenses                                                        8,691,411

Net investment income                                               5,268,360

REALIZED AND UNREALIZED GAIN

Net realized gain on investments                                   33,863,085
Change in net unrealized appreciation (depreciation)
  of investments                                                   37,843,416

Net realized and unrealized gain                                   71,706,501

Increase in net assets from operations                            $76,974,861

1 Semiannual period from 1-1-03 through 6-30-03.

See notes to
financial statements.



CHANGES IN
NET ASSETS

This Statement
of Changes in
Net Assets
shows how the
value of the
Fund's net assets
has changed
since the end of
the previous
period. The dif-
ference reflects
earnings less
expenses, any
investment gains
and losses,
distributions, if
any, paid to
shareholders
and any increase
or decrease in
money share
holders invested
in the Fund.
                                                   YEAR          PERIOD
                                                  ENDED           ENDED
                                               12-31-02         6-30-03 1
INCREASE (DECREASE) IN NET ASSETS

From operations
Net investment income                       $17,399,347      $5,268,360
Net realized gain (loss)                    (90,047,264)     33,863,085
Change in net unrealized
  appreciation (depreciation)              (253,306,863)     37,843,416
Increase (decrease) in net assets
  resulting from operations                (325,954,780)     76,974,861

Distributions to shareholders
From net investment income
Class A                                     (15,200,803)     (4,973,558)
Class B                                      (3,050,052)       (657,965)
Class C                                        (177,688)        (48,204)
From net realized gain
Class A                                      (6,861,940)             --
Class B                                      (2,512,670)             --
Class C                                        (183,073)             --
                                            (27,986,226)     (5,679,727)
From Fund share transactions               (170,742,889)    (79,147,032)

NET ASSETS
Beginning of period                       1,784,534,571   1,259,850,676

End of period 2                          $1,259,850,676  $1,251,998,778


1 Semiannual period from 1-1-03 through 6-30-03. Unaudited.

2 Includes distributions in excess of net investment income of $175,778 and $587,145, respectively.

See notes to
financial statements.



FINANCIAL
HIGHLIGHTS

CLASS A SHARES

The Financial Highlights show how the Fund's net asset value for a share has changed since the end of the previous period.

PERIOD ENDED                                          12-31-98    12-31-99    12-31-00    12-31-01 1  12-31-02     6-30-03 2
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                                   $22.41      $24.23      $24.51      $23.35      $19.88      $15.81
Net investment income 3                                   0.31        0.30        0.33        0.32        0.24        0.09
Net realized and unrealized
  gain (loss) on investments                              3.11        1.11        0.61       (1.77)      (3.94)       0.97
Total from
  investment operations                                   3.42        1.41        0.94       (1.45)      (3.70)       1.06
Less distributions
From net investment income                               (0.31)      (0.35)      (0.33)      (0.37)      (0.25)      (0.09)
From net realized gain                                   (1.29)      (0.78)      (1.77)      (1.65)      (0.12)         --
                                                         (1.60)      (1.13)      (2.10)      (2.02)      (0.37)      (0.09)
Net asset value,
  end of period                                         $24.23      $24.51      $23.35      $19.88      $15.81      $16.78
Total return 4 (%)                                       15.62        5.91        4.10       (6.06)     (18.68)       6.73 5

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                         $1,884      $1,788      $1,446      $1,217        $908        $921
Ratio of expenses
  to average net assets (%)                               1.03        1.05        1.08        1.10        1.17        1.24 6
Ratio of net investment income
  to average net assets (%)                               1.33        1.21        1.44        1.50        1.36        1.05 6
Portfolio turnover (%)                                      51          64          46          76          85          31

See notes to
financial statements.



FINANCIAL
HIGHLIGHTS

CLASS B SHARES

PERIOD ENDED                                          12-31-98    12-31-99    12-31-00    12-31-01 1  12-31-02     6-30-03 2
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                                   $22.38      $24.20      $24.48      $23.31      $19.86      $15.79
Net investment income 3                                   0.14        0.13        0.17        0.17        0.12        0.03
Net realized and unrealized
  gain (loss) on investments                              3.11        1.11        0.60       (1.76)      (3.94)       0.97
Total from
  investment operations                                   3.25        1.24        0.77       (1.59)      (3.82)       1.00
Less distributions
From net investment income                               (0.14)      (0.18)      (0.17)      (0.21)      (0.13)      (0.03)
From net realized gain                                   (1.29)      (0.78)      (1.77)      (1.65)      (0.12)         --
                                                         (1.43)      (0.96)      (1.94)      (1.86)      (0.25)      (0.03)
Net asset value,
  end of period                                         $24.20      $24.48      $23.31      $19.86      $15.79      $16.76
Total return 4 (%)                                       14.79        5.20        3.32       (6.66)     (19.29)       6.37 5

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                           $790        $820        $663        $551        $328        $307
Ratio of expenses
  to average net assets (%)                               1.79        1.73        1.78        1.80        1.87        1.94 6
Ratio of net investment income
  to average net assets (%)                               0.58        0.54        0.75        0.80        0.65        0.36 6
Portfolio turnover (%)                                      51          64          46          76          85          31

See notes to
financial statements.



FINANCIAL
HIGHLIGHTS

CLASS C SHARES

PERIOD ENDED                                          12-31-98 7  12-31-99    12-31-00    12-31-01 1  12-31-02     6-30-03 2
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                                   $24.43      $24.22      $24.50      $23.33      $19.88      $15.81
Net investment income 3                                   0.13        0.13        0.18        0.17        0.12        0.03
Net realized and unrealized
  gain (loss) on investments                              1.07        1.10        0.59       (1.76)      (3.94)       0.97
Total from
  investment operations                                   1.20        1.23        0.77       (1.59)      (3.82)       1.00
Less distributions
From net investment income                               (0.12)      (0.17)      (0.17)      (0.21)      (0.13)      (0.03)
From net realized gain                                   (1.29)      (0.78)      (1.77)      (1.65)      (0.12)         --
                                                         (1.41)      (0.95)      (1.94)      (1.86)      (0.25)      (0.03)
Net asset value,
  end of period                                         $24.22      $24.50      $23.33      $19.88      $15.81      $16.78
Total return 4 (%)                                       5.185        5.17        3.32       (6.66)     (19.27)       6.36 5

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                             $5         $11         $12         $17         $24         $23
Ratio of expenses
  to average net assets (%)                               1.67 6      1.75        1.79        1.80        1.87        1.94 6
Ratio of net investment income
  to average net assets (%)                               0.84 6      0.51        0.76        0.82        0.67        0.34 6
Portfolio turnover (%)                                      51          64          46          76          85          31

1 As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, relating to the amortization of premiums and accretion of discounts on debt securities. The effect of this change on per share amounts for the year ended December 31, 2001, was to decrease net investment income per share by $0.01, decrease net realized and unrealized losses per share by $0.01, and, had the Fund not made these changes to amortization and accretion, the ratio of net investment income to average net assets would have been 1.53%, 0.83% and 0.85% for Class A, Class B and Class C shares, respectively. Per share ratios and supplemental data for periods prior to January 1, 2001, have not been restated to reflect this change in presentation.

2 Semiannual period from 1-1-03 through 6-30-03. Unaudited.

3 Based on the average of the shares outstanding.

4 Assumes dividend reinvestment and does not reflect the effect of sales charges.

5 Not annualized.

6 Annualized.

7 Class C shares began operations on 5-1-98.

See notes to
financial statements.



NOTES TO
STATEMENTS

Unaudited

NOTE A
Accounting policies

John Hancock Sovereign Investors Fund (the "Fund") is a diversified series of John Hancock Investment Trust, an open-end management investment company registered under the Investment Company Act of 1940. The investment objective of the Fund is to provide long-term growth of capital and of income without assuming undue market risks.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B, Class C and Class I shares. No Class I shares have been issued as of June 30, 2003. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class that bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan.

Significant accounting policies of the Fund are as follows:

Valuation of investments

Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value. Investments in AIM Cash Investment Trust are valued at their net asset value each business day.

Joint repurchase agreement

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, LLC (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, LLC, may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

Investment transactions

Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

Discount and premium on securities

The Fund accretes discount and amortizes premium from par value on securities from either the date of issue or the date of purchase over the life of the security.

Class allocations

Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distri bution and service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

Expenses

The majority of the expenses are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund will be allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

Bank borrowings

The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into a syndicated line of credit agreement with various banks. This agreement enables the Fund to participate with other funds managed by the Adviser in an unsecured line of credit with banks, which permits borrowings of up to $250 million, collectively. Interest is charged to each fund, based on its borrowing. In addition, a commitment fee is charged to each fund based on the average daily unused portion of the line of credit and is allocated among the participating funds. The Fund had no borrowing activity under the line of credit during the period ended June 30, 2003.

Securities lending

The Fund may lend securities to certain qualified brokers who pay the Fund negotiated lender fees. These fees are included in interest income. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral, should the borrower of the securities fail financially. There were no securities loaned on June 30, 2003.

Federal income taxes

The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $89,791,390 of a capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. To the extent that such carryforward is used by the Fund, no capital gain distributions will be made. The entire loss carryforward expires on December 31, 2010.

Dividends, interest and distributions

Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund identifies the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Fund records distributions to shareholders from net investment income and net realized gains on the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time and are in the same amount, except for the effect of expenses that may be applied differently to each class.

Such distributions, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting prin ci ples generally accepted in the United States of America. Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

NOTE B
Management fee and transactions with affiliates and others

The Fund has an investment management contract with the Adviser. Under the investment management contract, the Fund pays a quarterly management fee to the Adviser equivalent, on an annual basis, to the sum of: (a) 0.60% of the first $750,000,000 of the Fund's average daily net asset value, (b) 0.55% of the next $750,000,000, (c) 0.50% of the next
$1,000,000,000 and (d) 0.45% of the Fund's average daily net asset value in excess of $2,500,000,000.

The Fund has Distribution Plans with John Hancock Funds, LLC ("JH Funds"), a wholly owned subsidiary of the Adviser. The Fund has adopted Distribution Plans with respect to Class A, Class B and Class C pursuant to Rule 12b-1 under the Investment Company Act of 1940 to reimburse JH Funds for the services it provides as distributor of shares of the Fund. Accordingly, the Fund makes monthly payments to JH Funds at an annual rate not to exceed 0.30% of Class A average daily net assets and 1.00% of Class B and Class C average daily net assets. A maximum of 0.25% of such payments may be service fees as de fined by the Conduct Rules of the National Association of Securities Dealers. Under the Conduct Rules, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

Class A and Class C shares are assessed up-front sales charges. During the period ended June 30, 2003, JH Funds received net up-front sales charges of $338,220 with regard to sales of Class A shares. Of this amount, $47,087 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $195,997 was paid as sales commissions to unrelated broker-dealers and $95,136 was paid as sales commissions to sales personnel of Signator Investors, Inc. ("Signator Investors"), a related broker-dealer. The Adviser's indirect parent, John Hancock Life Insurance Company ("JHLICo"), is the indirect sole shareholder of Signator Inves tors. During the period ended June 30, 2003, JH Funds received net up-front sales charges of $32,029 with regard to sales of Class C shares. Of this amount, $30,521 was paid as sales commissions to unrelated broker-dealers and $1,508 was paid as sales commissions to sales personnel of Signator Investors.

Class B shares that are redeemed within six years of purchase are subject to a contingent deferred sales charge ("CDSC") at declining rates, beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Class C shares that are redeemed within one year of purchase are subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSCs are paid to JH Funds and are used in whole or in part to defray its expenses for providing distribution related services to the Fund in connection with the sale of Class B and Class C shares. During the period ended June 30, 2003, CDSCs received by JH Funds amounted to $275,189 for Class B shares and $325 for Class C shares.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc., an indirect subsidiary of JHLICo. The Fund pays a monthly transfer agent fee at an annual rate of 0.05% of the Fund's average daily net asset value, plus a fee based on the number of shareholder accounts and reimbursement for certain out-of-pocket expenses, aggregated and allocated to each class on the basis of its relative net asset value.

The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the period was at an annual rate of approximately 0.03% of the average net assets of the Fund.

Ms. Maureen R. Ford and Mr. John M. DeCiccio are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investments as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

NOTE C
Fund share transactions

This listing illustrates the number of Fund shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value. The Fund has an unlimited number of shares authorized with no par value.

                                 YEAR ENDED 12-31-02            YEAR ENDED 6-31-03 1
                              SHARES          AMOUNT        SHARES          AMOUNT
CLASS A SHARES
Sold                       7,115,380    $128,166,011     2,328,937     $37,289,386
Distributions reinvested   1,218,520      20,462,624       286,775       4,621,893
Repurchased              (12,150,506)   (210,473,134)   (5,082,965)    (80,450,367)
Net decrease              (3,816,606)   ($61,844,499)   (2,467,253)   ($38,539,088)

CLASS B SHARES
Sold                       2,536,815     $45,690,969     1,028,665     $16,432,053
Distributions reinvested     317,980       5,295,398        39,765         629,290
Repurchased               (9,799,112)   (171,997,634)   (3,494,200)    (55,333,280)
Net decrease              (6,944,317)  ($121,011,267)   (2,425,770)   ($38,271,937)

CLASS C SHARES
Sold                       1,365,472     $24,421,944       736,564     $11,608,371
Distributions reinvested      20,572         339,309         2,851          45,182
Repurchased                 (708,865)    (12,648,376)     (889,018)    (13,989,560)
Net increase (decrease)      677,179     $12,112,877      (149,603)    ($2,336,007)

NET DECREASE             (10,083,744)  ($170,742,889)   (5,042,626)   ($79,147,032)

1 Semiannual period from 1-1-03 through 6-30-03. Unaudited.

NOTE D
Investment transactions

Purchases and proceeds from sales or maturities of securities other than short-term securities and obligations of the U.S. government, during the period ended June 30, 2003, aggregated $326,895,520 and $416,040,741, respectively. Purchases and proceeds from sales or maturities of obligations of U.S. government aggregated $31,657,813 and $31,756,055, respectively, during the period ended June 30, 2003.

The cost of investments owned on June 30, 2003, including short-term investments, for federal income tax purposes was $1,027,441,697. Gross unrealized appreciation and depreciation of investments aggregated $245,137,177 and $27,650,908, respectively, resulting in net unrealized appreciation of $217,486,269. The difference between book basis and tax basis net unrealized appreciation of investments is attributable primarily to the amortization of premiums and accretion of discounts on debt securities.



OUR FAMILY
OF FUNDS

-------------------------------------------------------
Equity                   Balanced Fund
                         Classic Value Fund
                         Core Equity Fund
                         Focused Equity Fund
                         Growth Trends Fund
                         International Fund
                         Large Cap Equity Fund
                         Large Cap Growth Fund
                         Large Cap Spectrum Fund
                         Mid Cap Growth Fund
                         Multi Cap Growth Fund
                         Small Cap Equity Fund
                         Small Cap Growth Fund
                         Sovereign Investors Fund
                         U.S. Global Leaders Growth Fund
--------------------------------------------------------
Sector                   Biotechnology Fund
                         Financial Industries Fund
                         Health Sciences Fund
                         Real Estate Fund
                         Regional Bank Fund
                         Technology Fund
--------------------------------------------------------
Income                   Bond Fund
                         Government Income Fund
                         High Income Fund
                         High Yield Bond Fund
                         Investment Grade Bond Fund
                         Strategic Income Fund
--------------------------------------------------------
Tax-Free Income          California Tax-Free Income Fund
                         High Yield Municipal Bond Fund
                         Massachusetts Tax-Free Income Fund
                         New York Tax-Free Income Fund
                         Tax-Free Bond Fund
-------------------------------------------------------
Money Market             Money Market Fund
                         U.S. Government Cash Reserve


For more complete information on any John Hancock Fund and a prospectus, which includes charges and expenses, call your financial professional, or John Hancock Funds at 1-800-225-5291. Please read the prospectus carefully before investing or sending money.



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FOR YOUR
INFORMATION

TRUSTEES

James F. Carlin
William H. Cunningham
John M. DeCiccio
Ronald R. Dion
Maureen R. Ford
Charles L. Ladner*
Steven R. Pruchansky
Lt. Gen. Norman H. Smith,  USMC (Ret.)
John P. Toolan*
*Members of the Audit Committee

OFFICERS

Maureen R. Ford
Chairman, President
and Chief Executive Officer

William L. Braman
Executive Vice President
and Chief Investment Officer

Richard A. Brown
Senior Vice President
and Chief Financial Officer

Susan S. Newton
Senior Vice President
and Secretary

William H. King
Vice President and Treasurer

Thomas H. Connors
Vice President and
Compliance Officer

INVESTMENT ADVISER

John Hancock Advisers, LLC
101 Huntington Avenue
Boston, Massachusetts 02199-7603

PRINCIPAL DISTRIBUTOR

John Hancock Funds, LLC
101 Huntington Avenue
Boston, Massachusetts 02199-7603

CUSTODIAN

The Bank of New York
One Wall Street
New York, New York 10286

TRANSFER AGENT

John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, Massachusetts 02217-1000

LEGAL COUNSEL

Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109-1803



HOW TO
CONTACT US

On the Internet                        www.jhfunds.com

By regular mail                        John Hancock Signature Services, Inc.
                                       1 John Hancock Way, Suite 1000
                                       Boston, MA 02217-1000

By express mail                        John Hancock Signature Services, Inc.
                                       Attn: Mutual Fund Image Operations
                                       529 Main Street
                                       Charlestown, MA 02129

Customer service representatives       1-800-225-5291

24-hour automated information          1-800-338-8080

TDD line                               1-800-554-6713

The Fund's voting policies and procedures are available without charge, upon request:

By phone                               1-800-225-5291

On the Fund's Web site                 www.jhfunds.com/proxy

On the SEC's Web site                  http://www.sec.gov



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A tag line below reads "JOHN HANCOCK FUNDS."]

1-800-225-5291
1-800-554-6713 (TDD)
1-800-338-8080 EASI-Line

www.jhfunds.com

Now available: electronic delivery
www.jhancock.com/funds/edelivery

This report is for the information of
the shareholders of the John Hancock
Sovereign Investors Fund.


290SA                6/03
                     8/03

                                                     VOTE THIS PROXY CARD TODAY!
                                        YOUR PROMPT RESPONSE WILL SAVE YOUR FUND
                                              THE EXPENSE OF ADDITIONAL MAILINGS


JOHN HANCOCK LARGE CAP SPECTRUM FUND
SPECIAL MEETING OF SHAREHOLDERS -DECEMBER 3, 2003
PROXY SOLICITATION BY THE BOARD OF TRUSTEES

     The undersigned, revoking previous proxies, hereby appoint(s) Maureen Ford Goldfarb, Susan S. Newton and William H. King, with full power of substitution in each, to vote all the shares of beneficial interest of John Hancock Large Cap Spectrum Fund ("Large Cap Spectrum Fund") which the undersigned is (are) entitled to vote at the Special Meeting of Shareholders (the "Meeting") of Large Cap Spectrum Fund to be held at 101 Huntington Avenue, Boston, Massachusetts, on December 3, 2003 at 9:00 a.m., Boston time, and at any adjournment(s) of the Meeting. All powers may be exercised by a majority of all proxy holders or substitutes voting or acting, or, if only one votes and acts, then by that one. Receipt of the Proxy Statement dated October 8, 2003 is hereby acknowledged. If not revoked, this proxy shall be voted for the proposal.

                                            Date                    , 2003
                                                --------------------

                                            PLEASE SIGN, DATE AND RETURN
                                            PROMPTLY IN ENCLOSED ENVELOPE


                                            ------------------------------------

                                            ------------------------------------
                                                     Signature(s)
                                            NOTE: Signature(s) should agree with
                                            the name(s) printed herein. When
                                            signing as attorney, executor,
                                            administrator ,trustee or guardian,
                                            please give your full name as such.
                                            If a corporation, please sign in
                                            full corporate name by president
                                            or other authorized officer. If a
                                            partnership, please sign in
                                            partnership name by authorized
                                            person.

                                                     VOTE THIS PROXY CARD TODAY!
                                        YOUR PROMPT RESPONSE WILL SAVE YOUR FUND
                                              THE EXPENSE OF ADDITIONAL MAILINGS


SPECIFY YOUR DESIRED ACTION BY A CHECK MARK IN THE APPROPRIATE SPACE. THIS PROXY WILL BE VOTED IN FAVOR OF (FOR) PROPOSAL 1 IF NO SPECIFICATION IS MADE BELOW. AS TO ANY OTHER MATTER, THE PROXY OR PROXIES WILL VOTE IN ACCORDANCE WITH THEIR BEST JUDGEMENT.

              PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW.

(1) To approve an Agreement and Plan of Reorganization between John Hancock Large Cap Spectrum Fund ("Large Cap Spectrum Fund") and John Hancock Sovereign Investors Fund ("Sovereign Investors Fund"). Under this Agreement, Large Cap Spectrum Fund would transfer all of its assets to Sovereign Investors Fund in exchange for shares of Sovereign Investors Fund. These shares will be distributed proportionately to you and the other shareholders of Sovereign Investors Fund. Sovereign Investors Fund will also assume Large Cap Spectrum Fund's liabilities.

         FOR      |_|              AGAINST  |_|               ABSTAIN  |_|

           PLEASE DO NOT FORGET TO SIGN THE REVERSE SIDE OF THIS CARD.

                                                     VOTE THIS PROXY CARD TODAY!
                                        YOUR PROMPT RESPONSE WILL SAVE YOUR FUND
                                              THE EXPENSE OF ADDITIONAL MAILINGS


JOHN HANCOCK DIVIDEND PERFORMERS FUND
SPECIAL MEETING OF SHAREHOLDERS -DECEMBER 3, 2003
PROXY SOLICITATION BY THE BOARD OF TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) Maureen Ford Goldfarb, Susan S. Newton and William H. King, with full power of substitution in each, to vote all the shares of beneficial interest of John Hancock Dividend Performers Fund ("Dividend Performers Fund") which the undersigned is (are) entitled to vote at the Special Meeting of Shareholders (the "Meeting") of Dividend Performers Fund to be held at 101 Huntington Avenue, Boston, Massachusetts, on December 3, 2003 at 9:00 a.m., Boston time, and at any adjournment(s) of the Meeting. All powers may be exercised by a majority of all proxy holders or substitutes voting or acting, or, if only one votes and acts, then by that one. Receipt of the Proxy Statement dated October 8, 2003 is hereby acknowledged. If not revoked, this proxy shall be voted for the proposal.

                               Date                                       , 2003
                                   ----------------------------------------

                               PLEASE SIGN, DATE AND RETURN
                               PROMPTLY IN ENCLOSED ENVELOPE


                               ------------------------------------------------

                               ------------------------------------------------
                                                  Signature(s)
                               NOTE: Signature(s) should agree with the name(s)
                               printed herein. When signing as attorney, executor, administrator, trustee or guardian, please give your full name as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                                     VOTE THIS PROXY CARD TODAY!
                                        YOUR PROMPT RESPONSE WILL SAVE YOUR FUND
                                              THE EXPENSE OF ADDITIONAL MAILINGS


SPECIFY YOUR DESIRED ACTION BY A CHECK MARK IN THE APPROPRIATE SPACE. THIS PROXY WILL BE VOTED IN FAVOR OF (FOR) PROPOSAL 1 IF NO SPECIFICATION IS MADE BELOW. AS TO ANY OTHER MATTER, THE PROXY OR PROXIES WILL VOTE IN ACCORDANCE WITH THEIR BEST JUDGEMENT.

              PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW.


(1) To approve an Agreement and Plan of Reorganization between John Hancock Dividend Performers Fund ("Dividend Performers Fund") and John Hancock Sovereign Investors Fund ("Sovereign Investors Fund"). Under this Agreement, Dividend Performers Fund would transfer all of its assets to Sovereign Investors Fund in exchange for Class I shares of Sovereign Investors Fund. These shares will be distributed proportionately to you and the other shareholders of Dividend Performers Fund. Sovereign Investors Fund will also assume Dividend Performers Fund's liabilities.

         FOR      |_|            AGAINST  |_|               ABSTAIN  |_|

           PLEASE DO NOT FORGET TO SIGN THE REVERSE SIDE OF THIS CARD.

--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------

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         Check here [ ] to vote all proposals as the Board recommends, then click the VOTE button below.
                                      -OR-
         To vote each proposal separately, click the VOTE button only.

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



                         Internet Proxy Voting Service
                               Proxy Voting Form
                               John Hancock Funds
                     John Hancock Dividend Performers Fund

--------------------------------------------------------------------------------
                    Thank you! Your vote has been submitted.
--------------------------------------------------------------------------------

THIS PROXY WILL BE VOTED IN FAVOR OF (FOR) PROPOSAL 1 IF NO SPECIFICATION IS MADE BELOW. AS TO ANY OTHER MATTER, THE PROXY OR PROXIES WILL VOTE IN ACCORDANCE WITH THEIR BEST JUDGEMENT.


Proposal 1.  To   approve   an   Agreement   and  Plan  of                   FOR
             Reorganization between John Hancock Dividend Performers Fund
             ("Dividend  Performers  Fund")  and John  Hancock  Sovereign
             Investors  Fund  ("Sovereign  Investors  Fund").  Under this
             Agreement,  Dividend  Performers  Fund would transfer all of its assets to Sovereign Investors Fund in exchange for Class
             I shares of Sovereign  Investors Fund.  These shares will be
             distributed   proportionately   to   you   and   the   other
             shareholders   of  Dividend   Performers   Fund.   Sovereign
             Investors Fund will also assume Dividend Performers Fund's liabilities.

       Please refer to the proxy statement for discussion of this matter.
--------------------------------------------------------------------------------

       [Change Vote] [Printer Friendly Confirmation] [Vote Another Proxy]
                          [Exit Proxy Voting Service]


(C) 2000, 2001 ADP Financial Information Services, Inc. The MIS logo is a service mark of Automatic Data Processing, Inc.
The ADP logo is a registered trademark of North America, Inc. Terms and Conditions. Privacy Statement.

                         Internet Proxy Voting Service
                               Proxy Voting Form
                               John Hancock Funds
                      John Hancock Large Cap Spectrum Fund

--------------------------------------------------------------------------------
                    Thank you! Your vote has been submitted.
--------------------------------------------------------------------------------

THIS PROXY WILL BE VOTED IN FAVOR OF (FOR) PROPOSAL 1 IF NO SPECIFICATION IS MADE BELOW. AS TO ANY OTHER MATTER, THE PROXY OR PROXIES WILL VOTE IN ACCORDANCE WITH THEIR BEST JUDGEMENT.


Proposal 1.  To   approve   an   Agreement   and  Plan  of                   FOR
             Reorganization  between John Hancock Large Cap Spectrum Fund
             ("Large  Cap  Spectrum  Fund")  and John  Hancock  Sovereign
             Investors  Fund  ("Sovereign  Investors  Fund").  Under this
             Agreement, Large Cap Spectrum Fund would transfer all of its assets to Sovereign Investors Fund in exchange for shares of
             Sovereign  Investors Fund.  These shares will be distributed
             proportionately   to  you  and  the  other  shareholders  of
             Sovereign Investors Fund. Sovereign Investors Fund will also assume Large Cap Spectrum Fund's liabilities.


       Please refer to the proxy statement for discussion of this matter.
--------------------------------------------------------------------------------

       [Change Vote] [Printer Friendly Confirmation] [Vote Another Proxy]
                          [Exit Proxy Voting Service]


(C) 2000, 2001 ADP Financial Information Services, Inc. The MIS logo is a service mark of Automatic Data Processing, Inc.
The ADP logo is a registered trademark of North America, Inc. Terms and Conditions. Privacy Statement.